UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900, Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

Robert Olson, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Cynthia Beyea

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006-1110

Registrant's telephone number, including area code:	(503) 232-6960
Date of fiscal year end:	12/31
Date of reporting period:	12/31/2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for the period January 1, 2023 through December 31, 2023, is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2023

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2023. Total assets under management at year-end were $838 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2023.

Sub-Advisers to the portfolios of the Corporation are: Dimensional Fund Advisors LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Brandywine Global Investment Management, LLC for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing investment opportunities that add value to our clients in the upcoming year.

Sincerely,

ROBERT OLSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND (Unaudited)

Performance

For the twelve months ended December 31, 2023, the M International Equity Fund had a return of 16.0% (net of management fees) versus a total return (including reinvestment of dividends) of 15.6% for its benchmark, the MSCI All Country World ex USA Index (net dividends)1.

Market Environment/Conditions

In U.S. dollar terms, global ex U.S. equity markets returned +15.6%, as reflected by the MSCI All Country World ex USA IMI (net dividends), for the one-year period. In U.S. dollar terms, developed ex U.S. markets returned +17.2%, as measured by the MSCI World ex USA IMI (net dividends). During the year, major developed ex U.S. market currencies, such as the Swiss franc, appreciated relative to the U.S. dollar while others, such as the Japanese yen, depreciated. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the developed ex U.S. market.

In U.S. dollar terms, emerging markets had positive performance for the one-year period but trailed both the U.S. and developed ex U.S. markets. In U.S. dollar terms, emerging markets returned +11.7%, as measured by the MSCI Emerging Markets IMI (net dividends). During the year, some emerging markets currencies, such as the Columbian peso, appreciated relative to the U.S. dollar while others, such as the Turkish lira, depreciated. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability2 dimensions in equity markets. Dimensional Fund Advisors LP integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI All Country World ex USA Small Cap Index, net dividends) performed in line with large caps (MSCI All Country World ex USA Index, net dividends). Mid caps (MSCI All Country World ex USA Mid Cap Index, net dividends), a subset of the MSCI All Country World ex USA Index universe, outperformed small caps (MSCI All Country World ex USA Small Cap Value Index, net dividends) by 0.3% and large caps (MSCI All Country World ex USA Growth Index, net dividends) by 0.3%.

Along the relative price dimension, large cap value stocks (MSCI All Country World ex USA Value Index, net dividends) outperformed large cap growth stocks (MSCI All Country World ex USA Growth Index, net dividends) by 3.3%, and small cap value stocks (MSCI All Country World ex USA Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index, net dividends) by 3.1%.

Along the profitability dimension, stocks with higher profitability outperformed stocks with lower profitability within large caps and performed in line within small caps.

Performance of the premiums may vary depending on the particular segment of the market under analysis.

Fund Review/Current Positioning

The M International Equity Fund outperformed the MSCI All Country World ex USA Index (net dividends) by 0.4% for the period. The Fund's emphasis on value stocks contributed positively to relative performance, as these stocks outperformed over the period. Additionally, the Fund's emphasis on high profitability stocks contributed positively to relative performance.

Dimensional Fund Advisors LP
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Dimensional Fund Advisors LP exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2023. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND THE MSCI AC WORLD ex USA INDEX (Unaudited)

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

+  Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex USA Index. The MSCI AC World ex USA Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ALL COUNTRY WORLD ex USA INDEX

1 The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. Investors cannot invest directly in an Index.

2 Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.

MSCI data copyright MSCI 2024, all rights reserved.

M LARGE CAP GROWTH FUND (Unaudited)

Performance

For the twelve months ended December 31, 2023, the M Large Cap Growth Fund had a return of 32.0% (net of management fees) versus a total return (including reinvestment of dividends) of 42.7% for its benchmark, the Russell 1000® Growth Index1.

Market Environment/Conditions

DSM Capital Partners LLC ("DSM") outperformed during 2022 because the defensive growth stock positions purchased in both 2021 and 2022 defended well, while the higher P/E technology positions (many having been trimmed or sold during that time) underperformed. In 2023, this situation reversed itself as defensive growth stocks generally underperformed while the higher P/E, larger market cap technology stocks outperformed led by the "Magnificent Seven." The Magnificent Seven: Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla and Meta, contributed approximately 65% of the 2023 returns of the Russell 1000® Growth Index. Apple and Tesla also contributed significantly to DSM's underperformance versus the benchmark. DSM continues to believe that Apple, with an estimated 10% earnings per share growth rate, is overvalued at nearly 29x earnings. Similarly, DSM believes Tesla, which faces ever-increasing competition in the EV market, is priced with considerable risk at 60x earnings, given that most global automakers sell for roughly 10x earnings.

Since October of last year, DSM has stated that global markets can work higher as investors become more confident that U.S. and EU inflation is on a sustained downward track, which would enable the U.S. Federal Reserve (the Fed) and European Central Bank (the ECB) to stop raising interest rates. At this time, it appears that both central banks will not need to hike rates further. Monetary policy in the U.S. and EU, as measured by M2, has been very tight on an historical basis. As DSM has previously stated, rapidly rising M2 will generate inflation, while shrinking M2 will lead to disinflation. As M2 has fallen, inflation in the western world, as measured by the CPI, PPI and PCE, has declined to more normal levels. Lower inflation generates lower interest rates which should support the economy as evidenced by the stabilization of housing prices in the U.S. as the 30-year mortgage rate has fallen from 8% to 7% since October 31, 2023. With inflation almost back to the central banks' 2% target, the Fed and ECB have room to cut rates, although when the cuts may commence is uncertain.

Fund Review/Current Positioning

DSM continues to believe that the demand for software, networking equipment, semiconductor production equipment, cloud infrastructure, IT services and advanced semiconductor chips will grow as nearly every company becomes increasingly focused on technology in order to improve its services and lower its costs within its respective industry. Beginning with purchases made during 2022, DSM remains focused on companies they believe should benefit from Artificial Intelligence (AI)/digital transformation themes. In DSM's view, AI has likely become the most transformative technological trend since the launch of the internet, cellular communication and networking in the 1990s.

At year-end, the M Large Cap Growth Fund was invested in the communication services, consumer discretionary, consumer staples, financials, health care, industrials, information technology and materials sectors. Over the reporting period, the Fund underperformed the benchmark as a result of stock selections in the information technology and financials sectors. The Fund's underweight of the consumer staples and energy sectors versus the benchmark benefitted performance. By security, the top five contributors to the Fund's performance for the year were Microsoft, NVIDIA, Amazon.com, Adobe and Alphabet. The five positions which contributed the least in the period were Charles Schwab, PayPal Holdings, SolarEdge Technologies, EPAM Systems and Paycom Software.

DSM continues to reiterate the view that as the economy grows and inflation falls, the probability of a significant recession declines. DSM believes a "muddle through" scenario in 2024 has become more probable as the likely "downside scenario," but this is certainly not assured. While the possibility of recession and general downside earnings risks exist in global markets, equities are priced on forward looking earnings. By the summer of 2024, equities will increasingly be priced on calendar year 2025 earnings. Given the economic resilience of the M Large Cap Growth Fund portfolio, along with its reasonable valuation for this year and next and a normalized mid-to-high teens earnings growth rate going forward, DSM believes this portfolio of premier quality growth businesses is well positioned for the intermediate and longer-term investor willing to look through potential near-term volatility. Historically, the market climbs a wall of worry and DSM continues to believe business fundamentals, valuation and economics are on the side of the forward-looking buyer.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2023. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 1000® GROWTH INDEX

1 The Russell 1000® Growth Total Return Index includes dividends reinvested in the Russell 1000® Growth Index as reported by FTSE Russell. The Russell 1000® Growth Index is a capitalization weighted index containing over 400 widely held securities with growth characteristics. DSM uses the Russell 1000® Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND (Unaudited)

Performance

For the twelve months ended December 31, 2023, the M Capital Appreciation Fund had a return of 23.6% (net of management fees) versus a total return (including reinvestment of dividends) of 17.4% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

Equities rallied in the last two months of the year resulting in the best quarter of 2023 concluding a volatile twelve months. The Russell 2500® Index finished up 17.4%, with growth stocks outperforming value as the Russell 2500® Growth Index increased 18.9%.

It seems only fitting that a period dominated by macroeconomic headlines should conclude with a strong rally driven by a sudden reversal in attitude toward inflation. As recently as late October, investors were panicking over the steep increase in 10-year rates and stubbornly high inflation. They had taken the Russell 2500® Index down 17% from its July high, and down 5% year to date. However, two softer-than-expected monthly inflation readings spurred an impressive 22% gain from an October low. For even the most seasoned investor that would have been enough volatility, but as we had already endured a robust rally and subsequent collapse in the first half of the year, this market likely aged us all.

Fund Review/Current Positioning

On a net-of-fee basis, the Fund outperformed the Russell 2500® Index on allocation and stock selection. Overweight allocations in Technology and Industrials and underweight positions in Utilities and Real Estate more than offset the underperformance in Energy and Basic Materials, where the Fund was also overweight. Stock selection from Industrials outweighed the impact from any other industry group in the Index, with those stocks representing 6 of the top 10 contributing stocks for the year. While investor expectations and equity markets proved volatile throughout the year, the underlying theme of slowing inflationary pressure combined with better-than-expected economic resiliency prevailed. Furthermore, as equity markets continued to reward fundamentally driven stocks over price momentum, the Fund benefited as a number of large holdings delivered on long-awaited earnings power potential and multiple expansion.

Builders FirstSource, Inc. and XPO, Inc. are two clear examples of these investments.

Despite a sharp increase in mortgage rates in the second half of the year, building materials stocks performed well as underlying construction volumes remained healthy. Builders FirstSource was the largest contributor for the year, increasing by over 150%. The company has been driving accelerated revenue growth, margin expansion and cash flow generation through industry consolidation and new product introductions. Management has aggressively repurchased shares bringing the diluted share count down by 20% on a trailing 12-month basis. Even though the demand environment has been flattish, forward earnings expectations have more than doubled since the beginning of 2023.

XPO, an operator of less-than-truckload (LTL) transportation and delivery, had a solid year as well, increasing over 160% as management executed their plan to improve operations toward industry peers. What is particularly striking about this performance is that it happened in tandem with a pronounced trucking recession. Following the spin-off of XPO as an independent LTL operator, new management has enacted a plan to improve operating performance through network optimization and disciplined capital deployment. Improved on-time delivery performance has unlocked the potential to drive increased pricing, which flows almost entirely to the bottom-line profitability. Furthermore, the bankruptcy of Yellow, a perennially underperforming LTL operator, provided XPO with an opportunity for accelerated share gain as well as opportunistic acquisition of land and assets to further drive earnings power. We continue to believe that XPO is making great strides toward closing the profitability gap with its most successful peers and should see further appreciation in the coming years.

Finally, though the overall stock selection was quite strong for 2023, the Fund did not emerge unscathed from the March banking crisis. With the sudden increase in interest rates at the beginning of the year, many banks found themselves facing a liquidity crisis as investors rapidly shifted deposits into more rewarding areas of investment. A couple of high-profile bank failures, such as with Silicon Valley Bank, led to a cascade of potential bank runs as consumers and enterprises looked to protect their deposits. One of the Fund's holdings, Signature Bank, was caught in the crosshairs and ultimately needed to be rescued and recapitalized by the Federal Reserve after its deposits largely vanished over the course of a Friday afternoon. Prior to that fateful weekend, we had reduced our position by half to manage risk, even though we felt the bank's operating ratios offered a decent margin of safety. In addition, the Fund already was underweight regional banks due to concerns regarding compressing spreads and the possibility of an increase in delinquent loans. Heavier exposure to non-bank investments allowed the Fund to have positive stock selection in the Financials industry during the year despite the impact of Signature's collapse.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Co., LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2023. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND THE RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 2500® INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an Index.

M LARGE CAP VALUE FUND (Unaudited)

Performance

For the twelve months ended December 31, 2023, the Fund had a return of 7.6% (net of management fees) versus a total return of 11.5% for its benchmark, the Russell 1000® Value Index1.

Market Environment/Conditions

Broad U.S. equity markets began the year climbing higher before a banking crisis rattled financial markets. The regulators succeeded at containing the crisis which resulted in the failure of only three smaller institutions. The leadership in the broad market was dominated by a narrow group of large-cap technology-oriented stocks which became referred to as the "Magnificent Seven" until the annual rebalance of the Russell style indices at the end of June. The outsized impact from such narrow group leadership was reminiscent of the "Tech Bubble" from the late 1990's as indexes were showing positive returns that belied the negative returns early in the year for many benchmark constituents. The stage was set early for a return to growth and the spread between value and growth widened throughout the year.

The economy churned along after the Federal Reserve (Fed) hiked its target rate aggressively in 2022 from 0.25% to 4.5%. Rate hikes continued in four of the first five meetings albeit at the much slower pace of 25 bps increments before keeping them steady through the end of the year. The yearly inflation rate dropped throughout the first half of the year then trended in a range while the unemployment rate remained flat throughout the year. Treasury bond yields fell sharply beginning in November after softer than expected inflation data which led to a dovish pivot by the Fed in December which fueled the "Santa rally" as equity markets surged pricing in future interest rate cuts and abating fears of the long-expected recession.

Growth factors performed well throughout the year while traditional value factors were out of favor particularly in large cap. Higher quality and the perceived safety of higher dividend yielding companies also lagged while share change appears on the surface to be additive within value however the results were clouded from the Magnificent Seven.

Fund Review/Current Positioning

The tone for the year was set early in large cap value with the extremely narrow leadership in the first half of the year. Communication Services was up over forty percent while Technology was up over thirty percent. These sectors had a huge turnaround year in 2023 after being the two worst performing sectors in the prior year. Not only did we begin the year with a substantial underweight in communication services, but we did not own the expensive and higher valuation companies in the benchmark which buoyed the sector and the markets overall. Google was up over 38% for the year, while Facebook parent Meta returned an astounding 140%. Both companies were removed from the value benchmark midway through the year during the annual rebalancing and accounted for nearly two thirds of the underperformance in our fund for the year. The portfolio outperformed by 125 bps in the second half of the year, however this was not nearly enough to offset the deficit from the start of the year.

The price of oil dropped last year, despite supply reductions from OPEC and Russia in the third quarter which caused a temporary spike but then just as sharply reversed course to end the year lower. This is another sector we were also on the wrong side of during this year. We began the year and maintained an overweight in the sector after such robust performance in 2022. The energy sector had also been a good hedge against inflation concerns. The energy sector had been one of the best performing sectors for the fund until the end of the year market rally when the inflation started to drop. The impact in the final quarter was so profound the energy sector went from being a top performer to the second worst in the fund.

Despite a sharp rise in interest rates and mortgage financing costs, homebuilders had a fantastic year from the persistence of inventory shortages. The fund's overweight in this industry helped offset some of the shortfall from Meta and produced the largest relative outperformance relative to the benchmark.

The fund also benefited from remaining underweight the safety of the higher yielding utility sector. As interest rates rose the demand for a riskier alternative for yield waned and traditionally defensive sectors lagged. Finally, the technology sector was positively impacted from the burgeoning effects of AI (artificial intelligence) and the tremendous demand for semiconductor equipment and materials. Applied Materials, Lam research and KLA Corp are holdings that outperformed and contributed to performance.

Fears of a recession abated quickly in the fourth quarter after a drop in inflation while the Fed held rates steady prompting many to predict potential cuts in 2024. Helping the economic picture was declining oil prices, interest rates and mortgage rates which fell sharply from their highs. The market surged late in the year anticipating the Fed to reverse course early and quickly in 2024 with rate cuts to keep fueling the party.

Although higher-quality and lower valuation investing was out of favor, we believe being wed to quality and higher ROE stocks will enable the portfolio to outperform, especially with the widespread between value and growth within larger capitalization companies.

Brandywine Global Investment Management, LLC
Investment Sub-Adviser to the M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Brandywine Global Investment Management, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2023. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

RUSSELL 1000® VALUE INDEX

1 Russell 1000® companies with lower price-to-book ratios and lower forecasted growth. Investors cannot invest directly in an Index.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2023

Shares		Value (Note 1)
	COMMON STOCKS—70.0%
	Australia—4.9%
4,611	29Metals Ltd.†,*	$2,027
13,414	Accent Group Ltd.†	17,733
23,537	Adbri Ltd.*	48,118
3,859	AGL Energy Ltd.	24,930
4,977	ALS Ltd.	43,582
1,335	Altium Ltd.	42,621
36,996	Alumina Ltd.*	22,816
45,536	AMP Ltd.†	28,858
2,215	Ampol Ltd.	54,565
2,326	Ansell Ltd.	39,912
12,134	ANZ Group Holdings Ltd.	214,325
8,093	APA Group†	47,098
4,679	Appen Ltd.†,*	2,009
1,187	ARB Corp. Ltd.†	29,087
3,578	Arcadium Lithium PLC, CDI*	27,333
3,817	Aristocrat Leisure Ltd.	106,177
978	ASX Ltd.	42,027
10,882	Atlas Arteria Ltd.	42,862
477	AUB Group Ltd.	9,020
31,634	Aurizon Holdings Ltd.	81,917
5,745	Aussie Broadband Ltd.†,*	15,268
9,677	Austal Ltd.†	13,387
9,144	Australian Agricultural Co. Ltd.†,*	8,724
2,559	Australian Ethical Investment Ltd.	9,434
12,365	Bank of Queensland Ltd.†	51,231
5,183	Bapcor Ltd.†	19,567
39,961	Beach Energy Ltd.	43,570
4,696	Bega Cheese Ltd.	11,328
27,039	Bellevue Gold Ltd.†,*	30,863
6,079	Bendigo & Adelaide Bank Ltd.	40,058
19,147	BHP Group Ltd.	657,736
7,612	BHP Group Ltd., ADR†	519,976
12,902	BHP Group Ltd., Class DI	442,303
6,410	BlueScope Steel Ltd.	102,213
6,309	Boral Ltd.*	23,173
13,838	Boss Energy Ltd.*	38,003
12,498	Brambles Ltd.	115,828
18,400	Bravura Solutions Ltd.†,*	10,721
2,677	Breville Group Ltd.†	49,674
1,779	Brickworks Ltd.	33,896
3,952	Capricorn Metals Ltd.*	12,684
1,476	CAR Group Ltd.	31,321
8,204	Challenger Ltd.	36,283
9,392	Champion Iron Ltd.†	53,697
Shares		Value (Note 1)
	Australia (Continued)
5,238	City Chic Collective Ltd.†,*	$1,910
15,298	Cleanaway Waste Management Ltd.	28,043
816	Clinuvel Pharmaceuticals Ltd.†	8,897
16,116	Coast Entertainment Holdings Ltd.†,*	5,052
361	Cochlear Ltd.	73,474
6,045	Codan Ltd.	35,221
9,946	Coles Group Ltd.	109,189
5,271	Collins Foods Ltd.	42,528
7,824	Commonwealth Bank of Australia	596,080
3,080	Computershare Ltd.	51,191
55,582	Cooper Energy Ltd.*	4,924
38,608	Core Lithium Ltd.†,*	6,577
16,210	Coronado Global Resources, Inc., CDI#	19,441
1,547	Corporate Travel Management Ltd.†	20,620
5,529	Costa Group Holdings Ltd.	11,755
1,552	Credit Corp. Group Ltd.	17,144
882	CSL Ltd.	172,288
9,383	CSR Ltd.†	42,201
2,536	Data#3 Ltd.	14,586
20,724	De Grey Mining Ltd.*	17,724
4,714	Deterra Royalties Ltd.	16,929
1,480	Dicker Data Ltd.†	12,062
4,479	Domain Holdings Australia Ltd.†	10,530
768	Domino's Pizza Enterprises Ltd.	30,846
18,120	Downer EDI Ltd.	54,331
3,054	Eagers Automotive Ltd.†	30,135
5,273	Elders Ltd.	27,057
9,982	Emerald Resources NL†,*	20,475
13,294	Endeavour Group Ltd.	47,198
625	EQT Holdings Ltd.	10,861
26,880	Evolution Mining Ltd.	72,537
1,597	EVT Ltd.†	13,310
13,551	FleetPartners Group Ltd.†,*	28,165
1,393	Flight Centre Travel Group Ltd.†	19,327
10,366	Fortescue Ltd.	204,995
20,944	G8 Education Ltd.	16,841
5,421	Genesis Minerals Ltd.*	6,613
27,421	Gold Road Resources Ltd.	36,718
7,355	GrainCorp Ltd., Class A	36,538
18,983	Grange Resources Ltd.	6,015
2,140	GUD Holdings Ltd.†	17,500
9,346	GWA Group Ltd.	14,266
2,555	Hansen Technologies Ltd.	8,862
17,395	Harvey Norman Holdings Ltd.†	49,786

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Australia (Continued)
20,259	Healius Ltd.*	$22,572
9,874	Helia Group Ltd.	29,270
10,360	Humm Group Ltd.†	3,495
2,262	IDP Education Ltd.†	30,875
6,212	IGO Ltd.†	38,310
7,978	Iluka Resources Ltd.	35,882
13,872	Imdex Ltd.	17,819
28,249	Incitec Pivot Ltd.	54,671
11,778	Infomedia Ltd.†	11,558
5,200	Inghams Group Ltd.	14,032
16,350	Insignia Financial Ltd.†	26,072
25,090	Insurance Australia Group Ltd.	96,772
7,725	Integral Diagnostics Ltd.†	10,028
2,877	IPH Ltd.	12,567
3,090	IRESS Ltd.†	17,161
3,001	James Hardie Industries PLC, CDI*	115,524
1,702	JB Hi-Fi Ltd.†	61,506
2,979	Johns Lyng Group Ltd.†	12,424
34,101	Karoon Energy Ltd.*	47,173
3,571	Kelsian Group Ltd.†	17,034
7,715	Lendlease Corp. Ltd.	39,273
2,224	Lifestyle Communities Ltd.†	27,659
10,522	Link Administration Holdings Ltd.†	15,631
14,208	Lottery Corp. Ltd.	46,861
1,516	Lovisa Holdings Ltd.†	25,279
8,824	Lynas Rare Earths Ltd.†,*	43,054
6,430	MA Financial Group Ltd.	24,187
668	Macquarie Group Ltd.	83,590
341	Macquarie Technology Group Ltd.*	15,929
3,208	Magellan Financial Group Ltd.	20,287
1,120	Mayne Pharma Group Ltd.	4,694
1,182	McMillan Shakespeare Ltd.	12,855
16,327	Medibank Pvt Ltd.	39,609
17,899	Metcash Ltd.	42,568
1,307	Mineral Resources Ltd.†	62,346
17,383	MMA Offshore Ltd.*	22,151
1,365	Monadelphous Group Ltd.	13,804
39,713	Mount Gibson Iron Ltd.†,*	14,884
17,488	Myer Holdings Ltd.†	7,150
3,954	MyState Ltd.	8,461
7,649	Nanosonics Ltd.†,*	22,935
23,896	National Australia Bank Ltd.	499,917
2,783	Netwealth Group Ltd.	29,206
14,683	New Hope Corp. Ltd.	51,630
2,984	NEXTDC Ltd.*	27,919
Shares		Value (Note 1)
	Australia (Continued)
9,198	nib holdings Ltd.	$46,320
932	Nick Scali Ltd.†	7,825
13,553	Nickel Industries Ltd.	6,419
30,345	Nine Entertainment Co. Holdings Ltd.†	41,771
5,875	Northern Star Resources Ltd.	54,648
12,393	NRW Holdings Ltd.	25,167
10,138	Nufarm Ltd.	36,063
7,566	OFX Group Ltd.†,*	7,760
5,115	Omni Bridgeway Ltd.†,*	4,723
11,530	oOh!media Ltd.	13,004
4,231	Orica Ltd.	45,958
9,263	Origin Energy Ltd.	53,465
23,252	Orora Ltd.	41,197
42,639	Paladin Energy Ltd.*	28,620
12,923	Perenti Ltd.*	9,159
2,144	Perpetual Ltd.†	37,227
31,929	Perseus Mining Ltd.	40,252
2,443	PEXA Group Ltd.†,*	18,479
28,614	Pilbara Minerals Ltd.†	77,021
1,933	Pinnacle Investment Management Group Ltd.†	13,278
16,745	Platinum Asset Management Ltd.†	15,176
2,030	Premier Investments Ltd.	38,166
573	Pro Medicus Ltd.	37,419
1,615	PWR Holdings Ltd.†	10,741
5,039	Qantas Airways Ltd.*	18,440
7,535	QBE Insurance Group Ltd.	76,045
19,799	Qube Holdings Ltd.†	43,714
18,064	Ramelius Resources Ltd.	20,742
1,228	Ramsay Health Care Ltd.	44,025
355	REA Group Ltd.†	43,823
48,904	Red 5 Ltd.†,*	10,331
1,390	Reece Ltd.†	21,208
19,727	Regis Resources Ltd.*	29,306
13,366	Reliance Worldwide Corp. Ltd.	40,350
53,656	Resolute Mining Ltd.*	16,271
9,216	Ridley Corp. Ltd.	17,271
3,221	Rio Tinto Ltd.	297,767
12,006	Sandfire Resources Ltd.*	60,052
40,802	Santos Ltd.	211,314
2,534	SEEK Ltd.	46,157
3,265	Select Harvests Ltd.†,*	6,452
44,942	Service Stream Ltd.†	28,788
1,946	Seven Group Holdings Ltd.	48,933

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Australia (Continued)
62,916	Seven West Media Ltd.*	$11,576
6,363	Sierra Rutile Holdings Ltd.†,*	416
34,950	Sigma Healthcare Ltd.	23,936
30,638	Silver Lake Resources Ltd.*	24,845
3,115	Sims Ltd.	33,029
4,280	SmartGroup Corp. Ltd.†	25,433
7,321	Solvar Ltd.†	6,585
3,263	Sonic Healthcare Ltd.	71,332
56,811	South32 Ltd.	128,917
3,457	Southern Cross Media Group Ltd.†	2,344
21,630	St. Barbara Ltd.†,*	3,095
40,747	Star Entertainment Group Ltd.*	14,300
8,695	Steadfast Group Ltd.	34,485
62,507	Strike Energy Ltd.†,*	20,446
8,934	Suncorp Group Ltd.	84,320
4,830	Super Retail Group Ltd.	51,905
24,332	Superloop Ltd.†,*	11,109
17,571	Syrah Resources Ltd.†,*	7,723
50,321	Tabcorp Holdings Ltd.	28,633
3,536	Technology One Ltd.	37,036
24,704	Telstra Group Ltd.	66,665
32,463	Terracom Ltd.†	9,291
2,964	TPG Telecom Ltd.	10,463
12,558	Transurban Group	117,325
6,104	Treasury Wine Estates Ltd.	44,840
31,285	Tyro Payments Ltd.*	23,558
8,992	Ventia Services Group Pty. Ltd.	19,241
14,458	Viva Energy Group Ltd.#	34,385
3,525	Webjet Ltd.†,*	17,631
6,014	Wesfarmers Ltd.	233,764
24,722	West African Resources Ltd.*	15,920
11,815	Westgold Resources Ltd.*	17,552
15,208	Westpac Banking Corp.	237,324
14,291	Whitehaven Coal Ltd.	72,455
679	WiseTech Global Ltd.†	34,874
19,029	Woodside Energy Group Ltd.	402,765
2,331	Woodside Energy Group Ltd.†	49,411
1,661	Woodside Energy Group Ltd., ADR†	35,030
7,001	Woolworths Group Ltd.	177,475
2,076	Worley Ltd.	24,700
487	Xero Ltd.*	37,269
3,672	Yancoal Australia Ltd.†	12,386
		11,351,957
Shares		Value (Note 1)
	Austria—0.4%
939	ANDRITZ AG	$58,465
829	AT&S Austria Technologie & Systemtechnik AG	24,069
1,157	BAWAG Group AG#	61,284
694	CA Immobilien Anlagen AG	24,861
133	DO & Co. AG	19,733
2,068	Erste Group Bank AG	83,854
988	Eurotelesites AG*	3,959
614	EVN AG	19,284
1,377	FACC AG*	8,863
482	Lenzing AG*	18,916
232	Mayr Melnhof Karton AG	32,424
463	Oesterreichische Post AG	16,714
2,138	OMV AG	93,867
552	Palfinger AG	15,356
861	Porr AG	12,071
3,082	Raiffeisen Bank International AG	63,522
127	Schoeller-Bleckmann Oilfield Equipment AG	6,197
263	Strabag SE, Bearer Shares	12,020
3,952	Telekom Austria AG	33,376
4,149	UNIQA Insurance Group AG	34,169
470	Verbund AG	43,610
884	Vienna Insurance Group AG Wiener Versicherung Gruppe	25,861
2,381	voestalpine AG	75,070
1,117	Wienerberger AG	37,265
		824,810
	Belgium—0.8%
545	Ackermans & van Haaren NV	95,543
3,300	Ageas SA	143,208
5,568	AGFA-Gevaert NV*	9,036
5,257	Anheuser-Busch InBev SA	339,039
69	Argenx SE*	26,165
1,399	Azelis Group NV	34,255
863	Barco NV	15,767
781	Bekaert SA	40,109
2,798	bpost SA	14,406
105	Cie d'Entreprises CFE	884
899	Colruyt Group NV	40,492
174	D'ieteren Group	33,980
7,013	Deceuninck NV	17,613
105	Deme Group NV	12,913
6,282	Econocom Group SA	17,823

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Belgium (Continued)
289	Elia Group SA	$36,147
1,410	Euronav NV	24,858
2,078	Euronav NV†	36,552
548	EVS Broadcast Equipment SA	17,453
1,400	Fagron	25,671
799	Galapagos NV†,*	32,627
713	Gimv NV	34,869
534	Ion Beam Applications†	6,803
3,331	KBC Group NV	215,929
242	Kinepolis Group NV†	11,942
9	Lotus Bakeries NV	81,770
216	Melexis NV	21,759
2,034	Ontex Group NV†,*	17,077
1,080	Orange Belgium SA*	16,096
5,922	Proximus SADP	55,635
1,437	Recticel SA†	16,816
207	Shurgard Self Storage Ltd.	10,251
214	Sipef NV	12,521
1,351	Solvay SA†	41,358
1,351	Syensqo SA*	140,583
688	Tessenderlo Group SA†	21,456
570	UCB SA	49,648
2,988	Umicore SA	82,135
281	VGP NV	32,572
		1,883,761
	Canada—7.4%
553	ADENTRA, Inc.	13,342
5,500	Advantage Energy Ltd.*	35,406
1,679	Aecon Group, Inc.	16,561
10,000	Africa Oil Corp.	18,792
607	Ag Growth International, Inc.	23,143
3,500	AGF Management Ltd., Class B	20,365
3,501	Agnico Eagle Mines Ltd.	191,966
5,042	Aimia, Inc.*	11,910
1,100	Air Canada*	15,516
5,250	Alamos Gold, Inc., Class A	70,669
3,609	Algonquin Power & Utilities Corp.	22,770
5,239	Algonquin Power & Utilities Corp.†	33,110
4,791	Alimentation Couche-Tard, Inc.	282,134
3,374	AltaGas Ltd.	70,839
1,300	Altius Minerals Corp.	18,091
785	Altus Group Ltd.	24,965
600	Andlauer Healthcare Group, Inc.	18,556
8,336	ARC Resources Ltd.	123,746
Shares		Value (Note 1)
	Canada (Continued)
1,389	Aritzia, Inc.*	$28,827
1,300	Atco Ltd., Class I	37,939
553	ATS Corp.*	23,834
84	Aurora Cannabis, Inc.*	41
29,414	B2Gold Corp.	92,973
850	Badger Infrastructure Solutions Ltd.	26,115
4,435	Ballard Power Systems, Inc.†,*	16,410
5,070	Bank of Montreal	501,657
10,149	Bank of Nova Scotia	494,037
6,989	Barrick Gold Corp.	126,381
1,119	Bausch & Lomb Corp.*	19,090
5,083	Bausch Health Cos., Inc.*	40,772
12,953	Baytex Energy Corp.	42,817
708	BCE, Inc.	27,875
8,300	Birchcliff Energy Ltd.	36,205
1,900	Bird Construction, Inc.	20,648
4,601	BlackBerry Ltd.*	16,320
1,628	Bombardier, Inc., Class B*	65,376
1,262	Boralex, Inc., Class A	32,077
400	Boyd Group Services, Inc.	84,069
1,680	Brookfield Corp.	67,388
2,384	Brookfield Corp., Class A	95,646
929	Brookfield Infrastructure Corp., Class A	32,772
600	Brookfield Reinsurance Ltd.*	24,222
385	BRP, Inc.	27,550
1,722	CAE, Inc.*	37,178
902	Cameco Corp.	38,890
1,985	Canaccord Genuity Group, Inc.	11,385
1,512	Canada Goose Holdings, Inc.*	17,929
7,870	Canadian Imperial Bank of Commerce	378,920
3,197	Canadian National Railway Co.	401,766
10,892	Canadian Natural Resources Ltd.	713,584
1,042	Canadian Pacific Kansas City Ltd.†	82,381
828	Canadian Tire Corp. Ltd., Class A	87,933
1,300	Canadian Utilities Ltd., Class A	31,287
1,880	Canadian Western Bank	43,799
1,876	Canfor Corp.*	25,272
70	Canopy Growth Corp.*	358
1,494	Capital Power Corp.	42,665
4,800	Capstone Copper Corp.*	23,365
3,000	Cardinal Energy Ltd.	14,218
3,900	Cascades, Inc.	37,468
1,124	CCL Industries, Inc., Class B	50,548
2,966	Celestica, Inc.*	86,873

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Canada (Continued)
10,047	Cenovus Energy, Inc.	$167,372
5,235	Centerra Gold, Inc.	31,251
9,000	CES Energy Solutions Corp.	23,433
1,321	CGI, Inc.*	141,516
2,865	CI Financial Corp.	32,130
900	Cineplex, Inc.*	5,685
440	Cogeco Communications, Inc.	19,708
300	Cogeco, Inc.†	12,944
514	Colliers International Group, Inc.	65,020
2,500	Computer Modelling Group Ltd.	19,113
122	Constellation Software, Inc.	302,481
4,700	Converge Technology Solutions Corp.	14,685
5,812	Corus Entertainment, Inc., Class B	3,114
3,354	Crescent Point Energy Corp.	23,262
8,598	Crescent Point Energy Corp.†	59,584
4,900	Crew Energy, Inc.*	16,789
12,200	Cronos Group, Inc.*	25,504
1,252	Definity Financial Corp.	35,470
7,600	Denison Mines Corp.*	13,307
511	Descartes Systems Group, Inc.*	42,955
2,240	Dollarama, Inc.	161,426
5,200	Doman Building Materials Group Ltd.	32,533
1,821	Dorel Industries, Inc., Class B†,*	8,589
1,100	DREAM Unlimited Corp., Class A	18,803
6,100	Dundee Precious Metals, Inc.	39,039
742	Dye & Durham Ltd.	8,041
4,100	ECN Capital Corp.	9,283
3,501	Eldorado Gold Corp.*	45,445
5,962	Element Fleet Management Corp.	97,008
1,863	Emera, Inc.	70,721
2,538	Empire Co. Ltd., Class A	67,135
7,917	Enbridge, Inc.	285,061
1,665	Endeavour Mining PLC	37,408
2,894	Endeavour Silver Corp.*	5,701
2,494	Enerflex Ltd.	11,538
3,834	Enerplus Corp.	58,767
882	Enghouse Systems Ltd.	23,364
7,100	Ensign Energy Services, Inc.*	11,628
1,000	EQB, Inc.	65,832
1,697	Equinox Gold Corp.*	8,298
2,300	ERO Copper Corp.*	36,332
700	Exchange Income Corp.	23,826
4,400	Extendicare, Inc.	24,174
Shares		Value (Note 1)
	Canada (Continued)
283	Fairfax Financial Holdings Ltd.	$261,100
2,600	Fiera Capital Corp.	11,950
2,698	Finning International, Inc.	78,025
2,505	First Majestic Silver Corp.	15,406
400	First National Financial Corp.	11,586
3,171	First Quantum Minerals Ltd.	25,965
347	FirstService Corp.	56,212
2,617	Fortis, Inc.	107,658
10,041	Fortuna Silver Mines, Inc.*	38,647
356	Franco-Nevada Corp.	39,440
3,500	Freehold Royalties Ltd.	36,161
2,000	Frontera Energy Corp.*	12,030
645	George Weston Ltd.	80,074
1,991	GFL Environmental, Inc.	68,709
2,300	Gibson Energy, Inc.	34,941
1,576	Gildan Activewear, Inc.	52,108
300	goeasy Ltd.	35,786
570	Gran Tierra Energy, Inc.*	3,200
3,443	Great-West Lifeco, Inc.	113,966
400	Guardian Capital Group Ltd., Class A	13,361
2,343	Headwater Exploration, Inc.	11,051
1,700	Heroux-Devtek, Inc.*	19,501
7,321	Hudbay Minerals, Inc.	40,278
2,098	Hydro One Ltd.#	62,858
1,752	iA Financial Corp., Inc.	119,436
3,400	IAMGOLD Corp.*	8,570
1,311	IGM Financial, Inc.	34,639
1,811	Imperial Oil Ltd.	103,338
3,417	Innergex Renewable Energy, Inc.	23,699
1,388	Intact Financial Corp.	213,545
1,545	Interfor Corp.*	27,378
3,868	Ivanhoe Mines Ltd., Class A*	37,511
700	Jamieson Wellness, Inc.#	16,762
500	K-Bro Linen, Inc.	12,452
5,000	K92 Mining, Inc.*	24,565
2,067	Karora Resources, Inc.*	7,597
7,152	Kelt Exploration Ltd.*	30,874
2,848	Keyera Corp.†	68,844
18,607	Kinross Gold Corp.	112,602
3,700	Knight Therapeutics, Inc.*	14,492
600	Labrador Iron Ore Royalty Corp.	14,445
200	Lassonde Industries, Inc., Class A	21,169
800	Laurentian Bank of Canada	16,827
1,700	Leon's Furniture Ltd.	23,299

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Canada (Continued)
2,310	Lightspeed Commerce, Inc.†,*	$48,487
1,389	Linamar Corp.	67,110
1,671	Loblaw Cos. Ltd.	161,772
6,780	Logan Energy Corp.*	4,093
8,900	Lucara Diamond Corp.†,*	2,586
1,300	Lundin Gold, Inc.	16,227
5,550	Lundin Mining Corp.	45,404
725	MAG Silver Corp.*	7,547
3,172	Magna International, Inc.	187,416
4,800	Major Drilling Group International, Inc.*	33,363
11,495	Manulife Financial Corp.	254,018
1,530	Maple Leaf Foods, Inc.	29,144
1,800	Martinrea International, Inc.	19,480
1,199	MDA Ltd.*	10,424
1,895	Medical Facilities Corp.	12,843
4,652	MEG Energy Corp.*	83,101
1,500	Methanex Corp.	70,984
1,582	Metro, Inc.	81,891
470	MTY Food Group, Inc.	20,044
2,700	Mullen Group Ltd.	28,609
3,640	National Bank of Canada	277,454
14,800	New Gold, Inc.*	21,445
1,740	NFI Group, Inc.*	17,977
721	North American Construction Group Ltd.	15,045
1,126	North West Co., Inc.	33,371
4,990	Northland Power, Inc.	90,645
6,151	Nutrien Ltd.	346,493
385	Nuvei Corp.	10,110
5,200	NuVista Energy Ltd.*	43,325
1,300	Obsidian Energy Ltd.†,*	8,814
18,600	OceanaGold Corp.	35,655
1,093	Onex Corp.	76,326
1,764	Open Text Corp.	74,134
2,300	Orla Mining Ltd.†,*	7,475
1,864	Osisko Gold Royalties Ltd.	26,601
3,213	Osisko Mining, Inc.*	6,474
2,072	Pan American Silver Corp.	33,823
2,056	Paramount Resources Ltd., Class A	40,234
2,849	Parex Resources, Inc.	53,645
700	Park Lawn Corp.	10,428
2,635	Parkland Corp.	84,933
1,760	Pason Systems, Inc.	21,478
3,149	Pembina Pipeline Corp.	108,417
Shares		Value (Note 1)
	Canada (Continued)
4,630	Peyto Exploration & Development Corp.†	$42,070
2,800	PrairieSky Royalty Ltd.	49,025
280	Precision Drilling Corp.*	15,206
700	Premium Brands Holdings Corp.	49,674
3,587	Primo Water Corp.	54,011
1,764	Quebecor, Inc., Class B	41,962
622	RB Global, Inc.	41,623
1,200	Real Matters, Inc.*	5,705
1,622	Restaurant Brands International, Inc.	126,731
745	Richelieu Hardware Ltd.	26,976
3,740	Rogers Communications, Inc., Class B	175,082
500	Rogers Communications, Inc., Class B†	23,405
5,300	Rogers Sugar, Inc.	21,519
6,732	Royal Bank of Canada	680,795
1,740	Russel Metals, Inc.	59,132
2,004	Saputo, Inc.	40,578
1,585	Savaria Corp.	18,146
907	Seabridge Gold, Inc.*	10,994
4,705	Secure Energy Services, Inc.	33,484
1,968	Shawcor Ltd.*	22,516
700	Shopify, Inc., Class A*	54,498
1,794	Sienna Senior Living, Inc.	15,556
4,400	SilverCrest Metals, Inc.†,*	28,820
1,359	Sleep Country Canada Holdings, Inc.#	26,266
1,248	SNC-Lavalin Group, Inc.	40,179
3,390	Spartan Delta Corp.	7,624
400	Spin Master Corp.#	10,523
700	Sprott, Inc.	23,765
4,381	SSR Mining, Inc.	47,015
800	Stantec, Inc.	64,227
700	Stelco Holdings, Inc.	26,514
1,100	Stella-Jones, Inc.	64,022
3,623	StorageVault Canada, Inc.	14,300
122	Strathcona Resources Ltd.*	1,973
3,367	Sun Life Financial, Inc.	174,619
15,768	Suncor Energy, Inc.	505,179
2,900	SunOpta, Inc.†,*	15,863
3,579	Superior Plus Corp.	26,011
1,699	Surge Energy, Inc.	8,309
18,100	Tamarack Valley Energy Ltd.	41,936
4,400	Taseko Mines Ltd.*	6,160

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Canada (Continued)
7,344	TC Energy Corp.†	$287,077
2,442	TC Energy Corp.	95,391
5,557	Teck Resources Ltd., Class B	234,895
850	TELUS International CDA, Inc.*	7,300
640	TFI International, Inc.	87,056
251	Thomson Reuters Corp.†	36,701
276	Thomson Reuters Corp.	40,353
3,200	Timbercreek Financial Corp.	16,108
1,930	TMX Group Ltd.	46,682
1,500	Topaz Energy Corp.	21,939
2,171	Torex Gold Resources, Inc.*	23,954
656	Toromont Industries Ltd.	57,478
7,806	Toronto-Dominion Bank	504,396
596	Toronto-Dominion Bank†	38,514
3,837	Tourmaline Oil Corp.	172,557
3,838	TransAlta Corp.	31,919
2,100	Transcontinental, Inc., Class A	21,712
12,242	Trican Well Service Ltd.	38,064
3,001	Tricon Residential, Inc.	27,314
496	Trisura Group Ltd.*	12,727
4,544	Vermilion Energy, Inc.	54,783
1,800	Wajax Corp.	41,120
787	Waste Connections, Inc.	117,490
2,200	Wesdome Gold Mines Ltd.*	12,801
570	West Fraser Timber Co. Ltd.	48,764
12,500	Western Forest Products, Inc.	6,698
1,100	Westshore Terminals Investment Corp.†	22,763
946	Wheaton Precious Metals Corp.	46,670
11,664	Whitecap Resources, Inc.	78,080
1,081	Winpak Ltd.	33,367
752	WSP Global, Inc.	105,412
		17,226,996
	Denmark—2.0%
2,040	ALK-Abello AS*	30,573
24,690	Alm Brand AS	43,620
2,798	Ambu AS, Class B*	43,590
15	AP Moller—Maersk AS, Class A	26,612
30	AP Moller—Maersk AS, Class B	53,934
2,721	Bang & Olufsen AS*	3,884
1,376	Bavarian Nordic AS*	36,159
889	Carlsberg AS, Class B	111,482
408	Chemometec AS	23,443
646	Chr Hansen Holding AS	54,166
Shares		Value (Note 1)
	Denmark (Continued)
944	Coloplast AS, Class B	$107,922
426	D/S Norden AS	20,251
4,232	Danske Bank AS	113,059
1,139	Demant AS*	49,927
778	Dfds AS	25,692
1,163	DSV AS	204,176
1,244	FLSmidth & Co. AS	52,909
348	Genmab AS*	111,058
2,467	GN Store Nord AS*	62,765
8,387	H Lundbeck AS	40,689
4,236	H Lundbeck AS, Class A	18,004
818	H+H International AS, Class B*	10,757
3,142	ISS AS	60,000
958	Jyske Bank AS, Registered	68,665
1,970	Matas AS	33,666
826	Netcompany Group AS*,#	27,596
266	Nilfisk Holding AS*	4,656
927	NKT AS*	63,670
362	NNIT AS*,#	4,508
20,596	Novo Nordisk AS, Class B	2,129,232
1,607	Novozymes AS, Class B	88,314
218	NTG Nordic Transport Group AS*	9,491
1,098	Orsted AS#	60,862
1,564	Pandora AS	216,139
376	Per Aarsleff Holding AS	17,957
576	Ringkjoebing Landbobank AS	84,574
128	Rockwool AS, Class A	37,342
132	Rockwool AS, Class B	38,626
980	Royal Unibrew AS	65,467
1,644	Scandinavian Tobacco Group AS#	28,558
336	Schouw & Co. AS	27,516
105	Solar AS, Class B	7,230
273	SP Group AS	8,834
1,256	Spar Nord Bank AS	19,828
1,121	Sydbank AS	48,740
822	Topdanmark AS	39,245
543	TORM PLC, Class A†	16,420
2,761	Tryg AS	60,063
1,988	Vestas Wind Systems AS*	63,090
615	Zealand Pharma AS*	33,989
		4,608,950
	Finland—0.9%
1,045	Aktia Bank OYJ	10,867
844	Cargotec OYJ, Class B	49,102

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Finland (Continued)
2,991	Citycon OYJ†	$17,170
1,612	Elisa OYJ	74,511
628	Enento Group OYJ#	13,505
364,444	Finnair OYJ*	16,013
945	Fiskars OYJ Abp	18,632
2,663	Fortum OYJ	38,394
1,699	Huhtamaki OYJ	68,891
2,519	Kemira OYJ	46,691
1,396	Kesko OYJ, Class A	27,771
4,735	Kesko OYJ, Class B	93,698
2,038	Kojamo OYJ	26,773
2,610	Kone OYJ, Class B	130,120
1,119	Konecranes OYJ	50,376
1,919	Lassila & Tikanoja OYJ†	20,761
2,463	Mandatum OYJ*	11,066
560	Marimekko OYJ	8,228
3,137	Metsa Board OYJ, Class B†	24,900
6,084	Metso OYJ	61,590
705	Musti Group OYJ	20,329
3,008	Neste OYJ	106,959
14,164	Nokia OYJ	47,722
21,352	Nokia OYJ, ADR†	73,024
3,005	Nokian Renkaat OYJ	27,395
21,592	Nordea Bank Abp	267,589
281	Olvi OYJ, Class A	8,701
7,100	Oriola OYJ, Class B	8,528
727	Orion OYJ, Class A	31,461
1,334	Orion OYJ, Class B	57,832
11,023	Outokumpu OYJ†	54,565
1,680	Puuilo OYJ	16,553
280	QT Group OYJ*	19,937
7,476	Raisio OYJ, Class V	16,308
667	Revenio Group OYJ	19,999
2,463	Sampo OYJ, Class A	107,701
2,191	Sanoma OYJ	16,810
5,416	Stora Enso OYJ, Class R	74,887
1,519	Terveystalo OYJ†,#	12,979
1,706	TietoEVRY OYJ	40,567
1,633	Tokmanni Group Corp.†	26,356
3,508	UPM-Kymmene OYJ	131,903
559	Vaisala OYJ, Class A	24,499
3,097	Valmet OYJ†	89,268
4,259	Wartsila OYJ Abp	61,710
6,293	YIT OYJ†	13,790
		2,186,431
Shares		Value (Note 1)
	France—5.9%
1,445	Accor SA	$55,194
335	Aeroports de Paris SA	43,343
971	Air France-KLM*	14,570
1,581	Air Liquide SA	307,390
1,795	Airbus SE	276,987
4,246	ALD SA#	30,210
3,239	Alstom SA†	43,552
609	Alten SA	90,492
514	Amundi SA#	34,954
1,050	Arkema SA	119,392
1,585	Atos SE†,*	12,336
368	Aubay	16,920
3,777	AXA SA	122,962
1,320	Beneteau SACA	18,186
295	BioMerieux	32,762
4,454	BNP Paribas SA	307,755
5,145	Bollore SE	32,119
541	Bonduelle SCA†	6,534
2,000	Bouygues SA	75,334
3,720	Bureau Veritas SA	93,920
1,036	Capgemini SE	215,872
6,762	Carrefour SA	123,656
20,011	CGG SA*	13,211
492	Chargeurs SA†	6,344
5,141	Cie de Saint-Gobain SA	378,323
834	Cie des Alpes	13,000
7,397	Cie Generale des Etablissements Michelin SCA	265,066
1,245	Cie Plastic Omnium SE	16,493
1,540	Clariane SE†	4,087
2,606	Coface SA	34,062
4,277	Credit Agricole SA	60,682
1,317	Danone SA	85,315
150	Dassault Aviation SA	29,674
1,325	Dassault Systemes SE	64,704
3,271	Derichebourg SA	18,344
1,478	Edenred SE	88,337
1,145	Eiffage SA	122,636
1,532	Elior Group SA†,*,#	4,959
5,226	Elis SA	108,981
7,367	Engie SA	129,458
132	Equasens	8,904
228	Eramet SA	17,997
77	ESI Group*	13,091
545	EssilorLuxottica SA	109,260
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	France (Continued)
4,202	Etablissements Maurel et Prom SA†	$28,250
974	Eurazeo SE	77,257
216	Euroapi SA*	1,366
1,271	Eurofins Scientific SE	82,756
762	Euronext NV#	66,161
5,262	Eutelsat Communications SACA†,*	24,688
507	Exclusive Networks SA*	10,869
562	Fnac Darty SA†	17,062
4,424	Forvia SE*	99,729
557	Gaztransport Et Technigaz SA	73,727
2,993	Getlink SE	54,733
146	Hermes International SCA	309,266
77	ID Logistics Group SACA*	26,011
743	Imerys SA	23,360
264	Interparfums SA	14,689
339	Ipsen SA	40,380
810	IPSOS SA	50,746
530	Jacquet Metals SACA	11,468
1,625	JCDecaux SE*	32,649
685	Kaufman & Broad SA	22,762
708	Kering SA	311,857
792	L'Oreal SA	394,016
1,986	La Francaise des Jeux SAEM#	72,000
454	Lectra†	15,662
1,336	Legrand SA	138,786
180	LISI SA	4,690
1,980	LVMH Moet Hennessy Louis Vuitton SE	1,603,519
971	Maisons du Monde SA†,#	6,078
510	Mersen SA	19,818
2,118	Metropole Television SA	30,256
1,481	Neoen SA#	49,506
469	Nexans SA	41,032
1,338	Nexity SA†	24,889
23,713	Orange SA	269,738
728	Pernod Ricard SA	128,387
1,656	Publicis Groupe SA	153,564
993	Quadient SA	21,069
2,374	Renault SA	96,720
5,638	Rexel SA	154,170
14	Robertet SA	12,828
1,204	Rubis SCA	29,906
1,409	Safran SA	248,035
2,385	Sanofi SA	236,331
124	Sartorius Stedim Biotech	32,785
Shares		Value (Note 1)
	France (Continued)
200	Savencia SA	$12,143
1,649	Schneider Electric SE	330,915
3,683	SCOR SE	107,582
583	SEB SA	72,727
95	Seche Environnement SACA	11,536
7,893	SES SA	51,932
2,971	SMCP SA*,#	11,217
543	Societe BIC SA	37,675
4,891	Societe Generale SA	129,721
106	Societe LDC SADIR	16,383
302	Societe pour l'Informatique Industrielle†	23,271
579	Sodexo SA†	63,676
361	SOITEC*	64,482
344	Sopra Steria Group SACA	75,116
2,556	SPIE SA	79,854
130	Stef SA	16,389
5,514	STMicroelectronics NV	275,792
218	Sword Group	9,590
2,982	Technip Energies NV	69,658
868	Teleperformance SE	126,534
2,268	Television Francaise 1 SA†	17,864
750	Thales SA	110,906
99	Thermador Groupe†	9,235
491	Tikehau Capital SCA†	11,166
31,242	TotalEnergies SE	2,124,560
198	Trigano SA	32,416
2,816	Ubisoft Entertainment SA*	71,843
5,801	Valeo SE	89,112
4,961	Vallourec SACA*	76,811
4,532	Vantiva SA†,*	583
4,227	Veolia Environnement SA	133,272
1,229	Verallia SA#	47,296
100	Vetoquinol SA	11,304
436	Vicat SACA	15,811
3,744	Vinci SA	469,944
95	Virbac SACA	37,703
6,270	Vivendi SE	66,975
988	Voltalia SA, Registered†,*	11,365
385	Wavestone	24,949
2,202	Worldline SA*,#	38,092
1,412	X-Fab Silicon Foundries SE*,#	15,868
		13,834,207

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Germany—4.8%
696	1&1 AG	$13,938
2,605	7C Solarparken AG	10,425
79	Adesso SE	9,367
392	adidas AG	79,695
536	Adtran Networks SE*	11,834
787	Allianz SE, Registered	210,208
157	Amadeus Fire AG	21,318
10,081	Aroundtown SA*	27,544
90	Atoss Software AG	20,765
408	Aurubis AG	33,448
1,862	Auto1 Group SE*,#	13,336
7,442	BASF SE	400,757
546	Basler AG	7,016
10,754	Bayer AG, Registered	399,251
3,464	Bayerische Motoren Werke AG	385,391
474	BayWa AG	16,378
1,396	Bechtle AG	69,951
775	Befesa SA#	30,116
170	Beiersdorf AG	25,467
295	Bertrandt AG	16,739
167	Bijou Brigitte AG	7,393
661	Bilfinger SE	25,409
1,628	Borussia Dortmund GmbH & Co. KGaA*	6,470
2,075	Brenntag SE	190,632
603	CANCOM SE	19,678
161	Carl Zeiss Meditec AG, Bearer Shares	17,567
3,791	Ceconomy AG*	10,362
159	Cewe Stiftung & Co. KGAA	17,763
6,184	Commerzbank AG	73,457
502	CompuGroup Medical SE & Co. KgaA	21,004
1,368	Continental AG	116,165
1,617	Covestro AG*,#	94,038
1,025	CropEnergies AG	13,013
886	CTS Eventim AG & Co. KGaA	61,229
5,223	Daimler Truck Holding AG	196,157
633	Delivery Hero SE*,#	17,477
182	Dermapharm Holding SE	8,507
11,171	Deutsche Bank AG, Registered	152,476
730	Deutsche Beteiligungs AG	23,653
1,071	Deutsche Boerse AG	220,505
395	Deutsche EuroShop AG	9,833
9,773	Deutsche Lufthansa AG, Registered*	86,829
Shares		Value (Note 1)
	Germany (Continued)
3,746	Deutsche Pfandbriefbank AG#	$25,619
9,269	Deutsche Post AG	458,979
38,581	Deutsche Telekom AG, Registered	926,365
667	Deutsche Wohnen SE	17,628
889	Duerr AG	20,983
1,022	DWS Group GmbH & Co. KGaA#	39,263
3,585	E.ON SE	48,086
465	Eckert & Ziegler Strahlen- und Medizintechnik AG	21,201
185	Elmos Semiconductor SE	15,113
1,440	Encavis AG*	24,783
101	Energiekontor AG	9,221
2,371	Evonik Industries AG	48,423
595	Evotec SE*	13,978
655	Fielmann Group AG	35,171
2,658	flatexDEGIRO AG*	32,776
796	Fraport AG Frankfurt Airport Services Worldwide*	48,120
2,540	Freenet AG	71,054
2,106	Fresenius Medical Care AG	88,254
4,391	Fresenius SE & Co. KGaA	136,068
496	FUCHS SE	17,768
2,765	GEA Group AG	115,046
522	Gerresheimer AG	54,370
287	Gesco SE	5,893
455	GFT Technologies SE	15,672
1,489	Grand City Properties SA*	16,734
640	Grenke AG	17,699
738	Hamburger Hafen und Logistik AG*	13,638
462	Hannover Rueck SE	110,318
301	Hapag-Lloyd AG#	44,859
1,620	Heidelberg Materials AG	144,753
6,593	Heidelberger Druckmaschinen AG*	9,018
385	Hella GmbH & Co. KGaA	35,064
2,618	HelloFresh SE*	41,358
473	Henkel AG & Co. KGaA	33,931
760	Hensoldt AG	20,472
224	HOCHTIEF AG	24,803
322	Hornbach Holding AG & Co. KGaA	23,461
1,048	Hugo Boss AG	78,047
38	Hypoport SE*	7,417
721	Indus Holding AG	17,789
12,578	Infineon Technologies AG	524,871
790	Instone Real Estate Group SE#	6,366
788	Jenoptik AG	24,740

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Germany (Continued)
268	JOST Werke SE#	$13,077
1,380	KION Group AG	58,912
741	Knorr-Bremse AG	48,100
434	Koenig & Bauer AG*	5,797
959	Kontron AG	22,762
326	Krones AG	40,235
459	KWS Saat SE & Co. KGaA	27,210
1,173	Lanxess AG	36,737
930	LEG Immobilien SE*	81,436
10,767	Mercedes-Benz Group AG	743,484
392	Merck KGaA	62,359
3,251	METRO AG*	22,646
2,085	MLP SE	12,752
142	MTU Aero Engines AG	30,608
970	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered	401,669
353	Mutares SE & Co. KGaA	13,795
147	Nagarro SE*	14,191
671	Nemetschek SE	58,134
33	New Work SE	2,871
188	Nexus AG	12,079
1,033	Nordex SE*	11,860
1,039	Norma Group SE	18,386
390	OHB SE*	18,438
471	Patrizia SE	4,264
53	Pfeiffer Vacuum Technology AG	9,022
2,884	ProSiebenSat.1 Media SE	17,619
1,602	Puma SE	89,346
458	PVA TePla AG*	10,314
1,192	Qiagen NV*	51,847
54	Rational AG	41,700
420	Rheinmetall AG	133,070
828	RTL Group SA	31,956
3,773	RWE AG	171,523
844	Salzgitter AG	26,089
1,522	SAP SE	234,356
323	Scout24 SE#	22,878
25	Secunet Security Networks AG	4,029
2,542	SGL Carbon SE*	18,269
4,076	Siemens AG, Registered	764,589
3,787	Siemens Energy AG*	50,168
848	Siemens Healthineers AG#	49,241
408	Siltronic AG	39,839
337	Sixt SE	37,650
Shares		Value (Note 1)
	Germany (Continued)
194	SMA Solar Technology AG*	$12,968
517	Stabilus SE	35,215
286	STRATEC SE	14,381
759	Stroeer SE & Co. KGaA	45,037
2,282	Suedzucker AG	35,748
447	SUESS MicroTec SE	13,669
459	Symrise AG	50,489
2,651	Synlab AG*	28,973
2,135	TAG Immobilien AG*	31,100
1,202	Takkt AG	17,914
576	Talanx AG	41,109
1,776	TeamViewer SE*,#	27,566
420	Technotrans SE	10,108
14,643	Telefonica Deutschland Holding AG	38,020
8,985	thyssenkrupp AG	62,609
2,367	United Internet AG, Registered	60,205
426	Verbio Vereinigte Bioenergie AG	14,052
622	Vitesco Technologies Group AG, Class A*	64,525
418	Volkswagen AG	54,659
4,135	Vonovia SE	130,280
257	Vossloh AG	11,902
212	Wacker Chemie AG	26,750
904	Wacker Neuson SE	18,223
209	Washtec AG	7,383
959	Wuestenrot & Wuerttembergische AG	14,123
1,374	Zalando SE*,#	32,536
11	Zeal Network SE	404
		11,142,988
	Hong Kong—1.3%
61,800	AIA Group Ltd.	538,579
6,700	ASMPT Ltd.	63,924
27,040	Bank of East Asia Ltd.	33,382
28,000	BOC Hong Kong Holdings Ltd.	76,020
9,600	Budweiser Brewing Co. APAC Ltd.#	17,974
10,000	Cafe de Coral Holdings Ltd.	11,539
26,181	Cathay Pacific Airways Ltd.*	27,360
15,000	Chow Sang Sang Holdings International Ltd.	17,250
20,400	Chow Tai Fook Jewellery Group Ltd.	30,358
56,000	CITIC Telecom International Holdings Ltd.	23,523
10,906	CK Asset Holdings Ltd.	54,750

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Hong Kong (Continued)
11,500	CK Hutchison Holdings Ltd.	$61,635
6,000	CK Infrastructure Holdings Ltd.	33,195
6,000	CLP Holdings Ltd.	49,523
8,000	Cowell e Holdings, Inc.*	23,615
6,000	Dah Sing Banking Group Ltd.	3,873
4,800	Dah Sing Financial Holdings Ltd.	9,835
16,000	EC Healthcare	3,565
78,750	Esprit Holdings Ltd.*	4,085
17,600	ESR Group Ltd.#	24,343
62,947	Far East Consortium International Ltd.	11,205
58,000	First Pacific Co. Ltd.	23,101
41,000	FIT Hon Teng Ltd.*,#	6,196
7,800	Fosun Tourism Group*,#	5,784
5,000	Galaxy Entertainment Group Ltd.	28,014
40,000	Giordano International Ltd.	13,524
7,361	Great Eagle Holdings Ltd.	11,425
142,000	Guotai Junan International Holdings Ltd.	10,911
118,800	Haitong International Securities Group Ltd.*	22,973
8,000	Hang Lung Group Ltd.	10,901
23,000	Hang Lung Properties Ltd.	32,047
3,800	Hang Seng Bank Ltd.	44,309
8,500	Henderson Land Development Co. Ltd.	26,180
24,500	HK Electric Investments & HK Electric Investments Ltd.	14,778
35,000	HKBN Ltd.	15,643
19,200	HKR International Ltd.	3,639
56,000	HKT Trust & HKT Ltd.	66,840
68,457	Hong Kong & China Gas Co. Ltd.	52,427
6,606	Hong Kong Exchanges & Clearing Ltd.	226,728
19,000	Hong Kong Technology Venture Co. Ltd.*	6,448
14,179	Hongkong & Shanghai Hotels Ltd.*	10,605
50,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	6,852
9,000	Hysan Development Co. Ltd.	17,865
41,000	IGG, Inc.*	17,012
5,602	Johnson Electric Holdings Ltd.	8,896
37,000	K Wah International Holdings Ltd.	9,240
13,000	Kerry Logistics Network Ltd.	13,685
13,500	Kerry Properties Ltd.	24,689
Shares		Value (Note 1)
	Hong Kong (Continued)
9,000	Kowloon Development Co. Ltd.	$6,812
9,750	L'Occitane International SA	27,845
11,000	Luk Fook Holdings International Ltd.	29,513
26,800	Man Wah Holdings Ltd.	18,362
8,000	Miramar Hotel & Investment	10,962
6,185	MTR Corp. Ltd.	24,000
28,188	NagaCorp Ltd.*	11,082
14,000	New World Development Co. Ltd.	21,730
44,000	NewOcean Energy Holdings Ltd.*,§	39
38,000	NWS Holdings Ltd.	35,817
22,000	Oriental Watch Holdings	11,833
168,000	Pacific Basin Shipping Ltd.	55,294
7,128	Pacific Century Premium Developments Ltd.*	223
29,000	Pacific Textiles Holdings Ltd.	5,014
59,789	PCCW Ltd.	31,853
6,000	Power Assets Holdings Ltd.	34,770
4,800	PRADA SpA	27,447
23,700	Samsonite International SA*,#	78,155
9,600	Sands China Ltd.*	28,093
22,000	Shandong Hi-Speed Holdings Group Ltd.*	17,102
26,000	Shangri-La Asia Ltd.*	17,847
100,000	Shun Tak Holdings Ltd.*	12,935
138,000	Singamas Container Holdings Ltd.	9,190
36,629	Sino Land Co. Ltd.	39,826
35,000	SITC International Holdings Co. Ltd.	60,421
96,250	SJM Holdings Ltd.*	30,446
13,500	SmarTone Telecommunications Holdings Ltd.	7,019
11,500	Stella International Holdings Ltd.	13,564
31,000	Sun Hung Kai & Co. Ltd.	9,687
5,500	Sun Hung Kai Properties Ltd.	59,483
27,000	SUNeVision Holdings Ltd.	10,685
4,500	Swire Pacific Ltd., Class A	38,093
15,000	Swire Pacific Ltd., Class B	19,632
6,200	Swire Properties Ltd.	12,545
10,000	Techtronic Industries Co. Ltd.	119,165
12,000	Television Broadcasts Ltd.*	4,856
18,500	Texhong International Group Ltd.*	10,377
170,000	Theme International Holdings Ltd.*	10,450
7,983	Transport International Holdings Ltd.	9,631

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Hong Kong (Continued)
30,000	United Laboratories International Holdings Ltd.	$26,932
32,000	Value Partners Group Ltd.	8,770
12,000	Vitasoy International Holdings Ltd.	11,956
35,000	Vobile Group Ltd.*	10,802
24,000	VSTECS Holdings Ltd.	13,524
5,400	VTech Holdings Ltd.	32,607
135,326	WH Group Ltd.#	87,346
8,000	Wharf Real Estate Investment Co. Ltd.	27,047
28,174	Xinyi Glass Holdings Ltd.	31,607
14,500	Yue Yuen Industrial Holdings Ltd.	16,044
29,000	Zensun Enterprises Ltd.*	773
		3,089,451
	Ireland—0.4%
19,650	AIB Group PLC	84,167
14,825	Bank of Ireland Group PLC	134,496
10,801	Cairn Homes PLC	15,763
4,637	Dalata Hotel Group PLC	23,650
821	FBD Holdings PLC	10,287
478	Flutter Entertainment PLC*	84,430
4,749	Glanbia PLC	78,168
7,929	Glenveagh Properties PLC*,#	10,679
1,946	Irish Continental Group PLC	9,302
1,222	Kerry Group PLC, Class A	106,115
1,365	Kingspan Group PLC	118,140
4,344	Permanent TSB Group Holdings PLC*	8,153
3,992	Smurfit Kappa Group PLC	158,122
		841,472
	Israel—0.7%
182	AFI Properties Ltd.*	8,038
734	Airport City Ltd.*	12,549
1,386	Alony Hetz Properties & Investments Ltd.	11,335
160	Alrov Properties & Lodgings Ltd.	5,520
2,317	Amot Investments Ltd.	12,466
282	Ashdod Refinery Ltd.*	6,269
471	Ashtrom Group Ltd.	7,312
277	AudioCodes Ltd.	3,343
2,639	Azorim-Investment Development & Construction Co. Ltd.*	10,715
154	Azrieli Group Ltd.	9,962
Shares		Value (Note 1)
	Israel (Continued)
12,866	Bank Hapoalim BM	$115,528
15,548	Bank Leumi Le-Israel BM	125,009
22,557	Bezeq The Israeli Telecommunication Corp. Ltd.	30,690
92	Big Shopping Centers Ltd.*	9,445
124	Blue Square Real Estate Ltd.	8,223
63	Brack Capital Properties NV*	4,225
506	Camtek Ltd.*	35,554
2,356	Cellcom Israel Ltd.*	9,631
1,006	Clal Insurance Enterprises Holdings Ltd.*	16,024
349	Danel Adir Yeoshua Ltd.	28,822
764	Delek Automotive Systems Ltd.	4,908
153	Delek Group Ltd.	19,777
611	Delta Galil Ltd.	27,255
96	Elbit Systems Ltd.	20,472
30	Electra Ltd.	12,734
986	Electra Real Estate Ltd.	11,147
4,030	Energix-Renewable Energies Ltd.	14,793
899	Enlight Renewable Energy Ltd.*	17,419
567	Equital Ltd.*	17,373
166	Fattal Holdings 1998 Ltd.*	18,294
699	First International Bank Of Israel Ltd.	28,535
153	Formula Systems 1985 Ltd.	9,808
122	Formula Systems 1985 Ltd., ADR†	7,917
294	Fox Wizel Ltd.	19,944
1,517	Gav-Yam Lands Corp. Ltd.	12,352
2,147	Harel Insurance Investments & Financial Services Ltd.	16,829
313	Hilan Ltd.	16,452
8,898	ICL Group Ltd.	44,999
275	IDI Insurance Co. Ltd.	7,334
135	IES Holdings Ltd.*	8,994
2,482	Inrom Construction Industries Ltd.	7,267
6,972	Isracard Ltd.	24,724
2,814	Israel Canada T.R Ltd.	8,394
12,086	Israel Discount Bank Ltd., Class A	60,421
1,789	Israel Land Development Co. Ltd.	17,235
50	Isras Investment Co. Ltd.	10,359
302	Kenon Holdings Ltd.	7,294
521	Lapidoth Capital Ltd.	8,040
325	M Yochananof & Sons Ltd.	14,246
1,881	Magic Software Enterprises Ltd.	18,227
1,175	Matrix IT Ltd.	22,133

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Israel (Continued)
1,507	Maytronics Ltd.	$17,078
4,151	Mediterranean Towers Ltd.	10,013
252	Mega Or Holdings Ltd.	5,881
298	Melisron Ltd.	23,046
526	Menora Mivtachim Holdings Ltd.	13,511
12,957	Migdal Insurance & Financial Holdings Ltd.	14,723
8,220	Mivne Real Estate KD Ltd.	24,407
1,572	Mizrahi Tefahot Bank Ltd.	60,786
2,005	Naphtha Israel Petroleum Corp. Ltd.	10,239
156	Nice Ltd.*	31,415
12	Nice Ltd., ADR†,*	2,394
305	Nova Ltd.*	42,068
70,417	Oil Refineries Ltd.	23,767
1,226	One Software Technologies Ltd.	15,648
1,134	OPC Energy Ltd.*	7,361
2,397	Partner Communications Co. Ltd.*	11,831
282	Paz Oil Co. Ltd.	23,608
499	Perion Network Ltd.*	15,698
3,099	Phoenix Holdings Ltd.	31,371
282	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	15,718
313	Scope Metals Group Ltd.*	9,190
1,415	Shapir Engineering & Industry Ltd.	9,071
5,468	Shikun & Binui Ltd.*	15,434
2,661	Shufersal Ltd.*	12,678
700	Strauss Group Ltd.*	13,149
1,314	Summit Real Estate Holdings Ltd.	19,732
67	Tadiran Group Ltd.	4,963
3,209	Tamar Petroleum Ltd.#	14,492
2,274	Tel Aviv Stock Exchange Ltd.	12,097
526	Tera Light Ltd.*	1,036
2,579	Teva Pharmaceutical Industries Ltd., ADR*	26,925
1,022	Tower Semiconductor Ltd.*	31,191
171	YH Dimri Construction & Development Ltd.	12,223
		1,589,080
	Italy—2.0%
32,247	A2A SpA	66,179
1,164	ACEA SpA†	17,772
2,108	Amplifon SpA	72,932
6,692	Anima Holding SpA#	29,595
1,954	Ariston Holding NV	13,514
Shares		Value (Note 1)
	Italy (Continued)
2,328	Assicurazioni Generali SpA	$49,100
1,709	Azimut Holding SpA	44,600
929	Banca Generali SpA†	34,500
801	Banca IFIS SpA	13,883
4,703	Banca Mediolanum SpA	44,307
9,508	Banca Monte dei Paschi di Siena SpA*	31,972
9,396	Banca Popolare di Sondrio SPA	60,784
14,608	Banco BPM SpA	77,101
2,260	BFF Bank SpA#	25,748
26,017	BPER Banca	86,911
2,680	Brembo SpA	32,840
605	Brunello Cucinelli SpA	59,175
1,230	Buzzi SpA	37,395
3,016	Cairo Communication SpA	6,020
1,462	Carel Industries SpA†,#	40,027
2,669	Cementir Holding NV	28,109
27,159	CIR SpA-Compagnie Industriali†,*	12,907
3,914	Credito Emiliano SpA	34,740
5,195	d'Amico International Shipping SA	32,403
660	Danieli & C Officine Meccaniche SpA	21,385
1,879	Davide Campari-Milano NV	21,189
1,567	De' Longhi SpA†	52,796
279	DiaSorin SpA	28,718
1,488	doValue SpA†,#	5,626
3,319	Enav SpA†,#	12,590
77,219	Enel SpA	573,705
22,670	Eni SpA	384,107
766	ERG SpA	24,405
1,308	Esprinet SpA†	7,935
660	Ferrari NV	222,371
18,781	Fincantieri SpA†,*	11,569
4,430	FinecoBank Banca Fineco SpA	66,437
725	Gruppo MutuiOnline SpA†	25,532
9,751	Hera SpA	31,992
1,991	Infrastrutture Wireless Italiane SpA#	25,167
550	Interpump Group SpA	28,458
32,221	Intesa Sanpaolo SpA	94,030
9,018	Iren SpA	19,642
7,345	Italgas SpA	42,002
803	Italmobiliare SpA†	24,600
3,666	Iveco Group NV*	32,968
1,706	Leonardo SpA	28,128
3,565	Maire Tecnimont SpA	19,324

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Italy (Continued)
4,946	Mediobanca Banca di Credito Finanziario SpA†	$61,181
3,040	MFE-MediaForEurope NV, Class A†	7,913
1,616	MFE-MediaForEurope NV, Class B†	5,828
1,242	Moncler SpA	76,371
3,909	Nexi SpA†,*,#	31,959
9,750	OVS SpA#	24,433
7,136	Piaggio & C SpA	23,460
4,248	Pirelli & C SpA#	23,106
4,004	Poste Italiane SpA#	45,418
1,595	Prysmian SpA	72,492
2,926	RAI Way SpA#	16,506
570	Recordati Industria Chimica e Farmaceutica SpA	30,726
272	Reply SpA	35,883
14,895	Safilo Group SpA*	15,029
514	Salvatore Ferragamo SpA†	6,928
25,157	Saras SpA	44,880
103	Sesa SpA†	13,986
9,035	Snam SpA	46,430
575	SOL SpA	17,647
1,551	Spaxs SpA	9,340
20,599	Stellantis NV	480,957
2,781	Stellantis NV†	64,853
3,313	Tamburi Investment Partners SpA†	34,014
2,650	Technogym SpA#	26,519
1,265	Technoprobe SpA†,*	12,073
246,028	Telecom Italia SpA*	79,905
1,807	Tenaris SA	31,409
1,050	Tenaris SA, ADR	36,498
8,734	Terna—Rete Elettrica Nazionale	72,835
584	Tod's SpA†,*	22,010
13,445	UniCredit SpA	364,609
7,073	Unipol Gruppo SpA	40,306
9,399	UnipolSai Assicurazioni SpA	23,450
1,116	Zignago Vetro SpA	17,568
		4,673,712
	Japan—15.8%
1,200	77 Bank Ltd.	29,617
2,700	A&D HOLON Holdings Co. Ltd.	34,506
1,800	ABC-Mart, Inc.	31,468
4,900	Acom Co. Ltd.	12,243
1,200	Adastria Co. Ltd.	29,574
1,500	ADEKA Corp.	30,532
Shares		Value (Note 1)
	Japan (Continued)
4,000	Advantest Corp.	$136,085
4,700	Aeon Co. Ltd.	105,033
1,100	Aeon Delight Co. Ltd.	27,773
2,900	AEON Financial Service Co. Ltd.	26,018
2,100	Aeon Mall Co. Ltd.	26,391
2,900	AGC, Inc.†	107,691
1,300	Ai Holdings Corp.	21,565
700	Aica Kogyo Co. Ltd.	16,939
2,900	Aida Engineering Ltd.	16,968
8,600	Aiful Corp.	23,177
900	Ain Holdings, Inc.	28,557
3,100	Air Water, Inc.	42,356
2,900	Aisan Industry Co. Ltd.	24,208
1,700	Aisin Corp.	59,476
1,700	Ajinomoto Co., Inc.	65,589
1,200	Alconix Corp.	11,319
1,400	Alfresa Holdings Corp.	23,795
4,300	Alps Alpine Co. Ltd.	37,465
400	Altech Corp.	7,552
2,700	Amada Co. Ltd.	28,149
1,000	Amano Corp.	23,702
1,100	Amvis Holdings, Inc.	23,443
1,600	ANA Holdings, Inc.*	34,723
4,300	Anicom Holdings, Inc.	16,560
4,100	Anritsu Corp.	39,561
1,100	AOKI Holdings, Inc.	8,901
900	Aoyama Trading Co. Ltd.	9,466
1,800	Aozora Bank Ltd.†	39,102
1,000	Arata Corp.	22,057
1,200	ARCLANDS Corp.	14,298
1,000	Arcs Co. Ltd.	19,731
2,000	ARE Holdings, Inc.	27,674
400	Argo Graphics, Inc.	10,397
1,400	Arisawa Manufacturing Co. Ltd.	10,426
500	Artience Co. Ltd.†	9,323
300	Aruhi Corp.	1,749
500	As One Corp.	19,858
1,800	Asahi Diamond Industrial Co. Ltd.†	10,762
2,300	Asahi Group Holdings Ltd.	85,769
1,600	Asahi Intecc Co. Ltd.	32,550
15,000	Asahi Kasei Corp.	110,532
700	Asahi Yukizai Corp.	18,840
1,200	Asanuma Corp.	32,851
1,100	Asics Corp.	34,467
1,400	ASKUL Corp.	21,348

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
2,100	Astellas Pharma, Inc.	$25,111
1,600	Autobacs Seven Co. Ltd.	17,702
800	Avex, Inc.	7,762
800	Awa Bank Ltd.	13,379
400	Axial Retailing, Inc.	11,787
1,000	AZ-COM MARUWA Holdings, Inc.	10,844
1,100	Azbil Corp.	36,401
3,500	Bandai Namco Holdings, Inc.	70,161
1,100	Bando Chemical Industries Ltd.	12,100
1,300	Bank of the Ryukyus Ltd.	10,197
1,000	BayCurrent Consulting, Inc.	35,113
300	Belc Co. Ltd.	13,298
1,300	Bell System24 Holdings, Inc.	16,135
1,300	Belluna Co. Ltd.	5,735
1,000	Benefit One, Inc.†	15,053
2,400	Benesse Holdings, Inc.	44,374
1,500	Bic Camera, Inc.	14,298
900	BIPROGY, Inc.	28,181
500	BML, Inc.	10,638
4,800	Bridgestone Corp.†	198,809
2,300	Brother Industries Ltd.	36,710
3,200	Bunka Shutter Co. Ltd.	31,818
400	C Uyemura & Co. Ltd.	31,376
1,700	Calbee, Inc.	34,163
900	Canon Electronics, Inc.†	13,047
1,200	Canon Marketing Japan, Inc.†	36,391
3,000	Canon, Inc.†	77,021
1,700	Capcom Co. Ltd.	54,930
2,700	Casio Computer Co. Ltd.	23,429
600	Central Glass Co. Ltd.	11,340
2,500	Central Japan Railway Co.	63,546
600	Change Holdings, Inc.	6,043
3,700	Chiba Bank Ltd.	26,727
7,600	Chiyoda Corp.†,*	18,380
600	Chofu Seisakusho Co. Ltd.†	8,655
600	Chori Co. Ltd.	12,021
3,800	Chubu Electric Power Co., Inc.	49,090
1,700	Chubu Steel Plate Co. Ltd.	28,032
700	Chudenko Corp.	12,804
3,600	Chugai Pharmaceutical Co. Ltd.	136,391
3,500	Chugin Financial Group, Inc.	24,860
3,900	Chugoku Electric Power Co., Inc.	27,839
2,300	Chugoku Marine Paints Ltd.	27,045
5,400	Citizen Watch Co. Ltd.	32,209
1,300	CKD Corp.	23,418
Shares		Value (Note 1)
	Japan (Continued)
2,600	Coca-Cola Bottlers Japan Holdings, Inc.	$37,331
600	Colowide Co. Ltd.	9,455
1,700	Computer Engineering & Consulting Ltd.	18,893
900	COMSYS Holdings Corp.	19,851
1,300	Comture Corp.	17,048
8,000	Concordia Financial Group Ltd.	36,573
1,000	Cosmo Energy Holdings Co. Ltd.	40,184
200	Cosmos Pharmaceutical Corp.	23,099
1,500	Create Restaurants Holdings, Inc.	11,638
600	Create SD Holdings Co. Ltd.	13,043
1,900	Credit Saison Co. Ltd.	35,029
600	CTI Engineering Co. Ltd.	22,383
3,600	CyberAgent, Inc.	22,598
1,700	Cybozu, Inc.†	26,284
1,000	Dai Nippon Printing Co. Ltd.	29,596
1,000	Dai-Dan Co. Ltd.	10,106
2,600	Dai-ichi Life Holdings, Inc.	55,172
4,700	Daicel Corp.	45,533
3,700	Daido Metal Co. Ltd.	14,433
3,000	Daido Steel Co. Ltd.	31,936
1,500	Daifuku Co. Ltd.	30,346
500	Daihen Corp.	22,872
700	Daiho Corp.	18,443
900	Daiichi Jitsugyo Co. Ltd.	12,543
1,100	Daiichi Sankyo Co. Ltd.	30,207
900	Daiichikosho Co. Ltd.	13,318
1,900	Daiki Aluminium Industry Co. Ltd.	15,901
1,300	Daikin Industries Ltd.	211,918
1,400	Daikyonishikawa Corp.	6,791
4,000	Daio Paper Corp.†	31,858
1,280	Daiseki Co. Ltd.	35,540
400	Daishi Hokuetsu Financial Group, Inc.	10,879
660	Daito Pharmaceutical Co. Ltd.	8,917
500	Daito Trust Construction Co. Ltd.	57,979
5,300	Daiwa House Industry Co. Ltd.	160,579
7,700	Daiwa Securities Group, Inc.	51,830
1,400	Daiwabo Holdings Co. Ltd.	30,651
2,200	DCM Holdings Co. Ltd.	20,174
1,200	DeNA Co. Ltd.	11,719
2,000	Denka Co. Ltd.	35,404
5,000	Denso Corp.	75,426
900	Dentsu Group, Inc.†	23,094

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
400	Dentsu Soken, Inc.†	$16,567
1,000	Dexerials Corp.	29,262
1,200	DIC Corp.†	23,587
400	Digital Arts, Inc.	14,553
700	Dip Corp.	15,936
500	Disco Corp.	124,043
1,800	DMG Mori Co. Ltd.†	34,474
1,100	Doutor Nichires Holdings Co. Ltd.	16,999
1,100	Dowa Holdings Co. Ltd.	40,193
600	DTS Corp.	15,000
1,000	Duskin Co. Ltd.	23,766
400	DyDo Group Holdings, Inc.	16,596
1,100	Eagle Industry Co. Ltd.	12,482
1,100	East Japan Railway Co.	63,418
1,100	Ebara Corp.	65,126
2,100	EDION Corp.	23,413
1,000	eGuarantee, Inc.	14,525
1,400	Eiken Chemical Co. Ltd.	16,969
600	Eisai Co. Ltd.	30,009
300	Eizo Corp.	10,500
600	Elecom Co. Ltd.	7,472
1,700	Electric Power Development Co. Ltd.	27,592
700	en Japan, Inc.	13,528
16,600	ENEOS Holdings, Inc.	65,976
1,500	eRex Co. Ltd.†	8,309
2,400	ES-Con Japan Ltd.*	15,847
1,000	Exedy Corp.	18,397
1,900	EXEO Group, Inc.	42,245
1,000	Ezaki Glico Co. Ltd.†	29,610
900	Fancl Corp.	15,134
1,300	FANUC Corp.	38,235
1,000	Fast Retailing Co. Ltd.	248,156
1,100	FCC Co. Ltd.	13,574
2,300	Ferrotec Holdings Corp.	43,357
900	Financial Partners Group Co. Ltd.	10,736
2,200	Food & Life Cos. Ltd.	45,201
900	Foster Electric Co. Ltd.	6,709
800	FP Corp.	16,857
1,100	Fudo Tetra Corp.	17,639
900	Fuji Co. Ltd.	12,249
1,600	Fuji Corp.	27,518
1,000	Fuji Electric Co. Ltd.	43,043
500	Fuji Kyuko Co. Ltd.	14,965
1,600	Fuji Media Holdings, Inc.	17,799
700	Fuji Oil Holdings, Inc.	12,051
Shares		Value (Note 1)
	Japan (Continued)
700	Fuji Seal International, Inc.	$8,509
1,000	Fuji Soft, Inc.†	41,915
400	Fujibo Holdings, Inc.	10,652
700	Fujicco Co. Ltd.	9,631
1,600	FUJIFILM Holdings Corp.	96,148
3,400	Fujikura Ltd.	26,151
900	Fujimi, Inc.	20,011
500	Fujimori Kogyo Co. Ltd.	13,404
900	Fujitsu Ltd.	135,798
400	Fukuda Denshi Co. Ltd.	20,908
800	Fukui Computer Holdings, Inc.	14,298
1,200	Fukuoka Financial Group, Inc.	28,315
500	Fukushima Galilei Co. Ltd.	17,305
600	Fukuyama Transporting Co. Ltd.	17,255
1,200	FULLCAST Holdings Co. Ltd.	15,600
1,000	Funai Soken Holdings, Inc.†	18,184
900	Furukawa Co. Ltd.	12,172
1,200	Furukawa Electric Co. Ltd.	18,868
1,200	Furuno Electric Co. Ltd.	15,779
400	Furuya Metal Co. Ltd.	27,092
400	Fuso Chemical Co. Ltd.	11,844
800	Futaba Corp.	2,973
4,700	Futaba Industrial Co. Ltd.	27,000
2,000	Future Corp.	25,035
500	Fuyo General Lease Co. Ltd.	43,422
800	G-7 Holdings, Inc.	6,803
2,200	G-Tekt Corp.	26,774
3,500	Gakken Holdings Co. Ltd.	24,500
800	Geo Holdings Corp.	12,040
1,600	Giken Ltd.	20,539
700	GLOBERIDE, Inc.	9,964
1,000	Glory Ltd.	19,092
900	GMO internet group, Inc.	16,360
300	GMO Payment Gateway, Inc.	20,847
700	Goldcrest Co. Ltd.	10,972
400	Goldwin, Inc.	28,752
1,000	GS Yuasa Corp.	14,078
1,100	GungHo Online Entertainment, Inc.†	18,345
4,900	Gunma Bank Ltd.	23,979
600	Gunze Ltd.	21,277
1,500	H.U. Group Holdings, Inc.	28,335
1,700	H2O Retailing Corp.	18,411
5,000	Hachijuni Bank Ltd.	27,862
800	Hagiwara Electric Holdings Co. Ltd.	27,631
5,200	Hakuhodo DY Holdings, Inc.	39,848
The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
600	Halows Co. Ltd.	$18,255
800	Hamakyorex Co. Ltd.	22,553
900	Hamamatsu Photonics KK	37,021
1,600	Hankyu Hanshin Holdings, Inc.	50,939
800	Hanwa Co. Ltd.	28,340
1,300	Happinet Corp.	25,511
800	Harmonic Drive Systems, Inc.†	23,603
3,500	Haseko Corp.	45,475
3,500	Hazama Ando Corp.	27,702
1,200	Heiwa Corp.	17,864
600	Heiwa Real Estate Co. Ltd.	16,043
900	Heiwado Co. Ltd.	13,615
200	Hikari Tsushin, Inc.	33,163
4,400	Hino Motors Ltd.*	14,461
200	Hioki EE Corp.†	8,965
400	Hirata Corp.	17,844
3,100	Hirogin Holdings, Inc.	19,847
200	Hirose Electric Co. Ltd.	22,645
400	Hisamitsu Pharmaceutical Co., Inc.	12,230
1,600	Hitachi Construction Machinery Co. Ltd.	42,292
5,400	Hitachi Ltd.	389,489
3,400	Hitachi Zosen Corp.	22,594
400	Hogy Medical Co. Ltd.	10,255
2,900	Hokkaido Electric Power Co., Inc.	12,846
700	Hokkoku Financial Holdings, Inc.	22,936
3,000	Hokuetsu Corp.†	30,149
1,800	Hokuhoku Financial Group, Inc.	19,449
2,300	Hokuriku Electric Power Co.*	11,967
1,200	Hokuto Corp.	14,774
30,900	Honda Motor Co. Ltd.	321,272
939	Honda Motor Co. Ltd., ADR	29,024
400	Horiba Ltd.	31,291
600	Hoshizaki Corp.	21,962
3,100	Hosiden Corp.	37,816
500	Hosokawa Micron Corp.	13,989
1,100	House Foods Group, Inc.	24,301
2,000	Hoya Corp.	250,000
4,100	Hulic Co. Ltd.†	42,934
3,000	Hyakugo Bank Ltd.	11,362
700	Ibiden Co. Ltd.	38,798
600	Idec Corp.	12,217
5,500	Idemitsu Kosan Co. Ltd.	29,938
3,000	IDOM, Inc.	20,638
2,100	IHI Corp.	41,121
Shares		Value (Note 1)
	Japan (Continued)
1,100	Iida Group Holdings Co. Ltd.	$16,473
4,200	Iino Kaiun Kaisha Ltd.	35,357
500	Inaba Denki Sangyo Co. Ltd.	12,057
900	Inabata & Co. Ltd.	20,043
1,300	Infocom Corp.	22,847
2,412	INFRONEER Holdings, Inc.	24,009
13,200	Inpex Corp.†	178,294
1,400	Insource Co. Ltd.	8,777
200	Intage Holdings, Inc.†	2,305
400	Integrated Design & Engineering Holdings Co. Ltd.	9,603
1,200	Internet Initiative Japan, Inc.	24,545
300	IR Japan Holdings Ltd.†	3,230
1,300	Iriso Electronics Co. Ltd.	34,113
2,600	Isetan Mitsukoshi Holdings Ltd.	28,287
1,600	Ishihara Sangyo Kaisha Ltd.	15,285
7,800	Isuzu Motors Ltd.	100,460
500	Ito En Ltd.	15,184
6,800	ITOCHU Corp.†	278,125
1,200	Itochu Enex Co. Ltd.	13,081
680	Itoham Yonekyu Holdings, Inc.	18,591
700	Iwatani Corp.	31,937
4,100	Iyogin Holdings, Inc.	27,543
1,000	Izumi Co. Ltd.	25,667
2,300	J Trust Co. Ltd.†	7,487
700	J-Oil Mills, Inc.	9,596
3,500	J. Front Retailing Co. Ltd.	31,848
3,200	JAC Recruitment Co. Ltd.	14,752
1,000	Jaccs Co. Ltd.	36,809
2,100	JAFCO Group Co. Ltd.	24,574
1,400	Japan Airlines Co. Ltd.	27,553
500	Japan Airport Terminal Co. Ltd.	22,025
1,800	Japan Aviation Electronics Industry Ltd.	41,170
1,100	Japan Elevator Service Holdings Co. Ltd.	18,240
3,600	Japan Exchange Group, Inc.	76,162
1,500	Japan Lifeline Co. Ltd.	13,436
1,200	Japan Material Co. Ltd.	21,362
1,100	Japan Petroleum Exploration Co. Ltd.	40,879
2,100	Japan Post Bank Co. Ltd.	21,387
7,800	Japan Post Holdings Co. Ltd.	69,674
1,000	Japan Post Insurance Co. Ltd.	17,759
600	Japan Pulp & Paper Co. Ltd.	21,191
3,000	Japan Securities Finance Co. Ltd.	32,979

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
1,000	Japan Steel Works Ltd.	$17,376
6,700	Japan Tobacco, Inc.†	173,202
1,700	Japan Wool Textile Co. Ltd.†	16,180
400	JCU Corp.	11,291
500	Jeol Ltd.	21,950
6,200	JFE Holdings, Inc.	96,188
2,700	JGC Holdings Corp.	31,165
400	JINS Holdings, Inc.	13,333
600	Joshin Denki Co. Ltd.	10,332
900	Joyful Honda Co. Ltd.	11,783
900	JSR Corp.	25,660
3,800	JTEKT Corp.	32,165
800	Juroku Financial Group, Inc.	21,135
800	Justsystems Corp.	18,582
6,300	JVCKenwood Corp.	33,109
3,200	K's Holdings Corp.	29,980
800	Kadokawa Corp.	16,289
700	Kaga Electronics Co. Ltd.	30,433
800	Kagome Co. Ltd.	17,810
2,200	Kajima Corp.	36,768
2,900	Kakaku.com, Inc.	35,911
500	Kaken Pharmaceutical Co. Ltd.	11,897
600	Kameda Seika Co. Ltd.	17,468
1,000	Kamigumi Co. Ltd.	23,872
1,300	Kanamoto Co. Ltd.	26,977
2,200	Kandenko Co. Ltd.	21,501
1,100	Kaneka Corp.	27,945
1,700	Kanematsu Corp.	24,897
4,100	Kansai Electric Power Co., Inc.	54,434
1,200	Kansai Paint Co. Ltd.	20,502
1,500	Kanto Denka Kogyo Co. Ltd.	9,128
1,700	Kao Corp.	69,929
900	Katitas Co. Ltd.	13,972
400	Kato Sangyo Co. Ltd.	13,035
300	Kawada Technologies, Inc.	13,894
1,800	Kawasaki Heavy Industries Ltd.	39,817
1,100	Kawasaki Kisen Kaisha Ltd.	47,199
14,200	KDDI Corp.	451,782
600	KeePer Technical Laboratory Co. Ltd.	29,660
1,200	Keihan Holdings Co. Ltd.	31,370
3,100	Keikyu Corp.	28,329
700	Keio Corp.	22,038
600	Keisei Electric Railway Co. Ltd.	28,357
2,500	Keiyo Bank Ltd.	12,074
Shares		Value (Note 1)
	Japan (Continued)
900	Kewpie Corp.	$15,859
600	Keyence Corp.	264,340
500	KFC Holdings Japan Ltd.	10,887
1,100	KH Neochem Co. Ltd.†	17,701
300	Ki-Star Real Estate Co. Ltd.	6,691
300	Kikkoman Corp.	18,370
1,200	Kinden Corp.	20,391
1,000	Kintetsu Group Holdings Co. Ltd.	31,716
1,800	Kirin Holdings Co. Ltd.†	26,374
800	Kissei Pharmaceutical Co. Ltd.	17,532
2,600	Kitz Corp.	22,238
1,600	Kiyo Bank Ltd.	17,918
1,500	Koa Corp.	16,468
700	Kobayashi Pharmaceutical Co. Ltd.	33,709
1,300	Kobe Bussan Co. Ltd.	38,410
4,600	Kobe Steel Ltd.	59,523
1,000	Koei Tecmo Holdings Co. Ltd.	11,408
900	Kohnan Shoji Co. Ltd.	25,053
1,600	Koito Manufacturing Co. Ltd.	24,936
1,500	Kokuyo Co. Ltd.	24,404
7,800	Komatsu Ltd.	204,017
1,100	KOMEDA Holdings Co. Ltd.	21,415
1,000	Komeri Co. Ltd.†	21,915
1,400	Komori Corp.	11,329
600	Konami Group Corp.	31,417
6,900	Konica Minolta, Inc.*	20,201
1,400	Konishi Co. Ltd.	13,434
1,200	Konoike Transport Co. Ltd.	16,596
500	Kose Corp.	37,500
2,000	Koshidaka Holdings Co. Ltd.	15,433
1,500	Kotobuki Spirits Co. Ltd.	22,989
4,400	Kubota Corp.	66,234
400	Kumagai Gumi Co. Ltd.	10,227
1,500	Kumiai Chemical Industry Co. Ltd.†	8,585
4,700	Kuraray Co. Ltd.†	47,517
1,200	Kureha Corp.	24,511
1,200	Kurita Water Industries Ltd.	46,979
1,200	Kusuri No. Aoki Holdings Co. Ltd.	27,294
1,000	KYB Corp.	34,787
3,200	Kyocera Corp.	46,706
1,500	Kyoei Steel Ltd.	21,266
1,700	Kyokuto Kaihatsu Kogyo Co. Ltd.	23,691
500	Kyokuyo Co. Ltd.	13,369
500	Kyorin Pharmaceutical Co. Ltd.	6,312
600	Kyoritsu Maintenance Co. Ltd.†	25,489

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
2,400	Kyoto Financial Group, Inc.	$37,387
900	Kyowa Kirin Co. Ltd.	15,128
600	Kyudenko Corp.	21,643
5,300	Kyushu Electric Power Co., Inc.*	38,378
5,000	Kyushu Financial Group, Inc.	28,894
1,200	Kyushu Railway Co.	26,443
400	Lasertec Corp.	105,447
600	Lawson, Inc.	30,991
10,100	Leopalace21 Corp.*	30,658
900	Life Corp.	21,096
1,900	LIFENET INSURANCE Co.†,*	15,833
1,000	Lintec Corp.	19,504
1,900	Lion Corp.†	17,632
200	LITALICO, Inc.	2,925
5,000	Lixil Corp.	62,429
12,500	LY Corp.	44,300
500	M&A Capital Partners Co. Ltd.	8,624
2,100	M3, Inc.	34,747
1,400	Mabuchi Motor Co. Ltd.†	23,224
700	Macnica Holdings, Inc.	36,921
900	Macromill, Inc.	5,017
800	Maeda Kosen Co. Ltd.	17,220
600	Makino Milling Machine Co. Ltd.	24,979
900	Makita Corp.	24,830
1,800	Mandom Corp.	16,302
2,300	Mani, Inc.	34,810
3,300	Marubeni Corp.	52,156
800	Marudai Food Co. Ltd.	9,226
700	Maruha Nichiro Corp.	13,782
2,000	Marui Group Co. Ltd.	33,539
1,300	Maruichi Steel Tube Ltd.	33,828
2,200	Marusan Securities Co. Ltd.	13,138
200	Maruwa Co. Ltd.	41,844
500	Maruzen Showa Unyu Co. Ltd.	13,865
1,300	Matsuda Sangyo Co. Ltd.	22,091
4,100	Matsui Securities Co. Ltd.	21,285
1,620	MatsukiyoCocokara & Co.	28,689
1,700	Maxell Ltd.	18,809
7,000	Mazda Motor Corp.	75,635
500	McDonald's Holdings Co. Japan Ltd.†	21,667
1,300	MCJ Co. Ltd.	10,114
9,000	Mebuki Financial Group, Inc.	27,377
1,600	Medipal Holdings Corp.	25,935
400	Medley, Inc.*	12,482
Shares		Value (Note 1)
	Japan (Continued)
600	Megachips Corp.	$19,915
1,000	Megmilk Snow Brand Co. Ltd.	14,993
1,700	Meidensha Corp.	29,358
1,600	MEIJI Holdings Co. Ltd.	38,003
900	Meiko Electronics Co. Ltd.	26,617
1,500	MEITEC Group Holdings, Inc.	30,074
1,600	Menicon Co. Ltd.	26,655
1,000	Mercari, Inc.*	18,528
1,800	METAWATER Co. Ltd.	27,919
500	Micronics Japan Co. Ltd.	13,014
600	Milbon Co. Ltd.†	15,719
1,200	Mimasu Semiconductor Industry Co. Ltd.	27,234
3,200	MINEBEA MITSUMI, Inc.	65,782
1,600	Mirait One Corp.	21,095
2,600	MISUMI Group, Inc.	44,062
600	Mitani Sekisan Co. Ltd.	20,340
4,200	Mitsuba Corp.	29,191
15,500	Mitsubishi Chemical Group Corp.	94,979
6,600	Mitsubishi Corp.	105,483
9,300	Mitsubishi Electric Corp.	131,849
3,500	Mitsubishi Estate Co. Ltd.	48,230
1,500	Mitsubishi Gas Chemical Co., Inc.	23,995
9,500	Mitsubishi HC Capital, Inc.	63,791
1,400	Mitsubishi Heavy Industries Ltd.	81,826
900	Mitsubishi Logistics Corp.	27,121
2,000	Mitsubishi Materials Corp.	34,716
9,200	Mitsubishi Motors Corp.	29,296
900	Mitsubishi Pencil Co. Ltd.	13,315
1,000	Mitsubishi Shokuhin Co. Ltd.	34,113
49,100	Mitsubishi UFJ Financial Group, Inc.	421,877
600	Mitsuboshi Belting Ltd.	18,660
2,200	Mitsui & Co. Ltd.	82,664
2,500	Mitsui Chemicals, Inc.	74,149
2,100	Mitsui E&S Co. Ltd.	10,515
3,200	Mitsui Fudosan Co. Ltd.	78,479
300	Mitsui High-Tec, Inc.	15,660
1,000	Mitsui Matsushima Holdings Co. Ltd.†	18,688
1,300	Mitsui Mining & Smelting Co. Ltd.	39,968
2,100	Mitsui OSK Lines Ltd.	67,274
800	Mitsui-Soko Holdings Co. Ltd.	26,695
1,300	Mitsuuroko Group Holdings Co. Ltd.	14,632
1,000	Miura Co. Ltd.	19,915
1,000	MIXI, Inc.	16,745

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
700	Miyazaki Bank Ltd.	$13,002
10,390	Mizuho Financial Group, Inc.	177,772
1,000	Mizuho Leasing Co. Ltd.	34,326
700	Mizuno Corp.	19,511
1,200	Mochida Pharmaceutical Co. Ltd.	27,830
400	Modec, Inc.*	6,576
3,300	Monex Group, Inc.	16,828
900	Monogatari Corp.†	28,021
2,900	MonotaRO Co. Ltd.	31,663
2,400	Morinaga & Co. Ltd.	43,549
1,600	Morinaga Milk Industry Co. Ltd.	30,956
2,100	Morita Holdings Corp.	23,145
1,700	MS&AD Insurance Group Holdings, Inc.	66,867
9,600	Murata Manufacturing Co. Ltd.	203,779
2,000	Musashi Seimitsu Industry Co. Ltd.	21,418
1,000	Musashino Bank Ltd.	18,908
1,200	Nabtesco Corp.†	24,489
600	Nachi-Fujikoshi Corp.	15,638
1,500	Nagase & Co. Ltd.	24,043
1,800	Nagoya Railroad Co. Ltd.	28,889
1,100	Nakanishi, Inc.	18,497
3,400	Nakayama Steel Works Ltd.	19,677
1,200	Nankai Electric Railway Co. Ltd.	24,383
800	Nanto Bank Ltd.	13,850
1,100	NEC Corp.	65,142
1,600	NEC Networks & System Integration Corp.	26,996
1,700	NET One Systems Co. Ltd.	28,978
1,000	Nexon Co. Ltd.†	18,223
1,100	Nextage Co. Ltd.†	20,190
3,900	NGK Insulators Ltd.	46,620
1,000	NH Foods Ltd.	33,901
2,400	NHK Spring Co. Ltd.	20,374
1,200	Nichias Corp.	28,851
1,400	Nichicon Corp.	12,888
900	Nichiden Corp.	18,326
700	Nichiha Corp.	14,720
1,500	Nichirei Corp.	36,957
1,500	Nichireki Co. Ltd.	25,702
800	Nichirin Co. Ltd.	18,553
1,300	NIDEC Corp.	52,507
800	Nifco, Inc.	20,681
2,600	Nihon Dempa Kogyo Co. Ltd.	23,179
700	Nihon Kohden Corp.	22,157
Shares		Value (Note 1)
	Japan (Continued)
4,000	Nihon M&A Center Holdings, Inc.	$22,062
1,800	Nihon Parkerizing Co. Ltd.	14,528
1,700	Nikkiso Co. Ltd.	12,418
1,300	Nikkon Holdings Co. Ltd.	28,397
3,000	Nikon Corp.	29,702
3,500	Nintendo Co. Ltd.	182,670
900	Nippn Corp.	14,189
600	Nippon Carbon Co. Ltd.†	18,660
600	Nippon Chemi-Con Corp.*	5,591
9,100	Nippon Denko Co. Ltd.†	17,813
700	Nippon Densetsu Kogyo Co. Ltd.	9,884
1,200	Nippon Electric Glass Co. Ltd.†	25,796
1,100	NIPPON EXPRESS HOLDINGS, Inc.	62,521
1,800	Nippon Gas Co. Ltd.	29,713
2,500	Nippon Kayaku Co. Ltd.	23,856
1,520	Nippon Light Metal Holdings Co. Ltd.	18,898
2,700	Nippon Paint Holdings Co. Ltd.	21,830
1,200	Nippon Paper Industries Co. Ltd.*	10,757
10,200	Nippon Parking Development Co. Ltd.†	13,889
1,100	Nippon Pillar Packing Co. Ltd.	34,755
500	Nippon Road Co. Ltd.	7,266
1,900	Nippon Sanso Holdings Corp.	50,882
1,200	Nippon Seiki Co. Ltd.	9,762
5,100	Nippon Sheet Glass Co. Ltd.*	20,762
500	Nippon Shinyaku Co. Ltd.	17,716
400	Nippon Shokubai Co. Ltd.	15,416
2,600	Nippon Signal Company Ltd.	17,887
900	Nippon Soda Co. Ltd.	34,660
6,800	Nippon Steel Corp.	155,773
122,500	Nippon Telegraph & Telephone Corp.	149,693
530	Nippon Yakin Kogyo Co. Ltd.	15,844
4,800	Nippon Yusen KK†	148,800
5,000	Nipro Corp.	39,255
2,000	Nishi-Nippon Financial Holdings, Inc.	23,135
900	Nishi-Nippon Railroad Co. Ltd.	15,252
1,000	Nishimatsu Construction Co. Ltd.	27,844
1,600	Nishimatsuya Chain Co. Ltd.	23,501
700	Nishio Holdings Co. Ltd.	20,355
1,000	Nissan Chemical Corp.	39,050
21,600	Nissan Motor Co. Ltd.	84,899

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
3,200	Nissan Shatai Co. Ltd.	$20,902
600	Nissei ASB Machine Co. Ltd.	18,723
1,100	Nissha Co. Ltd.†	11,491
800	Nisshin Oillio Group Ltd.	24,340
1,400	Nisshin Seifun Group, Inc.	18,850
4,400	Nisshinbo Holdings, Inc.	35,746
1,200	Nissin Foods Holdings Co. Ltd.	41,881
5,400	Nissui Corp.	29,072
2,000	Niterra Co. Ltd.	47,504
400	Nitori Holdings Co. Ltd.	53,560
900	Nitta Corp.†	23,457
1,100	Nittetsu Mining Co. Ltd.	40,645
600	Nitto Boseki Co. Ltd.†	19,553
900	Nitto Denko Corp.	67,340
700	Nitto Kogyo Corp.	17,872
300	Noevir Holdings Co. Ltd.	10,936
700	NOF Corp.	34,782
900	Nohmi Bosai Ltd.	14,055
2,200	Nojima Corp.	27,352
1,500	NOK Corp.	20,016
16,900	Nomura Holdings, Inc.	76,434
1,500	Nomura Real Estate Holdings, Inc.	39,457
2,200	Nomura Research Institute Ltd.	63,987
300	Noritake Co. Ltd.	14,574
700	Noritsu Koki Co. Ltd.†	14,884
1,100	Noritz Corp.†	11,788
7,800	North Pacific Bank Ltd.	19,638
800	NS United Kaiun Kaisha Ltd.	27,206
800	NSD Co. Ltd.	15,382
2,900	NSK Ltd.	15,693
10,800	NTN Corp.	19,915
3,600	NTT Data Group Corp.	51,038
600	Obara Group, Inc.	16,064
3,100	Obayashi Corp.	26,823
500	OBIC Business Consultants Co. Ltd.	22,872
200	Obic Co. Ltd.	34,461
2,100	Odakyu Electric Railway Co. Ltd.	32,036
1,100	Ogaki Kyoritsu Bank Ltd.	14,713
300	Ohsho Food Service Corp.	17,170
800	Oisix ra daichi, Inc.†,*	7,728
13,300	Oji Holdings Corp.	51,219
1,000	Okamura Corp.	15,461
4,600	Okasan Securities Group, Inc.	22,348
1,800	Oki Electric Industry Co. Ltd.	11,630
1,000	Okinawa Cellular Telephone Co.	24,007
Shares		Value (Note 1)
	Japan (Continued)
1,155	Okinawa Electric Power Co., Inc.	$9,134
500	OKUMA Corp.	21,543
700	Okumura Corp.	23,259
4,700	Olympus Corp.	68,017
600	Omron Corp.	28,013
2,800	Ono Pharmaceutical Co. Ltd.	49,963
3,700	Onward Holdings Co. Ltd.	12,622
1,500	Open House Group Co. Ltd.	44,500
1,200	Open Up Group, Inc.	19,991
1,000	Optex Group Co. Ltd.	12,667
700	Optorun Co. Ltd.	8,097
500	Oracle Corp.	38,546
800	Organo Corp.	33,135
2,810	Orient Corp.	21,324
3,300	Oriental Land Co. Ltd.	122,896
9,300	ORIX Corp.	175,183
2,100	Osaka Gas Co. Ltd.	43,862
700	Osaka Organic Chemical Industry Ltd.†	13,474
600	Osaka Soda Co. Ltd.†	41,191
900	OSAKA Titanium Technologies Co. Ltd.†	17,311
2,900	OSG Corp.	41,587
700	Otsuka Corp.	28,859
1,000	Otsuka Holdings Co. Ltd.	37,511
1,900	Outsourcing, Inc.†,*	23,447
800	Oyo Corp.	11,643
1,600	Pacific Industrial Co. Ltd.	14,593
900	Pacific Metals Co. Ltd.*	7,749
1,600	PAL GROUP Holdings Co. Ltd.†	27,960
300	PALTAC Corp.	9,498
2,600	Pan Pacific International Holdings Corp.	62,031
16,800	Panasonic Holdings Corp.	166,391
700	Paramount Bed Holdings Co. Ltd.	13,757
1,800	Park24 Co. Ltd.*	23,062
700	Pasona Group, Inc.	13,116
3,900	Penta-Ocean Construction Co. Ltd.	21,904
1,900	PeptiDream, Inc.*	20,031
26,000	Persol Holdings Co. Ltd.	44,643
2,100	Pigeon Corp.†	24,187
500	Pilot Corp.	14,897
1,100	Piolax, Inc.†	18,177
900	Pola Orbis Holdings, Inc.†	10,111
900	Premium Group Co. Ltd.	11,636

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
2,500	Press Kogyo Co. Ltd.	$10,106
600	Pressance Corp.†	6,787
2,100	Prestige International, Inc.	8,936
1,100	Prima Meat Packers Ltd.	18,318
600	Procrea Holdings, Inc.	7,987
1,000	Proto Corp.	9,589
1,300	Qol Holdings Co. Ltd.	15,277
900	Raito Kogyo Co. Ltd.	12,064
2,400	Raksul, Inc.*	21,583
1,700	Rakus Co. Ltd.	31,498
7,900	Rakuten Group, Inc.†	35,186
7,900	Recruit Holdings Co. Ltd.	334,097
2,100	Relo Group, Inc.	25,312
12,500	Renesas Electronics Corp.*	225,975
4,600	Rengo Co. Ltd.	30,667
500	RENOVA, Inc.†,*	4,216
15,200	Resona Holdings, Inc.	77,240
3,000	Resonac Holdings Corp.	59,787
1,100	Resorttrust, Inc.	19,082
1,000	Restar Holdings Corp.	20,000
6,400	Ricoh Co. Ltd.	49,157
400	Ricoh Leasing Co. Ltd.	13,773
800	Riken Keiki Co. Ltd.	39,092
900	Riken Vitamin Co. Ltd.	14,266
1,200	Rinnai Corp.	27,813
4,000	Riso Kyoiku Co. Ltd.	6,440
2,800	Rohm Co. Ltd.	53,667
1,500	Rohto Pharmaceutical Co. Ltd.	30,245
300	Roland Corp.†	9,372
400	Roland DG Corp.	10,340
300	Rorze Corp.	32,043
3,600	Round One Corp.	14,247
600	Royal Holdings Co. Ltd.†	10,979
1,000	RS Technologies Co. Ltd.†	21,199
500	Ryobi Ltd.†	9,426
2,000	Ryohin Keikaku Co. Ltd.	33,468
200	Ryosan Co. Ltd.	6,674
600	S Foods, Inc.	14,021
1,600	S-Pool, Inc.	5,038
500	Saizeriya Co. Ltd.	17,837
1,400	Sakai Moving Service Co. Ltd.	27,007
1,300	Sakata INX Corp.	12,521
2,700	Sala Corp.	13,998
1,800	SAMTY Co. Ltd.	31,085
300	San-A Co. Ltd.	9,691
Shares		Value (Note 1)
	Japan (Continued)
2,100	San-Ai Obbli Co. Ltd.	$23,919
3,000	San-In Godo Bank Ltd.	21,149
1,200	Sangetsu Corp.	26,383
700	Sanken Electric Co. Ltd.	38,599
1,300	Sanki Engineering Co. Ltd.	16,135
600	Sankyo Co. Ltd.	34,991
800	Sankyu, Inc.	29,396
700	Sanrio Co. Ltd.	29,187
3,600	Santen Pharmaceutical Co. Ltd.	35,872
2,300	Sanwa Holdings Corp.	34,883
500	Sanyo Chemical Industries Ltd.	15,018
300	Sanyo Denki Co. Ltd.	13,340
900	Sanyo Special Steel Co. Ltd.	16,826
600	Sapporo Holdings Ltd.†	26,460
900	Sato Holdings Corp.	13,506
600	Sawai Group Holdings Co. Ltd.	22,166
1,700	SBI Holdings, Inc.	38,244
500	SBS Holdings, Inc.†	8,716
600	SCREEN Holdings Co. Ltd.	50,766
1,600	SCSK Corp.	31,728
700	Secom Co. Ltd.	50,415
2,400	Sega Sammy Holdings, Inc.	33,566
3,000	Seibu Holdings, Inc.	41,638
1,000	Seikagaku Corp.	5,397
3,100	Seiko Epson Corp.	46,401
700	Seiko Group Corp.	13,374
1,600	Seino Holdings Co. Ltd.	24,261
800	Seiren Co. Ltd.	14,065
4,300	Sekisui Chemical Co. Ltd.	61,984
4,100	Sekisui House Ltd.	91,072
900	Sekisui Jushi Corp.	15,868
1,600	Senko Group Holdings Co. Ltd.	12,959
8,500	Senshu Ikeda Holdings, Inc.	19,472
1,100	Seria Co. Ltd.	20,510
8,800	Seven & i Holdings Co. Ltd.	349,191
7,000	Seven Bank Ltd.	14,879
3,800	SG Holdings Co. Ltd.	54,548
4,900	Sharp Corp.*	34,943
500	Shibaura Electronics Co. Ltd.	19,752
1,100	Shibaura Machine Co. Ltd.†	26,993
600	Shibaura Mechatronics Corp.	25,277
600	Shibuya Corp.	10,396
100	SHIFT, Inc.*	25,404
1,000	Shiga Bank Ltd.	24,752
1,700	Shikoku Electric Power Co., Inc.	12,220

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
900	Shikoku Kasei Holdings Corp.	$11,457
900	Shima Seiki Manufacturing Ltd.	9,734
1,700	Shimadzu Corp.	47,528
200	Shimamura Co. Ltd.	22,355
500	Shimano, Inc.	77,429
3,500	Shimizu Corp.	23,249
1,000	Shin Nippon Biomedical Laboratories Ltd.†	12,043
17,200	Shin-Etsu Chemical Co. Ltd.	721,790
2,000	Shin-Etsu Polymer Co. Ltd.	23,787
800	Shinko Electric Industries Co. Ltd.	31,115
1,700	Shinmaywa Industries Ltd.	14,179
1,000	Shionogi & Co. Ltd.	48,213
1,200	Ship Healthcare Holdings, Inc.	20,489
2,200	Shiseido Co. Ltd.	66,343
4,800	Shizuoka Financial Group, Inc.	40,681
2,800	Shizuoka Gas Co. Ltd.†	20,374
300	SHO-BOND Holdings Co. Ltd.	13,334
1,800	Shoei Co. Ltd.	23,489
1,000	Siix Corp.†	10,376
1,400	Simplex Holdings, Inc.	27,235
1,100	Sinfonia Technology Co. Ltd.	16,250
3,900	SKY Perfect JSAT Holdings, Inc.	19,306
2,300	Skylark Holdings Co. Ltd.†	33,684
100	SMC Corp.	53,730
1,300	SMS Co. Ltd.	26,733
2,700	Sodick Co. Ltd.	13,960
16,100	SoftBank Corp.	200,907
3,800	SoftBank Group Corp.	169,599
5,500	Sohgo Security Services Co. Ltd.	31,643
2,060	Sojitz Corp.	46,533
900	Solasto Corp.	3,932
700	Sompo Holdings, Inc.	34,235
11,500	Sony Group Corp.	1,093,723
1,500	Sotetsu Holdings, Inc.	29,128
700	Square Enix Holdings Co. Ltd.	25,135
2,300	Stanley Electric Co. Ltd.	43,276
1,600	Star Micronics Co. Ltd.†	19,506
800	Starts Corp., Inc.	16,630
8,400	Subaru Corp.	154,060
800	Sugi Holdings Co. Ltd.	36,777
4,500	SUMCO Corp.†	67,484
1,100	Sumida Corp.†	8,995
700	Sumitomo Bakelite Co. Ltd.	36,752
10,600	Sumitomo Chemical Co. Ltd.	25,861
Shares		Value (Note 1)
	Japan (Continued)
4,300	Sumitomo Corp.	$93,807
900	Sumitomo Densetsu Co. Ltd.	17,502
7,200	Sumitomo Electric Industries Ltd.	91,685
1,600	Sumitomo Forestry Co. Ltd.†	47,694
1,700	Sumitomo Heavy Industries Ltd.	42,862
1,600	Sumitomo Metal Mining Co. Ltd.	48,182
3,600	Sumitomo Mitsui Construction Co. Ltd.	10,136
5,600	Sumitomo Mitsui Financial Group, Inc.	273,248
3,800	Sumitomo Mitsui Trust Holdings, Inc.	72,928
900	Sumitomo Osaka Cement Co. Ltd.	23,681
3,500	Sumitomo Pharma Co. Ltd.	11,567
1,200	Sumitomo Realty & Development Co. Ltd.	35,694
3,700	Sumitomo Rubber Industries Ltd.	40,201
400	Sumitomo Seika Chemicals Co. Ltd.	14,156
900	Sumitomo Warehouse Co. Ltd.	15,645
2,600	Sun Frontier Fudousan Co. Ltd.	30,112
700	Sundrug Co. Ltd.	22,499
800	Suntory Beverage & Food Ltd.	26,383
6,300	Suruga Bank Ltd.	34,806
1,000	Suzuken Co. Ltd.	33,113
3,200	Suzuki Motor Corp.	136,919
1,300	Sysmex Corp.	72,450
6,800	Systena Corp.	14,757
800	T Hasegawa Co. Ltd.	17,617
1,500	T&D Holdings, Inc.	23,835
700	Tachi-S Co. Ltd.	8,926
2,200	Tadano Ltd.†	18,396
1,800	Taiheiyo Cement Corp.	37,098
600	Taisei Corp.	20,519
600	Taisho Pharmaceutical Holdings Co. Ltd.	36,787
600	Taiyo Holdings Co. Ltd.	13,255
1,200	Taiyo Yuden Co. Ltd.	31,745
2,000	Takara Bio, Inc.	17,759
2,500	Takara Holdings, Inc.	21,968
2,100	Takara Standard Co. Ltd.	24,306
900	Takasago Thermal Engineering Co. Ltd.	20,553
1,600	Takashimaya Co. Ltd.	21,804
11,800	Takeda Pharmaceutical Co. Ltd.	339,271
1,200	Takeuchi Manufacturing Co. Ltd.	36,468

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
700	Takuma Co. Ltd.	$8,882
500	Tamron Co. Ltd.†	18,865
2,100	Tamura Corp.	8,266
1,200	TBS Holdings, Inc.	25,523
2,100	TDK Corp.	100,040
1,300	TechMatrix Corp.	16,153
1,000	TechnoPro Holdings, Inc.	26,348
3,300	Teijin Ltd.	31,280
400	Tekken Corp.	5,694
1,500	Terumo Corp.	49,170
1,300	THK Co. Ltd.	25,488
2,700	TIS, Inc.	59,496
700	TKC Corp.	18,667
3,100	Toagosei Co. Ltd.	30,165
1,500	Tobu Railway Co. Ltd.	40,309
2,200	Tocalo Co. Ltd.	23,311
3,500	Toda Corp.	23,155
200	Toei Animation Co. Ltd.†	26,851
100	Toei Co. Ltd.	14,418
600	Toho Co. Ltd.	20,294
1,300	Toho Gas Co. Ltd.	27,152
1,500	Toho Holdings Co. Ltd.	34,277
1,400	Toho Titanium Co. Ltd.†	18,826
1,500	Toho Zinc Co. Ltd.	11,989
3,300	Tohoku Electric Power Co., Inc.	22,442
5,800	Tokai Carbon Co. Ltd.†	42,184
1,000	Tokai Corp.	14,823
1,300	TOKAI Holdings Corp.	8,879
1,300	Tokai Rika Co. Ltd.	20,053
4,800	Tokai Tokyo Financial Holdings, Inc.	17,906
200	Token Corp.	13,050
10,100	Tokio Marine Holdings, Inc.	252,787
1,100	Tokuyama Corp.	18,653
2,800	Tokyo Century Corp.	30,323
10,300	Tokyo Electric Power Co. Holdings, Inc.*	53,947
2,700	Tokyo Electron Ltd.	483,606
2,400	Tokyo Gas Co. Ltd.	55,115
1,400	Tokyo Kiraboshi Financial Group, Inc.	39,468
1,500	Tokyo Ohka Kogyo Co. Ltd.	33,106
600	Tokyo Seimitsu Co. Ltd.	36,898
2,000	Tokyo Steel Manufacturing Co. Ltd.	24,525
2,700	Tokyo Tatemono Co. Ltd.	40,443
400	Tokyotokeiba Co. Ltd.†	12,582
Shares		Value (Note 1)
	Japan (Continued)
1,700	Tokyu Construction Co. Ltd.	$9,609
3,000	Tokyu Corp.	36,617
9,700	Tokyu Fudosan Holdings Corp.	62,011
5,300	TOMONY Holdings, Inc.	14,697
1,900	Tomy Co. Ltd.	30,083
1,500	Topcon Corp.	16,170
1,500	TOPPAN Holdings, Inc.	41,862
1,100	Topre Corp.	14,651
500	Topy Industries Ltd.	9,060
9,400	Toray Industries, Inc.	48,873
1,100	Toridoll Holdings Corp.	31,619
1,300	Tosei Corp.	18,412
500	Toshiba TEC Corp.	10,358
1,900	Tosoh Corp.	24,269
1,000	Totetsu Kogyo Co. Ltd.	22,482
1,600	TOTO Ltd.	42,133
600	Towa Corp.	30,340
900	Towa Pharmaceutical Co. Ltd.	15,013
3,100	Toyo Construction Co. Ltd.	26,229
200	Toyo Gosei Co. Ltd.†	11,830
1,000	Toyo Seikan Group Holdings Ltd.	16,220
500	Toyo Suisan Kaisha Ltd.	25,816
400	Toyo Tanso Co. Ltd.	13,574
2,500	Toyo Tire Corp.	41,844
2,500	Toyobo Co. Ltd.	18,741
1,600	Toyoda Gosei Co. Ltd.	30,020
600	Toyota Boshoku Corp.	9,521
1,100	Toyota Industries Corp.	89,716
59,900	Toyota Motor Corp.	1,100,503
1,800	Toyota Tsusho Corp.	106,060
600	TPR Co. Ltd.	7,251
300	Trancom Co. Ltd.	15,277
500	Transcosmos, Inc.	10,691
1,200	TRE Holdings Corp.	9,362
900	Trend Micro, Inc.	48,179
800	Tri Chemical Laboratories, Inc.†	20,482
1,100	Trusco Nakayama Corp.	19,082
1,600	TS Tech Co. Ltd.	19,359
1,200	Tsubaki Nakashima Co. Ltd.†	6,230
600	Tsubakimoto Chain Co.	17,213
1,700	Tsuburaya Fields Holdings, Inc.†	15,336
1,900	Tsugami Corp.	16,372
1,600	Tsumura & Co.	30,145
500	Tsuruha Holdings, Inc.	45,833
700	TV Asahi Holdings Corp.	7,978

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Japan (Continued)
700	Tv Tokyo Holdings Corp.	$14,869
1,000	UACJ Corp.	27,305
2,000	UBE Corp.	32,482
200	Uchida Yoko Co. Ltd.	9,759
800	Ulvac, Inc.	38,230
1,000	Unicharm Corp.	36,156
800	Unipres Corp.	5,407
1,100	United Super Markets Holdings, Inc.	7,934
500	Universal Entertainment Corp.†	8,156
800	Usen-Next Holdings Co. Ltd.	22,837
2,000	Ushio, Inc.	28,731
1,900	USS Co. Ltd.	38,216
600	UT Group Co. Ltd.*	10,400
400	V Technology Co. Ltd.	8,065
1,200	Valor Holdings Co. Ltd.	20,774
1,000	Valqua Ltd.	29,397
1,400	Vision, Inc.*	12,213
400	Visional, Inc.†,*	25,475
1,400	Vital KSK Holdings, Inc.	10,366
3,800	VT Holdings Co. Ltd.	13,933
800	Wacoal Holdings Corp.	19,007
3,000	Wacom Co. Ltd.	13,979
1,800	Wakita & Co. Ltd.	20,426
1,600	Warabeya Nichiyo Holdings Co. Ltd.	38,865
2,000	Welcia Holdings Co. Ltd.	34,979
500	West Holdings Corp.†	10,940
1,200	West Japan Railway Co.	50,051
300	Workman Co. Ltd.†	8,851
1,000	Xebio Holdings Co. Ltd.	6,780
1,200	YA-MAN Ltd.†	8,562
1,100	Yakult Honsha Co. Ltd.	24,707
9,500	Yamada Holdings Co. Ltd.	29,538
2,100	Yamaguchi Financial Group, Inc.	18,818
900	Yamaha Corp.	20,789
11,400	Yamaha Motor Co. Ltd.†	101,832
1,300	Yamaichi Electronics Co. Ltd.	17,850
2,100	Yamato Holdings Co. Ltd.	38,805
400	Yamato Kogyo Co. Ltd.	21,109
1,500	Yamazaki Baking Co. Ltd.	34,213
1,700	Yamazen Corp.	14,384
400	Yaoko Co. Ltd.†	22,891
1,200	Yaskawa Electric Corp.	50,128
1,200	Yellow Hat Ltd.	15,021
600	Yodogawa Steel Works Ltd.	16,234
600	Yokogawa Bridge Holdings Corp.	10,796
Shares		Value (Note 1)
	Japan (Continued)
2,000	Yokogawa Electric Corp.	$38,142
1,100	Yokohama Rubber Co. Ltd.†	25,222
2,500	Yokorei Co. Ltd.	18,599
1,500	Yokowo Co. Ltd.	15,160
1,100	Yonex Co. Ltd.	10,438
1,100	Yoshinoya Holdings Co. Ltd.	25,004
500	Yuasa Trading Co. Ltd.	16,809
700	Zenkoku Hosho Co. Ltd.	26,387
900	Zensho Holdings Co. Ltd.	47,164
2,300	Zeon Corp.	21,377
800	ZERIA Pharmaceutical Co. Ltd.	11,444
1,000	ZOZO, Inc.	22,518
		36,667,894
	Netherlands—2.3%
2,261	Aalberts NV	97,994
3,265	ABN AMRO Bank NV, CVA#	48,984
576	Acomo NV	11,153
101	Adyen NV*,#	130,075
11,005	Aegon Ltd.	63,758
4,173	Aegon Ltd., Registered†	24,037
1,218	Akzo Nobel NV	100,604
292	Alfen NV†,*,#	19,431
3,191	Allfunds Group PLC	22,633
580	AMG Critical Materials NV	14,611
923	Aperam SA†	33,503
1,347	Arcadis NV	72,626
2,831	ArcelorMittal SA	80,242
316	ASM International NV	163,941
1,963	ASML Holding NV	1,477,281
440	ASML Holding NV, Registered	333,045
2,907	ASR Nederland NV	137,032
1,729	Basic-Fit NV†,*,#	53,750
506	BE Semiconductor Industries NV	76,221
1,433	Coca-Cola Europacific Partners PLC	95,234
988	Corbion NV	21,138
954	CTP NV#	16,092
691	Flow Traders Ltd.	13,700
2,215	Fugro NV*	42,401
1,467	Heineken NV	148,896
541	IMCD NV	94,095
16,312	ING Groep NV	243,571
2,380	InPost SA*	32,882
1,082	JDE Peet's NV	29,097

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Netherlands (Continued)
9,384	Koninklijke Ahold Delhaize NV	$269,502
7,677	Koninklijke BAM Groep NV	20,493
1,262	Koninklijke Heijmans NV, CVA	16,885
26,433	Koninklijke KPN NV	90,985
3,646	Koninklijke Philips NV	84,867
1,756	Koninklijke Philips NV†,*	40,968
1,604	Koninklijke Vopak NV	53,901
198	Nedap NV	13,989
2,998	NN Group NV	118,320
2,076	OCI NV	60,137
17,809	Pharming Group NV*	20,270
14,292	PostNL NV†	22,294
2,936	Prosus NV	87,464
1,154	Randstad NV	72,259
2,766	SBM Offshore NV	38,016
2,800	Signify NV#	93,721
839	Sligro Food Group NV	14,690
799	TKH Group NV	34,841
1,381	TomTom NV†,*	9,734
4,775	Universal Music Group NV	136,054
739	Van Lanschot Kempen NV	22,965
2,463	Wolters Kluwer NV	349,939
		5,370,321
	New Zealand—0.3%
5,589	a2 Milk Co. Ltd.†,*	16,252
45,960	Air New Zealand Ltd.	18,449
11,996	Arvida Group Ltd.	8,342
6,449	Auckland International Airport Ltd.	35,875
12,705	Channel Infrastructure NZ Ltd.	11,646
7,155	Chorus Ltd.†	35,551
5,950	Contact Energy Ltd.	30,128
1,200	EBOS Group Ltd.†	26,929
2,561	Fisher & Paykel Healthcare Corp. Ltd.	38,207
9,814	Fletcher Building Ltd.	29,655
3,784	Freightways Group Ltd.	20,332
12,901	Genesis Energy Ltd.	20,429
13,946	Heartland Group Holdings Ltd.†	13,048
4,880	Infratil Ltd.	30,941
21,719	KMD Brands Ltd.	10,297
647	Mainfreight Ltd.†	28,344
5,585	Mercury NZ Ltd.	23,302
5,888	Meridian Energy Ltd.	20,620
12,393	Oceania Healthcare Ltd.	5,954
Shares		Value (Note 1)
	New Zealand (Continued)
1,991	Port of Tauranga Ltd.	$7,048
684	Restaurant Brands New Zealand Ltd.	1,721
7,473	Ryman Healthcare Ltd.*	27,872
2,832	Skellerup Holdings Ltd.†	9,023
6,026	SKY Network Television Ltd.	10,514
18,375	SKYCITY Entertainment Group Ltd.	21,141
7,885	Spark New Zealand Ltd.	25,820
4,225	Summerset Group Holdings Ltd.	27,376
7,097	Vector Ltd.	16,734
5,190	Warehouse Group Ltd.	5,282
		576,832
	Norway—0.8%
21,108	ABG Sundal Collier Holding ASA	14,128
2,559	Adevinta ASA*	28,310
511	AF Gruppen ASA	6,247
204	Aker ASA, Class A	13,373
3,584	Aker BP ASA	104,240
4,348	Aker Solutions ASA	17,983
1,456	Atea ASA	18,515
758	Atlantic Sapphire ASA*	120
2,299	Austevoll Seafood ASA	16,779
11,411	B2 Impact ASA	8,255
438	Bakkafrost P/F	22,935
621	Bluenord ASA*	30,409
480	Bonheur ASA	11,433
2,956	Borr Drilling Ltd.†,*	21,756
1,580	Borregaard ASA	26,655
1,681	Bouvet ASA	10,076
1,469	BW Energy Ltd.*	3,904
2,559	BW LPG Ltd.#	38,108
5,362	BW Offshore Ltd.	11,832
968	Crayon Group Holding ASA*,#	8,070
5,372	DNB Bank ASA	114,209
12,792	DNO ASA	12,679
6,672	Elkem ASA#	13,896
745	Entra ASA#	8,462
8,062	Equinor ASA	255,630
4,440	Europris ASA#	33,541
1,012	FLEX LNG Ltd.	29,723
1,736	Frontline PLC	34,669
1,401	Gjensidige Forsikring ASA	25,855
2,309	Golden Ocean Group Ltd.	22,368
768	Grieg Seafood ASA	5,163
3,883	Hafnia Ltd.	26,830

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Norway (Continued)
2,715	Hexagon Composites ASA*	$7,718
931	Hexagon Purus ASA*	1,021
2,783	Hoegh Autoliners ASA	25,269
3,798	Kitron ASA	12,523
391	Kongsberg Gruppen ASA	17,911
7,739	Leroy Seafood Group ASA	31,870
15,523	LINK Mobility Group Holding ASA*	27,746
2,023	Mowi ASA	36,239
6,935	MPC Container Ships ASA	9,095
14,484	NEL ASA*	9,822
864	Nordic Semiconductor ASA*	10,715
11,734	Norsk Hydro ASA	78,997
5,255	Norske Skog ASA#	21,413
23,135	Norwegian Air Shuttle ASA*	24,410
5,186	Odfjell Drilling Ltd.	20,111
864	Odfjell Technology Ltd.	4,720
6,202	OKEA ASA	16,238
973	Okeanis Eco Tankers Corp.*,#	25,810
4,229	Orkla ASA	32,817
43,866	PGS ASA*	36,984
1,686	Protector Forsikring ASA	29,870
397	Salmar ASA	22,242
4,491	Scatec ASA#	36,313
614	Schibsted ASA, Class A	17,683
840	Schibsted ASA, Class B	22,869
6,053	Shelf Drilling Ltd.*,#	17,277
1,208	Sparebank 1 Oestlandet	15,766
1,083	SpareBank 1 Sorost-Norge	6,822
1,199	SpareBank 1 SR-Bank ASA	15,212
580	Stolt-Nielsen Ltd.	17,783
4,328	Storebrand ASA	38,356
2,103	Subsea 7 SA	30,676
3,478	Telenor ASA	39,915
2,114	TGS ASA	27,507
1,776	TOMRA Systems ASA	21,580
5,444	Var Energi ASA	17,232
1,273	Veidekke ASA	12,805
2,083	Wallenius Wilhelmsen ASA	18,247
388	Wilh Wilhelmsen Holding ASA, Class A	13,920
1,244	Yara International ASA	44,226
		1,913,883
Shares		Value (Note 1)
	Portugal—0.2%
3,185	Altri SGPS SA†	$16,174
136,257	Banco Comercial Portugues SA, Class R*	41,275
976	Corticeira Amorim SGPS SA†	9,848
2,841	CTT-Correios de Portugal SA	10,946
14,431	EDP—Energias de Portugal SA	72,566
1,832	EDP Renovaveis SA	37,466
5,216	Galp Energia SGPS SA†	76,814
1,062	Greenvolt-Energias Renovaveis SA†,*	9,590
2,370	Jeronimo Martins SGPS SA	60,281
7,098	Mota-Engil SGPS SA	31,030
5,953	Navigator Co. SA†	23,317
8,146	NOS SGPS SA†	28,777
10,709	REN—Redes Energeticas Nacionais SGPS SA†	27,487
20,529	Sonae SGPS SA	20,499
		466,070
	Singapore—0.7%
4,200	AEM Holdings Ltd.†	11,011
26,296	Capitaland India Trust	22,714
14,300	CapitaLand Investment Ltd.	34,240
9,400	City Developments Ltd.	47,365
23,400	ComfortDelGro Corp. Ltd.	24,823
11,122	DBS Group Holdings Ltd.	281,558
3,900	DFI Retail Group Holdings Ltd.	9,360
18,300	First Resources Ltd.	19,829
23,100	Frencken Group Ltd.	23,629
35,400	Genting Singapore Ltd.	26,823
132,400	Golden Agri-Resources Ltd.	26,084
800	Great Eastern Holdings Ltd.	10,669
11,200	GuocoLand Ltd.	12,560
2,600	Haw Par Corp. Ltd.	19,208
3,200	Hong Leong Finance Ltd.	6,062
7,200	Hongkong Land Holdings Ltd.	25,056
192,400	Hutchison Port Holdings Trust	28,475
1,900	iFAST Corp. Ltd.	11,820
1,700	Jardine Cycle & Carriage Ltd.	38,335
7,500	Keppel Corp. Ltd.	40,178
60,455	Keppel Infrastructure Trust	22,904
1,500	Keppel REIT	1,057
12,300	Nanofilm Technologies International Ltd.†	8,528
46,800	Netlink NBN Trust	29,787

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Singapore (Continued)
8,300	Olam Group Ltd.	$6,541
14,139	Oversea-Chinese Banking Corp. Ltd.	139,274
25,200	Raffles Medical Group Ltd.	20,622
2,823	SATS Ltd.*	5,882
442,537	Seatrium Ltd.*	39,568
10,100	Sembcorp Industries Ltd.	40,637
19,200	Sheng Siong Group Ltd.	23,277
7,299	Singapore Airlines Ltd.	36,281
7,100	Singapore Exchange Ltd.	52,883
32,900	Singapore Post Ltd.	11,841
13,200	Singapore Technologies Engineering Ltd.	38,907
17,800	Singapore Telecommunications Ltd.	33,314
22,000	StarHub Ltd.	18,503
5,192	Straits Trading Co. Ltd.	7,121
9,500	UMS Holdings Ltd.	9,646
10,200	United Overseas Bank Ltd.	219,883
6,300	UOL Group Ltd.	29,978
4,400	Venture Corp. Ltd.	45,375
23,900	Wilmar International Ltd.	64,651
15,000	Wing Tai Holdings Ltd.	14,662
23,500	Yangzijiang Shipbuilding Holdings Ltd.	26,532
		1,667,453
	Spain—1.6%
418	Acciona SA	61,511
2,509	Acerinox SA	29,512
2,496	ACS Actividades de Construccion y Servicios SA†	110,659
462	Aena SME SA#	83,695
1,188	Almirall SA	11,049
3,505	Amadeus IT Group SA	251,043
2,480	Applus Services SA	27,378
5,985	Atresmedia Corp. de Medios de Comunicacion SA†	23,746
48,215	Banco Bilbao Vizcaya Argentaria SA	437,845
9,155	Banco Bilbao Vizcaya Argentaria SA, ADR	83,402
65,963	Banco de Sabadell SA	81,049
67,534	Banco Santander SA	281,778
14,954	Bankinter SA†	95,683
26,070	CaixaBank SA	107,234
2,453	Cellnex Telecom SA#	96,567
Shares		Value (Note 1)
	Spain (Continued)
796	Cia de Distribucion Integral Logista Holdings SA	$21,512
861	CIE Automotive SA	24,447
318	Construcciones y Auxiliar de Ferrocarriles SA†	11,444
1,292	Corp. ACCIONA Energias Renovables SA	40,051
1,692	Ebro Foods SA†	28,990
986	Elecnor SA	21,280
3,876	Enagas SA†	65,318
7,602	Ence Energia y Celulosa SA†	23,767
3,205	Endesa SA†	65,314
4,660	Ercros SA†	13,581
10,352	Faes Farma SA	36,113
823	Ferrovial SE	30,000
1,842	Fluidra SA	38,331
9,277	Gestamp Automocion SA#	35,927
4,339	Global Dominion Access SA#	16,095
1,891	Grifols SA*	32,263
705	Grupo Catalana Occidente SA	24,049
18,693	Iberdrola SA	244,951
2,164	Indra Sistemas SA†	33,445
6,499	Industria de Diseno Textil SA	282,893
349	Laboratorios Farmaceuticos Rovi SA	23,194
5,075	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros†	4,768
19,051	Mapfre SA†	40,864
4,190	Melia Hotels International SA†,*	27,568
1,262	Naturgy Energy Group SA	37,616
1,960	Neinor Homes SA#	22,849
145	Pharma Mar SA†	6,576
2,459	Prosegur Compania de Seguridad SA	4,778
2,599	Redeia Corp. SA	42,779
16,433	Repsol SA	243,999
11,322	Sacyr SA	39,072
1,856	Solaria Energia y Medio Ambiente SA†,*	38,131
58,157	Telefonica SA†	226,891
5,440	Telefonica SA, ADR†	21,216
3,839	Tubacex SA	14,833
21,017	Unicaja Banco SA†,#	20,650
474	Vidrala SA	49,083
742	Viscofan SA†	43,905
		3,780,694

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Sweden—2.2%
984	AAK AB	$21,932
1,552	AcadeMedia AB#	7,955
3,422	AddLife AB, Class B	37,117
3,120	AddNode Group AB†	26,387
1,249	AddTech AB, Class B	27,417
1,712	AFRY AB	23,713
741	Alfa Laval AB	29,637
1,866	Alimak Group AB#	15,189
1,793	Alleima AB	13,621
510	Alligo AB, Class B	6,270
4,107	Ambea AB#	21,419
556	Annehem Fastigheter AB, Class B*	935
313	AQ Group AB	15,734
3,735	Arjo AB, Class B	14,590
3,136	Assa Abloy AB, Class B	90,261
11,688	Atlas Copco AB, Class A	201,115
7,880	Atlas Copco AB, Class B	116,723
810	Atrium Ljungberg AB, Class B	18,567
3,696	Attendo AB*,#	13,229
1,217	Avanza Bank Holding AB†	28,175
1,245	Axfood AB	33,699
1,079	Beijer Alma AB	20,326
1,530	Beijer Ref AB†	20,464
808	Bergman & Beving AB	14,708
2,259	Betsson AB, Class B	24,301
791	Better Collective AS†,*	20,116
1,218	Bilia AB, Class A	16,254
3,167	Billerud Aktiebolag	32,153
601	BioArctic AB†,*,#	15,957
1,495	BioGaia AB, Class B	15,000
981	Biotage AB	13,004
3,089	Boliden AB	96,320
1,253	Bonava AB, Class B†,*	1,631
1,975	Boozt AB*,#	26,494
2,967	Bravida Holding AB#	23,842
670	Bufab AB	25,668
1,399	Bure Equity AB	39,642
3,952	Byggmax Group AB*	14,866
381	Camurus AB*	20,323
2,626	Castellum AB*	37,310
447	Catena AB†	20,892
660	Cellavision AB	13,873
1,045	Cibus Nordic Real Estate AB publ†	13,873
855	Clas Ohlson AB, Class B	13,394
Shares		Value (Note 1)
	Sweden (Continued)
7,868	Cloetta AB, Class B	$14,291
1,066	Concentric AB	18,982
1,370	Coor Service Management Holding AB#	5,925
14,402	Corem Property Group AB, Class B†	15,164
2,643	Dios Fastigheter AB	22,693
3,369	Dometic Group AB#	30,102
11,292	Dustin Group AB†,*,#	10,972
736	Elanders AB, Class B	7,005
1,713	Electrolux AB, Class B*	18,360
3,376	Electrolux Professional AB, Class B	18,410
4,884	Elekta AB, Class B	39,862
8,427	Embracer Group AB†,*	22,855
2,293	Engcon AB†	21,211
1,864	Epiroc AB, Class A	37,369
1,782	Epiroc AB, Class B	31,166
689	Essity AB, Class A	16,976
4,300	Essity AB, Class B	106,583
1,051	Evolution AB#	125,273
1,567	Fabege AB†	16,810
2,158	Fagerhult Group AB	14,121
6,378	Fastighets AB Balder, Class B†,*	45,226
79	Fenix Outdoor International AG	6,062
3,690	Fortnox AB	22,054
703	GARO AB†	3,033
1,600	Getinge AB, Class B	35,582
1,494	Granges AB	17,183
4,237	H & M Hennes & Mauritz AB, Class B	74,195
888	Hemnet Group AB	21,253
3,499	Hexagon AB, Class B	41,959
4,181	Hexatronic Group AB†	11,325
3,325	Hexpol AB	40,219
366	HMS Networks AB	18,050
3,175	Hoist Finance AB*,#	11,695
833	Holmen AB, Class B	35,158
690	Hufvudstaden AB, Class A	9,721
2,602	Husqvarna AB, Class B†	21,407
1,077	Indutrade AB	27,955
1,465	Instalco AB	5,941
2,972	International Petroleum Corp.*	35,772
1,692	Intrum AB†	11,706
649	INVISIO AB	12,586

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Sweden (Continued)
2,675	Inwido AB	$35,857
1,080	JM AB†	19,006
1,933	Karnov Group AB*	10,637
2,288	Kindred Group PLC, SDR	21,160
512	KNOW IT AB	7,950
2,602	Lagercrantz Group AB, Class B	34,853
1,864	Lifco AB, Class B	45,685
374	Lime Technologies AB	10,995
1,567	Lindab International AB	30,933
981	Loomis AB	26,028
641	Medcap AB*	21,449
1,134	Medicover AB, Class B	16,876
2,179	MEKO AB	23,635
2,979	Millicom International Cellular SA, SDR*	53,238
302	MIPS AB	10,914
1,742	Modern Times Group MTG AB, Class B*	14,879
510	Momentum Group AB	6,599
1,828	Munters Group AB#	29,633
1,021	Mycronic AB	29,093
2,840	NCAB Group AB†	20,626
1,536	NCC AB, Class B†	19,128
1,296	New Wave Group AB, Class B†	13,091
5,005	Nibe Industrier AB, Class B	35,133
3,170	Nobia AB*	3,457
3,940	Nolato AB, Class B	20,665
1,234	Nordic Waterproofing Holding AB	20,114
1,918	Nordnet AB publ	32,518
3,057	Norion Bank AB*	13,139
474	Note AB*	6,979
1,681	Nyfosa AB†	15,975
1,014	OEM International AB, Class B	10,596
1,353	Orron Energy ab†,*	1,068
1,559	OX2 AB*	8,478
609	Pandox AB	9,081
6,582	Peab AB, Class B	37,263
1,578	Platzer Fastigheter Holding AB, Class B	13,173
4,394	Ratos AB, Class B	15,718
774	Rejlers AB	9,401
5,625	Resurs Holding AB#	13,318
528	Saab AB, Class B	31,808
1,598	Sagax AB, Class B	43,950
Shares		Value (Note 1)
	Sweden (Continued)
6,434	Samhallsbyggnadsbolaget i Norden AB†	$3,230
3,225	Sandvik AB	69,737
2,495	Scandi Standard AB	14,224
2,471	Scandic Hotels Group AB†,*,#	11,373
609	Sdiptech AB, Class B*	16,291
1,030	Sectra AB, Class B†	18,408
2,362	Securitas AB, Class B	23,086
10,448	Sinch AB†,*,#	38,856
13,385	Skandinaviska Enskilda Banken AB, Class A	184,199
2,462	Skanska AB, Class B	44,512
426	SKF AB, Class A	8,574
2,848	SKF AB, Class B	56,841
1,180	SkiStar AB†	14,004
562	Solid Forsakring AB	3,549
4,349	SSAB AB, Class A	33,064
7,406	SSAB AB, Class B	56,598
9,462	Stillfront Group AB*	11,417
3,118	Svenska Cellulosa AB SCA, Class B	46,711
6,847	Svenska Handelsbanken AB, Class A	74,301
1,170	Sweco AB, Class B	15,672
3,365	Swedbank AB, Class A	67,827
1,127	Swedish Orphan Biovitrum AB*	29,834
2,312	Systemair AB	18,040
6,025	Tele2 AB, Class B	51,696
1,292	Telefonaktiebolaget LM Ericsson, Class A	8,173
30,732	Telefonaktiebolaget LM Ericsson, Class B	192,295
37,490	Telia Co. AB	95,639
1,057	Thule Group AB#	28,767
836	Trelleborg AB, Class B	27,983
353	Troax Group AB	8,666
6,750	Truecaller AB, Class B†,*	23,336
700	Viaplay Group AB†,*	359
471	Vitec Software Group AB, Class B	27,342
2,100	Vitrolife AB	40,538
2,398	Volvo AB, Class A	63,480
16,251	Volvo AB, Class B	421,660
7,017	Volvo Car AB, Class B*	22,652
1,622	Wallenstam AB, Class B	8,797
2,008	Wihlborgs Fastigheter AB	18,764
		5,150,902

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Switzerland—5.5%
12,787	ABB Ltd., Registered	$567,095
1,684	Accelleron Industries AG	52,579
3,006	Adecco Group AG, Registered	147,503
3,117	Alcon, Inc.	243,282
362	Allreal Holding AG, Registered	64,734
137	ALSO Holding AG, Registered	40,886
19,322	ams-OSRAM AG*	48,566
47	APG SGA SA	10,226
1,914	Arbonia AG†	21,915
24,513	Aryzta AG*	45,234
590	Ascom Holding AG, Registered†	5,766
148	Autoneum Holding AG†,*	24,002
2,191	Avolta AG*	86,176
765	Baloise Holding AG, Registered	119,882
58	Banque Cantonale de Geneve, Bearer Shares	15,516
362	Banque Cantonale Vaudoise, Registered	46,700
55	Barry Callebaut AG, Registered	92,795
247	Basilea Pharmaceutica AG, Registered*	10,367
131	Belimo Holding AG, Registered	72,240
35	Bell Food Group AG, Registered	10,570
276	Bellevue Group AG†	8,040
76	Berner Kantonalbank AG, Registered†	21,326
156	BKW AG	27,730
127	Bossard Holding AG, Registered Class A	33,371
147	Bucher Industries AG, Registered	61,733
68	Burckhardt Compression Holding AG	40,992
137	Burkhalter Holding AG	15,100
40	Bystronic AG	22,662
262	Calida Holding AG, Registered	9,159
456	Cembra Money Bank AG	35,567
1	Chocoladefabriken Lindt & Spruengli AG, Registered	121,277
2,284	Cie Financiere Richemont SA, Registered Class A	314,337
79	Cie Financiere Tradition SA, Bearer Shares	11,084
5,039	Clariant AG, Registered	74,412
205	Coltene Holding AG, Registered	17,452
95	Comet Holding AG, Registered	29,955
Shares		Value (Note 1)
	Switzerland (Continued)
148	COSMO Pharmaceuticals NV	$8,957
98	CPH Chemie & Papier Holding AG, Registered	9,904
93	Daetwyler Holding AG, Bearer Shares†	21,584
761	DKSH Holding AG	52,842
66	dormakaba Holding AG	35,627
967	DSM-Firmenich AG	98,212
1,608	EFG International AG	20,648
36	Emmi AG, Registered	38,994
44	EMS-Chemie Holding AG, Registered	35,627
338	Flughafen Zurich AG, Registered	70,570
30	Forbo Holding AG, Registered	37,596
647	Fundamenta Real Estate AG	12,924
1,125	Galenica AG#	97,311
3,121	GAM Holding AG*	1,453
1,986	GAM Holding AG CHF.05*,§	924
266	Geberit AG, Registered	170,470
1,909	Georg Fischer AG, Registered	138,684
34	Givaudan SA, Registered	140,843
566	Helvetia Holding AG, Registered	77,997
136	Hiag Immobilien Holding AG	12,904
3,415	Holcim AG	268,068
298	Huber & Suhner AG, Registered	24,094
547	Implenia AG, Registered	19,836
109	Ina Invest Holding AG*	2,261
36	Inficon Holding AG, Registered	51,621
12	Interroll Holding AG, Registered	38,095
16	Intershop Holding AG	11,700
110	Investis Holding SA†	12,765
2,012	Julius Baer Group Ltd.	112,794
80	Jungfraubahn Holding AG, Registered	15,219
169	Kardex Holding AG, Registered	43,805
90	Komax Holding AG, Registered	21,455
440	Kuehne & Nagel International AG, Registered	151,610
580	Landis+Gyr Group AG	52,411
13	LEM Holding SA, Registered	32,073
167	Liechtensteinische Landesbank AG†	13,125
449	Logitech International SA, Registered†	42,682
476	Logitech International SA, Registered	45,141

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Switzerland (Continued)
355	Lonza Group AG, Registered	$149,294
367	Luzerner Kantonalbank AG, Registered†	31,418
103	Medacta Group SA#	15,382
636	Medmix AG#	14,368
9	Metall Zug AG, Registered Class B	16,319
1,480	Mobilezone Holding AG, Registered†	24,143
165	Mobimo Holding AG, Registered	51,204
12,820	Nestle SA, Registered	1,486,330
309	Novartis AG, ADR	31,200
9,049	Novartis AG, Registered	913,131
4,832	OC Oerlikon Corp. AG, Registered	21,809
136	Orior AG	11,659
190	Partners Group Holding AG	274,026
27	Phoenix Mecano AG, Registered*	13,933
500	PSP Swiss Property AG, Registered	69,913
78	Rieter Holding AG, Registered	8,356
5,519	Roche Holding AG	1,604,418
298	Roche Holding AG, Bearer Shares†	92,619
200	Romande Energie Holding SA, Registered	13,079
2,886	Sandoz Group AG*	92,854
486	Sandoz Group AG, ADR†,*	15,557
254	Schindler Holding AG, Registered	60,250
25	Schweiter Technologies AG	15,427
273	Sensirion Holding AG†,*,#	27,071
423	SFS Group AG	52,407
1,132	SGS SA, Registered	97,634
117	Siegfried Holding AG, Registered	119,567
2,478	SIG Group AG	57,011
455	Sika AG, Registered	148,069
194	SKAN Group AG	18,638
2,142	Softwareone Holding AG	41,768
440	Sonova Holding AG, Registered	143,554
68	St. Galler Kantonalbank AG, Registered	39,738
1,501	Stadler Rail AG	54,040
554	Straumann Holding AG, Registered	89,320
497	Sulzer AG, Registered	50,761
232	Swatch Group AG, Bearer Shares	63,058
534	Swatch Group AG, Registered	27,968
208	Swiss Life Holding AG, Registered	144,429
1,371	Swiss Prime Site AG, Registered	146,465
Shares		Value (Note 1)
	Switzerland (Continued)
1,902	Swiss Re AG	$213,844
339	Swisscom AG, Registered	203,952
247	Swissquote Group Holding SA, Registered	60,087
853	Temenos AG, Registered	79,331
174	TX Group AG	24,992
276	u-blox Holding AG†	32,783
13,387	UBS Group AG, Registered	415,434
1,464	UBS Group AG, Registered†	45,238
335	Valiant Holding AG, Registered	37,999
310	VAT Group AG#	155,359
23	Vaudoise Assurances Holding SA	12,033
400	Vetropack Holding AG, Registered	18,596
540	Vontobel Holding AG, Registered	34,992
77	VP Bank AG, Class A	8,020
219	VZ Holding AG†	25,570
106	Walliser Kantonalbank, Registered	13,738
6	Warteck Invest AG, Registered	13,198
59	Ypsomed Holding AG, Registered	21,256
104	Zehnder Group AG, Registered	6,616
6	Zug Estates Holding AG, Class B	11,450
2	Zuger Kantonalbank AG, Brearer Shares	17,977
712	Zurich Insurance Group AG	372,148
		12,785,857
	United Kingdom—9.0%
7,312	3i Group PLC	225,643
533	4imprint Group PLC	31,048
2,172	888 Holdings PLC*	2,645
38,071	abrdn PLC	86,694
2,939	Accesso Technology Group PLC†,*	21,653
2,058	Admiral Group PLC	70,407
3,336	Advanced Medical Solutions Group PLC	8,823
1,488	AG Barr PLC	9,730
13,183	Airtel Africa PLC#	21,878
6,044	AJ Bell PLC	24,113
12,432	Alliance Pharma PLC†	6,418
5,090	Anglo American PLC	127,852
2,371	Antofagasta PLC	50,758
8,120	Ascential PLC*	30,367
8,024	Ashmore Group PLC	22,788
5,344	Ashtead Group PLC	372,057
355	ASOS PLC†,*	1,926

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	United Kingdom (Continued)
2,093	Associated British Foods PLC	$63,148
4,772	AstraZeneca PLC	644,759
2,154	AstraZeneca PLC, ADR	145,072
2,563	Atalaya Mining PLC	11,794
1,309	Auction Technology Group PLC*	8,710
10,185	Auto Trader Group PLC#	93,654
13,571	Aviva PLC	75,196
835	Avon Rubber PLC	9,047
12,233	B&M European Value Retail SA	87,351
10,618	Babcock International Group PLC	53,460
9,839	BAE Systems PLC	139,271
9,792	Balfour Beatty PLC	41,338
897	Bank of Georgia Group PLC	45,449
89,247	Barclays PLC	174,938
3,662	Barclays PLC, ADR	28,857
10,368	Barratt Developments PLC	74,351
9,934	Beazley PLC	66,098
2,110	Bellway PLC	69,067
733	Berkeley Group Holdings PLC	43,801
2,271	Bloomsbury Publishing PLC	13,605
2,945	Bodycote PLC	22,317
8,370	boohoo Group PLC†,*	4,375
163,993	BP PLC	974,411
3,943	BP PLC, ADR	139,582
5,382	Breedon Group PLC	24,834
5,028	Bridgepoint Group PLC#	17,894
8,259	British American Tobacco PLC	241,655
773	British American Tobacco PLC, ADR	22,641
4,032	Britvic PLC	43,197
414	Brooks Macdonald Group PLC	10,290
97,861	BT Group PLC†	154,177
1,635	Bunzl PLC	66,481
4,608	Burberry Group PLC	83,170
3,634	Burford Capital Ltd.	56,187
5,366	Bytes Technology Group PLC	41,859
11,474	C&C Group PLC	22,318
40,000	Capita PLC*	11,217
3,477	Capricorn Energy PLC	7,517
7,460	Card Factory PLC*	10,251
510	Carnival PLC*	8,535
21,596	Centamin PLC	27,445
6,675	Central Asia Metals PLC	15,383
69,096	Centrica PLC	123,875
3,018	Chemring Group PLC	13,483
2,609	Chesnara PLC	8,696
Shares		Value (Note 1)
	United Kingdom (Continued)
577	Clarkson PLC	$23,278
2,800	Close Brothers Group PLC	28,338
3,114	CMC Markets PLC#	4,168
33,791	Coats Group PLC	33,337
1,369	Coca-Cola HBC AG	40,222
5,327	Compass Group PLC	145,715
1,286	Computacenter PLC	45,766
16,230	ConvaTec Group PLC#	50,519
1,008	Cranswick PLC	48,927
4,845	Crest Nicholson Holdings PLC	13,414
6,842	CRH PLC	472,421
549	Croda International PLC	35,339
21,706	Currys PLC*	13,972
914	CVS Group PLC	19,607
2,919	Darktrace PLC*	13,644
1,019	DCC PLC	75,049
2,945	De La Rue PLC*	3,240
10,115	Deliveroo PLC*,#	16,452
6,669	DFS Furniture PLC	10,354
12,494	Diageo PLC	454,832
335	Diploma PLC	15,295
20,487	Direct Line Insurance Group PLC*	47,514
1,383	DiscoverIE Group PLC	13,926
1,714	Diversified Energy Co. PLC	24,360
7,529	Domino's Pizza Group PLC	36,161
8,792	dotdigital group PLC	11,083
10,696	Dowlais Group PLC	14,568
7,369	Dr Martens PLC	8,322
8,912	Drax Group PLC	55,628
24,266	DS Smith PLC	95,050
2,804	Dunelm Group PLC	39,208
2,569	easyJet PLC*	16,700
5,917	Ecora Resources PLC†	7,572
13,055	Elementis PLC*	21,233
2,131	Energean PLC	28,358
74,403	EnQuest PLC*	14,302
3,847	Entain PLC	48,751
7,801	Esken Ltd.*	120
5,759	Essentra PLC	12,450
3,432	Evraz PLC*	—
5,204	Experian PLC	212,398
1,729	FDM Group Holdings PLC	10,105
5,122	Ferrexpo PLC*	5,892
1,189	Fevertree Drinks PLC	15,898
20,184	Firstgroup PLC†	45,023

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	United Kingdom (Continued)
4,050	Forterra PLC#	$9,127
3,491	Frasers Group PLC*	40,515
2,026	Fresnillo PLC	15,350
1,255	Fuller Smith & Turner PLC, Class A	10,430
1,310	Fund Technologies PLC*	19,203
2,410	Future PLC	24,437
2,798	Galliford Try Holdings PLC	8,025
603	Games Workshop Group PLC	75,862
1,706	Gamma Communications PLC	24,485
5,050	GB Group PLC	17,637
6,960	Genel Energy PLC†	6,804
2,857	Genuit Group PLC	14,694
882	Georgia Capital PLC*	11,490
115,290	Glencore PLC	693,772
3,132	Grafton Group PLC, CDI	36,373
14,240	Grainger PLC	47,991
27,394	Greencore Group PLC*	33,678
1,534	Greggs PLC	50,877
28,836	GSK PLC	533,033
5,559	GSK PLC, ADR	206,017
9,789	Gulf Keystone Petroleum Ltd.†	16,109
4,549	Gym Group PLC*,#	6,158
8,266	Haleon PLC	33,890
6,271	Halfords Group PLC	15,931
2,084	Halma PLC	60,672
4,078	Harbour Energy PLC	16,041
5,962	Hargreaves Lansdown PLC	55,780
21,097	Hays PLC	29,365
1,995	Headlam Group PLC	5,493
3,050	Helical PLC	8,611
7,460	Helios Towers PLC*	8,463
3,074	Henry Boot PLC	8,150
1,549	Hikma Pharmaceuticals PLC	35,323
1,312	Hill & Smith PLC	31,908
2,081	Hilton Food Group PLC	21,220
5,520	Hiscox Ltd.	74,160
5,513	Hochschild Mining PLC*	7,526
3,986	Hollywood Bowl Group PLC	15,547
9,916	Howden Joinery Group PLC	102,834
74,868	HSBC Holdings PLC	606,461
6,571	HSBC Holdings PLC, ADR†	266,388
3,532	Hunting PLC	13,304
4,879	Ibstock PLC#	9,422
13,192	IDOX PLC	11,586
7,234	IG Group Holdings PLC	70,585
Shares		Value (Note 1)
	United Kingdom (Continued)
2,433	IMI PLC	$52,225
910	Impax Asset Management Group PLC†	6,380
10,186	Imperial Brands PLC	234,548
6,599	Inchcape PLC	60,184
2,109	Indivior PLC*	31,856
6,450	Informa PLC	64,226
3,740	IntegraFin Holdings PLC	14,454
917	InterContinental Hotels Group PLC	82,872
1,597	Intermediate Capital Group PLC	34,209
10,061	International Consolidated Airlines Group SA*	19,878
10,685	International Distributions Services PLC*	37,059
4,161	International Personal Finance PLC	6,312
1,532	Intertek Group PLC	82,914
6,648	Investec PLC	45,064
3,042	iomart Group PLC	5,909
35,770	IP Group PLC	26,490
25,606	IQE PLC†,*	7,996
76,787	ITV PLC	61,936
9,541	IWG PLC*	23,022
19,557	J. Sainsbury PLC	75,433
2,074	J.D. Wetherspoon PLC*	21,427
1,083	James Fisher & Sons PLC*	4,252
3,618	James Halstead PLC†	9,408
16,601	JD Sports Fashion PLC	35,116
1,084	JET2 PLC	17,258
10,403	John Wood Group PLC*	22,821
2,977	Johnson Matthey PLC	64,414
7,194	Johnson Service Group PLC	12,984
8,912	Jupiter Fund Management PLC	10,610
2,148	Just Eat Takeaway.com NV†,*,#	33,298
30,973	Just Group PLC	33,913
1,680	Kainos Group PLC	23,962
1,556	Keller Group PLC	17,454
552	Keywords Studios PLC†	11,694
11,122	Kier Group PLC*	15,197
16,947	Kingfisher PLC	52,556
4,919	Lancashire Holdings Ltd.	39,125
9,246	Learning Technologies Group PLC	9,546
47,713	Legal & General Group PLC	152,712
1,556	Liontrust Asset Management PLC	12,495
399,205	Lloyds Banking Group PLC	242,771
30,105	Lloyds Banking Group PLC, ADR	71,951

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	United Kingdom (Continued)
761	London Stock Exchange Group PLC	$89,959
3,033	LSL Property Services PLC	9,974
13,116	M&G PLC	37,182
25,098	Man Group PLC	74,411
32,319	Marks & Spencer Group PLC	112,216
1,885	Marshalls PLC	6,713
18,395	Marston's PLC*	7,925
11,392	Me Group International PLC	18,151
3,805	Mears Group PLC	15,035
10,696	Melrose Industries PLC	77,357
8,089	Mitchells & Butlers PLC*	26,581
24,076	Mitie Group PLC	30,474
150	MJ Gleeson PLC	927
10,029	Mobico Group PLC	10,815
5,425	Mondi PLC	106,318
8,246	Moneysupermarket.com Group PLC	29,451
7,506	Morgan Advanced Materials PLC	27,076
1,378	Morgan Sindall Group PLC	38,906
765	Mortgage Advice Bureau Holdings Ltd.	7,996
1,086	MP Evans Group PLC†	10,244
5,761	National Grid PLC	77,692
1,709	National Grid PLC, ADR†	116,195
25,535	NatWest Group PLC	71,411
15,508	NatWest Group PLC, ADR†	87,310
5,311	NCC Group PLC	8,719
2,402	Next 15 Group PLC	25,473
1,187	Next PLC	122,826
5,427	Ninety One PLC	12,694
537	NMC Health PLC§,*	—
3,468	Ocado Group PLC*	33,525
4,680	On the Beach Group PLC*,#	10,439
8,824	OSB Group PLC	52,256
1,080	Oxford Instruments PLC	31,593
5,545	Pagegroup PLC	34,421
40,396	Pan African Resources PLC	8,681
5,714	Paragon Banking Group PLC	50,801
1,213	PayPoint PLC	8,040
4,475	Pearson PLC	54,999
41,805	Pendragon PLC*	17,212
3,518	Pennon Group PLC	33,699
5,332	Persimmon PLC	94,402
4,723	Petrofac Ltd.†,*	2,252
10,688	Pets at Home Group PLC	43,350
5,331	Phoenix Group Holdings PLC	36,368
Shares		Value (Note 1)
	United Kingdom (Continued)
3,157	Playtech PLC*	$18,052
2,017	Plus500 Ltd.	42,755
1,124	Polar Capital Holdings PLC	6,676
14,328	Premier Foods PLC	24,765
7,055	Prudential PLC	79,783
782	Prudential PLC, ADR	17,556
8,123	PureTech Health PLC*	20,107
5,219	PZ Cussons PLC	10,191
7,065	QinetiQ Group PLC	27,827
19,168	Quilter PLC#	25,117
956	Rathbones Group PLC	21,227
12,130	Reach PLC	11,581
3,623	Reckitt Benckiser Group PLC	250,299
6,125	Redde Northgate PLC	28,379
6,252	Redrow PLC	49,050
10,683	RELX PLC	423,491
610	RELX PLC, ADR†	24,193
2,776	Renew Holdings PLC	30,395
1,514	Renewi PLC*	12,332
428	Renishaw PLC	19,520
7,633	Rentokil Initial PLC	42,887
1,162	Ricardo PLC	7,258
10,136	Rightmove PLC	74,367
3,804	Rio Tinto PLC	283,265
1,675	Robert Walters PLC	9,501
42,704	Rolls-Royce Holdings PLC*	163,135
9,205	Rotork PLC	37,968
7,682	RS Group PLC	80,254
3,518	RWS Holdings PLC	11,246
4,500	S4 Capital PLC*	3,063
3,036	Sabre Insurance Group PLC#	5,859
948	Saga PLC*	1,762
3,736	Sage Group PLC	55,836
2,515	Savills PLC	31,064
5,215	Schroders PLC	28,577
5,266	Senior PLC	11,921
25,172	Serco Group PLC	52,011
4,307	Serica Energy PLC	12,605
11,630	Severfield PLC	9,428
1,639	Severn Trent PLC	53,879
41,803	Shell PLC	1,370,203
9,675	Shell PLC, ADR	636,615
9,302	SIG PLC†,*	3,960
33,155	Sirius Real Estate Ltd.	39,852
2,645	Smart Metering Systems PLC	31,692

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	United Kingdom (Continued)
2,913	Smith & Nephew PLC	$40,045
1,470	Smiths Group PLC	33,043
1,667	Softcat PLC	28,898
797	Spectris PLC	38,391
12,936	Speedy Hire PLC	5,425
336	Spirax-Sarco Engineering PLC	44,991
7,170	Spire Healthcare Group PLC#	20,700
10,386	Spirent Communications PLC	16,323
2,551	SSE PLC	60,350
11,406	SSP Group PLC*	34,137
4,597	St. James's Place PLC	40,056
15,119	Standard Chartered PLC	128,463
4,177	SThree PLC	22,255
3,024	Synthomer PLC†,*	7,312
5,495	Tate & Lyle PLC	46,158
33,295	Taylor Wimpey PLC	62,407
1,324	TBC Bank Group PLC	47,760
2,011	Telecom Plus PLC	41,321
48,227	Tesco PLC	178,578
25,894	THG PLC*	28,108
5,954	TI Fluid Systems PLC#	11,672
16,738	TP ICAP Group PLC	41,667
5,604	Travis Perkins PLC	59,188
2,759	Tremor International Ltd.*	7,174
2,958	TT Electronics PLC	5,889
42,736	Tullow Oil PLC†,*	21,201
4,191	Tyman PLC	16,801
7,731	Unilever PLC	374,287
4,797	United Utilities Group PLC	64,783
6,783	Vanquis Banking Group PLC	11,171
11,363	Vertu Motors PLC	10,284
5,245	Vesuvius PLC	32,171
863	Victrex PLC	16,742
1,479	Videndum PLC	6,561
Shares		Value (Note 1)
	United Kingdom (Continued)
20,342	Virgin Money U.K. PLC	$42,640
5,863	Vistry Group PLC	68,567
244,935	Vodafone Group PLC	214,049
3,200	Volex PLC	13,012
6,400	Volution Group PLC	35,372
3,542	Watches of Switzerland Group PLC*,#	31,987
5,138	Watkin Jones PLC	3,818
2,052	Weir Group PLC	49,343
1,764	WH Smith PLC	29,995
1,109	Whitbread PLC	51,681
5,006	Wickes Group PLC	9,067
3,672	Wincanton PLC	14,603
1,347	Wise PLC, Class A*	15,006
4,839	WPP PLC	46,445
930	XPS Pensions Group PLC	2,762
589	Young & Co's Brewery PLC, Class A†	8,183
		21,017,140
	United States—0.1%
1,592	ADTRAN Holdings, Inc.	11,969
770	Ferguson PLC	148,056
2,586	Newmont Corp., CDI	107,038
109	Noble Corp. PLC†	5,270
		272,333
	TOTAL COMMON STOCKS (Cost $144,395,015)	162,923,194
	AFFILIATED INVESTMENT COMPANY—28.6%
	United States—28.6%
2,971,460	DFA Emerging Markets Core Equity Portfolio, Class I‡‡ (Cost $58,263,971)	66,590,420
		Expiration Date
	WARRANTS—0.0%
	Canada—0.0%
122	Constellation Software, Inc.§,*	03/31/2040	0
	TOTAL WARRANTS (Cost $0)		0

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares			Value (Note 1)
	PREFERRED STOCKS—0.4%
	Germany—0.4%
666	Bayerische Motoren Werke AG, 9.48%		$66,134
608	Dr Ing hc F Porsche AG, 1.26%#		53,629
387	Draegerwerk AG & Co. KGaA, 0.37%		22,130
120	Einhell ermany AG, 1.76%		21,858
1,205	FUCHS SE, 2.66%		53,610
668	Henkel AG & Co. KGaA, 2.54%		53,730
949	Jungheinrich AG, 2.05%		34,803
917	Porsche Automobil Holding SE, 5.54%		46,891
213	Sartorius AG, 0.43%		78,349
491	Sixt SE, 9.14%		36,371
173	STO SE & Co. KGaA, 3.58%		26,699
2,512	Volkswagen AG, 7.84%		310,035
			804,239
	Italy—0.0%
1,392	Danieli & C Officine Meccaniche SpA, 1.52%		33,346
29,205	Telecom Italia SpA, 0.0%*		9,766
			43,112
	TOTAL PREFERRED STOCK (Cost $1,038,626)		847,351
		7-Day Yield
	SHORT-TERM INVESTMENTS—1.4%
3,223,110	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,223,110)††	5.40%	3,223,110
	TOTAL INVESTMENTS, AT VALUE—100.4% (Cost $206,920,722)		233,584,075
	Liabilities in Excess of Other Assets—(0.4)%		(874,138)
	NET ASSETS—100.0%		$232,709,937

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

†  Denotes all or a portion of security on loan. As of December 31, 2023, the market value of the securities on loan was $8,295,112 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $5,559,288.

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. As of December 31, 2023, the total value of the fair valued securities was $963.

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of securities exempt from registration under Rule 144A of the Securities Act of 1933 at December 30, 2023, amounts to approximately $3,726,092, and represents 1.60% of net assets.

‡‡  Affiliated issuer. Assets with a total aggregate market value of $66,590,420, or 28.6% of net assets, were affiliated with the Fund as of December 31, 2023 (Note 2).

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

At December 31, 2023, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Mutual Funds	28.6%
Banks	6.2%
Oil, Gas and Consumable Fuels	5.5%
Pharmaceuticals	3.8%
Metals and Mining	3.5%
Insurance	2.9%
Machinery	2.7%
Chemicals	2.5%
Semiconductors and Semiconductor Equipment	2.2%
Automobiles	2.0%
Capital Markets	1.9%
Food Products	1.8%
Textiles, Apparel and Luxury Goods	1.7%
Consumer Staples Distribution & Retail	1.5%
Diversified Telecommunication Services	1.4%
Real Estate Management and Development	1.4%
Professional Services	1.3%
Trading Companies and Distributors	1.3%
Construction and Engineering	1.2%
Electronic Equipment, Instruments & Components	1.2%
Hotels, Restaurants & Leisure	1.2%
Household Durables	1.2%
Automobile Components	1.1%
Specialty Retail	1.1%
Electric Utilities	1.0%
Health Care Equipment and Supplies	1.0%
Building Products	0.9%
Electrical Equipment	0.9%
IT Services	0.9%
Software	0.9%
Beverages	0.8%
Commercial Services & Supplies	0.8%
Aerospace & Defense	0.7%
Ground Transportation	0.7%
Industrial Conglomerates	0.7%
Wireless Telecommunication Services	0.7%
Broadline Retail	0.6%
Construction Materials	0.6%
Financial Services	0.6%
Media	0.6%
Air Freight and Logistics	0.5%
Health Care Providers and Services	0.5%

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Personal Care Products	0.5%
Containers and Packaging	0.4%
Entertainment	0.4%
Independent Power and Renewable Electricity Producers	0.4%
Marine Transportation	0.4%
Multi-Utilities	0.4%
Biotechnology	0.3%
Energy Equipment and Services	0.3%
Gas Utilities	0.3%
Life Sciences Tools and Services	0.3%
Paper and Forest Products	0.3%
Tobacco	0.3%
Transportation Infrastructure	0.3%
Communications Equipment	0.2%
Consumer Finance	0.2%
Household Products	0.2%
Interactive Media & Services	0.2%
Leisure Equipment and Products	0.2%
Passenger Airlines	0.2%
Technology Hardware, Storage & Peripherals	0.2%
Distributors	0.1%
Diversified Consumer Services	0.1%
Health Care Technology	0.1%
Water Utilities	0.1%
Short-Term Investments	1.4%
Total	100.4%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2023

Shares		Value (Note 1)
	COMMON STOCKS—99.4%
	Beverages—1.9%
80,800	Monster Beverage Corp.*	$4,654,888
	Biotechnology—2.6%
47,200	Neurocrine Biosciences, Inc.*	6,219,072
	Broadline Retail—6.1%
96,300	Amazon.com, Inc.*	14,631,822
	Capital Markets—2.6%
91,600	Charles Schwab Corp.	6,302,080
	Chemicals—2.0%
11,800	Linde PLC	4,846,378
	Communications Equipment—5.4%
55,075	Arista Networks, Inc.*	12,970,713
	Financial Services—10.5%
62,900	Fiserv, Inc.*	8,355,636
16,300	Mastercard, Inc., Class A	6,952,113
39,000	Visa, Inc., Class A	10,153,650
		25,461,399
	Health Care Equipment and Supplies—3.4%
142,130	Boston Scientific Corp.*	8,216,535
	Hotels, Restaurants & Leisure—3.0%
3,213	Chipotle Mexican Grill, Inc.*	7,348,002
	Interactive Media & Services—5.1%
87,850	Alphabet, Inc., Class A*	12,271,766
Shares		Value (Note 1)
	IT Services—9.0%
32,700	Accenture PLC, Class A	$11,474,757
34,900	EPAM Systems, Inc.*	10,377,166
		21,851,923
	Life Sciences Tools and Services—1.5%
6,950	Thermo Fisher Scientific, Inc.	3,688,991
	Professional Services—3.8%
26,050	Automatic Data Processing, Inc.	6,068,869
15,225	Paycom Software, Inc.	3,147,312
		9,216,181
	Semiconductors and Semiconductor Equipment—12.9%
12,600	ASML Holding NV, Registered	9,537,192
36,000	Entegris, Inc.	4,313,520
34,950	NVIDIA Corp.	17,307,939
		31,158,651
	Software—28.7%
24,050	Adobe, Inc.*	14,348,230
41,600	Autodesk, Inc.*	10,128,768
22,700	Intuit, Inc.	14,188,181
82,020	Microsoft Corp.	30,842,801
		69,507,980
	Specialty Retail—0.9%
2,300	O'Reilly Automotive, Inc.*	2,185,184
	TOTAL COMMON STOCKS (Cost $151,378,139)	240,531,565
TOTAL INVESTMENTS, AT VALUE—99.4% (Cost $151,378,139)	240,531,565
Other Assets in Excess of Liabilities—0.6%	1,567,997
NET ASSETS—100.0%	$242,099,562

Notes to the Schedule of Investments:

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

At December 31, 2023, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	56.0%
Financials	13.1%
Consumer Discretionary	10.0%
Health Care	7.5%
Communication Services	5.1%
Industrials	3.8%
Materials	2.0%
Consumer Staples	1.9%
Total	99.4%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2023

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Aerospace & Defense—1.3%
10,151	BWX Technologies, Inc.	$778,886
3,378	Curtiss-Wright Corp.	752,585
73,391	Kratos Defense & Security Solutions, Inc.*	1,489,103
		3,020,574
	Automobile Components—3.1%
51,371	BorgWarner, Inc.	1,841,650
76,590	Dana, Inc.	1,118,980
29,825	Modine Manufacturing Co.*	1,780,552
119,452	Stoneridge, Inc.*	2,337,676
		7,078,858
	Banks—4.0%
54,419	Bancorp, Inc.*	2,098,397
28,378	Citizens Financial Group, Inc.	940,447
93,791	First BanCorp	1,542,862
20,524	Pinnacle Financial Partners, Inc.	1,790,103
17,534	Popular, Inc.	1,439,015
14,059	Wintrust Financial Corp.	1,303,972
		9,114,796
	Biotechnology—3.9%
35,116	ACADIA Pharmaceuticals, Inc.*	1,099,482
14,297	BioMarin Pharmaceutical, Inc.*	1,378,517
20,956	Exact Sciences Corp.*	1,550,325
27,447	Halozyme Therapeutics, Inc.*	1,014,441
10,519	Incyte Corp.*	660,488
22,033	Natera, Inc.*	1,380,147
3,244	Sarepta Therapeutics, Inc.*	312,819
2,580	United Therapeutics Corp.*	567,316
26,199	Vericel Corp.*	932,946
		8,896,481
	Building Products—3.7%
25,715	AZEK Co., Inc.*	983,599
21,086	Builders FirstSource, Inc.*	3,520,097
11,367	Masonite International Corp.*	962,330
37,341	Trex Co., Inc.*	3,091,461
		8,557,487
	Capital Markets—2.4%
37,471	Carlyle Group, Inc.	1,524,695
6,979	Evercore, Inc., Class A	1,193,758
Shares		Value (Note 1)
	Capital Markets (Continued)
15,725	Raymond James Financial, Inc.	$1,753,337
21,445	TPG, Inc.	925,781
		5,397,571
	Chemicals—2.3%
18,148	Albemarle Corp.	2,622,023
70,401	Aspen Aerogels, Inc.*	1,110,928
22,899	FMC Corp.	1,443,782
		5,176,733
	Commercial Services & Supplies—0.6%
106,648	Interface, Inc.	1,345,898
	Construction and Engineering—4.2%
14,057	AECOM	1,299,289
54,187	Granite Construction, Inc.	2,755,951
39,609	MasTec, Inc.*	2,999,193
11,310	Quanta Services, Inc.	2,440,698
		9,495,131
	Construction Materials—2.7%
16,606	Eagle Materials, Inc.	3,368,361
73,453	Summit Materials, Inc., Class A*	2,825,002
		6,193,363
	Containers and Packaging—0.7%
111,991	Pactiv Evergreen, Inc.	1,535,397
	Diversified Consumer Services—0.7%
91,712	Perdoceo Education Corp.	1,610,463
	Diversified Telecommunication Services—0.6%
17,261	Cogent Communications Holdings, Inc.	1,312,872
	Electrical Equipment—3.4%
178,984	Array Technologies, Inc.*	3,006,931
11,272	EnerSys	1,138,021
2,096	Hubbell, Inc.	689,437
78,051	Shoals Technologies Group, Inc., Class A*	1,212,913
33,538	Vertiv Holdings Co.	1,610,830
		7,658,132

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—5.9%
6,467	Belden, Inc.	$499,576
46,773	Coherent Corp.*	2,036,029
9,322	Fabrinet*	1,774,256
104,299	Flex Ltd.*	3,176,947
34,424	Jabil, Inc.	4,385,618
8,932	Rogers Corp.*	1,179,649
9,176	Sanmina Corp.*	471,371
		13,523,446
	Financial Services—1.5%
45,989	NMI Holdings, Inc., Class A*	1,364,954
110,883	Paymentus Holdings, Inc., Class A*	1,981,479
		3,346,433
	Food Products—0.6%
26,902	Darling Ingredients, Inc.*	1,340,796
	Ground Transportation—3.1%
34,365	Knight-Swift Transportation Holdings, Inc.	1,981,142
74,442	RXO, Inc.*	1,731,521
38,346	XPO, Inc.*	3,358,726
		7,071,389
	Health Care Equipment and Supplies—4.8%
4,017	Align Technology, Inc.*	1,100,658
7,339	Cooper Cos., Inc.	2,777,371
15,360	Hologic, Inc.*	1,097,472
6,473	Inspire Medical Systems, Inc.*	1,316,802
11,112	Insulet Corp.*	2,411,082
32,955	Novocure Ltd.*	492,018
22,558	Tandem Diabetes Care, Inc.*	667,266
48,503	Varex Imaging Corp.*	994,311
		10,856,980
	Hotels, Restaurants & Leisure—3.4%
26,184	Boyd Gaming Corp.	1,639,380
63,147	Caesars Entertainment, Inc.*	2,960,331
43,255	Planet Fitness, Inc., Class A*	3,157,615
		7,757,326
Shares		Value (Note 1)
	Industrial REITs—0.8%
77,688	LXP Industrial Trust	$770,665
25,226	STAG Industrial, Inc.	990,373
		1,761,038
	Insurance—1.6%
4,915	Everest Group Ltd.	1,737,846
25,030	Trupanion, Inc.†,*	763,665
16,476	WR Berkley Corp.	1,165,183
		3,666,694
	Interactive Media & Services—0.7%
90,086	ZoomInfo Technologies, Inc.*	1,665,690
	IT Services—2.4%
4,605	EPAM Systems, Inc.*	1,369,251
102,391	Grid Dynamics Holdings, Inc.*	1,364,872
3,023	MongoDB, Inc.*	1,235,954
16,229	Okta, Inc.*	1,469,211
		5,439,288
	Leisure Products—0.9%
109,494	Mattel, Inc.*	2,067,247
	Life Sciences Tools and Services—2.2%
58,764	Avantor, Inc.*	1,341,582
7,917	Charles River Laboratories International, Inc.*	1,871,579
19,073	Qiagen NV*	828,341
61,191	Sotera Health Co.*	1,031,068
		5,072,570
	Machinery—1.6%
12,071	Stanley Black & Decker, Inc.	1,184,165
90,690	Stratasys Ltd.*	1,295,053
22,987	Symbotic, Inc.†,*	1,179,923
		3,659,141
	Marine Transportation—0.6%
18,620	Kirby Corp.*	1,461,298
	Media—1.2%
131,975	Integral Ad Science Holding Corp.*	1,899,120
103,257	Magnite, Inc.*	964,421
		2,863,541

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Metals and Mining—3.8%
88,447	ATI, Inc.*	$4,021,685
38,885	Carpenter Technology Corp.	2,753,058
30,818	MP Materials Corp.*	611,738
43,559	Sigma Lithium Corp.†,*	1,373,415
		8,759,896
	Oil, Gas and Consumable Fuels—3.5%
27,931	Devon Energy Corp.	1,265,274
91,988	Navigator Holdings Ltd.	1,338,425
209,654	Permian Resources Corp.	2,851,295
65,481	SM Energy Co.	2,535,424
		7,990,418
	Passenger Airlines—3.2%
43,844	Alaska Air Group, Inc.*	1,712,985
328,004	Azul SA, ADR*	3,178,359
252,546	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	2,368,881
		7,260,225
	Pharmaceuticals—2.0%
19,688	Amphastar Pharmaceuticals, Inc.*	1,217,702
29,559	Catalent, Inc.*	1,328,086
5,200	Jazz Pharmaceuticals PLC*	639,600
38,439	Pacira BioSciences, Inc.*	1,296,932
		4,482,320
	Professional Services—3.2%
8,914	Equifax, Inc.	2,204,343
41,049	KBR, Inc.	2,274,525
206,608	Planet Labs PBC†,*	510,322
17,728	TransUnion	1,218,091
67,001	Upwork, Inc.*	996,305
		7,203,586
	Real Estate Management and Development—0.2%
32,385	DigitalBridge Group, Inc.	568,033
	Residential REITs—0.3%
39,762	Independence Realty Trust, Inc.	608,359
	Retail REITs—0.2%
33,066	NETSTREIT Corp.	590,228
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment—8.8%
8,044	Ambarella, Inc.*	$493,017
95,006	indie Semiconductor, Inc., Class A†,*	770,499
27,254	MACOM Technology Solutions Holdings, Inc.*	2,533,259
11,282	MKS Instruments, Inc.	1,160,579
3,734	Monolithic Power Systems, Inc.	2,355,332
23,180	Qorvo, Inc.*	2,610,300
46,861	Semtech Corp.*	1,026,724
16,484	SiTime Corp.*	2,012,367
6,098	SolarEdge Technologies, Inc.†,*	570,773
42,362	Ultra Clean Holdings, Inc.*	1,446,239
9,572	Universal Display Corp.	1,830,741
75,104	Wolfspeed, Inc.†,*	3,267,775
		20,077,605
	Software—2.1%
19,438	Envestnet, Inc.*	962,570
13,141	Guidewire Software, Inc.*	1,432,894
1,961	HubSpot, Inc.*	1,138,439
1,042	Tyler Technologies, Inc.*	435,681
85,095	Zuora, Inc., Class A*	799,893
		4,769,477
	Specialty Retail—0.7%
29,906	Chewy, Inc., Class A*	706,679
121,831	Leslie's, Inc.*	841,852
		1,548,531
	Technology Hardware, Storage & Peripherals—0.5%
31,833	Pure Storage, Inc., Class A*	1,135,165
	Trading Companies and Distributors—5.3%
44,589	Beacon Roofing Supply, Inc.*	3,880,135
66,360	FTAI Aviation Ltd.	3,079,104
15,914	GMS, Inc.*	1,311,791
346,129	MRC Global, Inc.*	3,810,880
		12,081,910
	TOTAL COMMON STOCKS (Cost $165,774,089)	225,022,386

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		7-Day Yield	Value (Note 1)
	SHORT-TERM INVESTMENTS—1.0%
2,132,506	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,132,506)††	5.40%	$2,132,506
	TOTAL INVESTMENTS, AT VALUE—99.7% (Cost $167,906,595)		227,154,892
	Other Assets in Excess of Liabilities—0.3%		796,812
	NET ASSETS—100.0%		$227,951,704

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2023, the market value of the securities on loan was $6,817,273 (Note 1).

††  Represents collateral received from securities lending transactions. Non-cash collateral amounted to $5,078,709.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

At December 31, 2023, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Industrials	30.2%
Information Technology	19.7%
Health Care	12.9%
Materials	9.5%
Financials	9.4%
Consumer Discretionary	8.8%
Energy	3.5%
Communication Services	2.6%
Real Estate	1.5%
Consumer Staples	0.6%
Short-Term Investments	1.0%
Total	99.7%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2023

Shares		Value (Note 1)
	COMMON STOCKS—98.6%
	Aerospace & Defense—1.7%
500	Huntington Ingalls Industries, Inc.	$129,820
1,600	L3Harris Technologies, Inc.	336,992
3,300	Lockheed Martin Corp.	1,495,692
3,800	Textron, Inc.	305,596
		2,268,100
	Air Freight and Logistics—0.6%
3,500	FedEx Corp.	885,395
	Automobile Components—0.1%
800	Lear Corp.	112,968
	Automobiles—1.1%
66,100	Ford Motor Co.	805,759
19,600	General Motors Co.	704,032
		1,509,791
	Banks—8.6%
64,700	Bank of America Corp.	2,178,449
24,900	Citigroup, Inc.	1,280,856
3,800	Citizens Financial Group, Inc.	125,932
500	Cullen/Frost Bankers, Inc.	54,245
11,800	Huntington Bancshares, Inc.	150,096
40,600	JPMorgan Chase & Co.	6,906,060
7,700	KeyCorp.	110,880
1,400	M&T Bank Corp.	191,912
3,300	PNC Financial Services Group, Inc.	511,005
1,500	Webster Financial Corp.	76,140
		11,585,575
	Beverages—0.2%
100	Coca-Cola Consolidated, Inc.	92,840
2,799	Molson Coors Beverage Co., Class B	171,327
		264,167
	Biotechnology—5.6%
23,200	AbbVie, Inc.	3,595,304
7,300	Amgen, Inc.	2,102,546
1,900	Biogen, Inc.*	491,663
17,300	Gilead Sciences, Inc.	1,401,473
		7,590,986
	Broadline Retail—0.2%
6,900	eBay, Inc.	300,978
Shares		Value (Note 1)
	Building Products—1.4%
1,100	Allegion PLC	$139,359
2,000	Builders FirstSource, Inc.*	333,880
700	Carlisle Cos., Inc.	218,701
1,800	Fortune Brands Innovations, Inc.	137,052
8,800	Johnson Controls International PLC	507,232
4,400	Masco Corp.	294,712
1,800	Owens Corning	266,814
500	UFP Industries, Inc.	62,775
		1,960,525
	Capital Markets—5.2%
1,400	Ameriprise Financial, Inc.	531,762
11,600	Bank of New York Mellon Corp.	603,780
4,700	Carlyle Group, Inc.	191,243
4,600	Goldman Sachs Group, Inc.	1,774,542
3,700	Invesco Ltd.	66,008
1,700	Jefferies Financial Group, Inc.	68,697
1,000	LPL Financial Holdings, Inc.	227,620
23,400	Morgan Stanley	2,182,050
1,700	Northern Trust Corp.	143,446
2,700	Raymond James Financial, Inc.	301,050
5,700	Robinhood Markets, Inc., Class A*	72,618
800	SEI Investments Co.	50,840
4,800	State Street Corp.	371,808
1,400	Stifel Financial Corp.	96,810
3,000	T. Rowe Price Group, Inc.	323,070
		7,005,344
	Chemicals—1.0%
1,600	CF Industries Holdings, Inc.	127,200
9,300	Dow, Inc.	510,012
1,600	Eastman Chemical Co.	143,712
4,485	LyondellBasell Industries NV, Class A	426,434
1,850	Olin Corp.	99,807
		1,307,165
	Communications Equipment—2.2%
56,900	Cisco Systems, Inc.	2,874,588
4,200	Juniper Networks, Inc.	123,816
		2,998,404
	Construction Materials—0.1%
500	Eagle Materials, Inc.	101,420

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Consumer Finance—2.5%
3,900	Ally Financial, Inc.	$136,188
10,200	American Express Co.	1,910,868
4,900	Capital One Financial Corp.	642,488
3,900	Discover Financial Services	438,360
6,100	Synchrony Financial	232,959
		3,360,863
	Consumer Staples Distribution & Retail—0.6%
1,000	BJ's Wholesale Club Holdings, Inc.*	66,660
9,700	Kroger Co.	443,387
4,100	Sysco Corp.	299,833
		809,880
	Containers and Packaging—0.7%
1,600	Berry Global Group, Inc.	107,824
2,300	Crown Holdings, Inc.	211,807
4,200	Graphic Packaging Holding Co.	103,530
4,500	International Paper Co.	162,675
1,500	Packaging Corp. of America	244,365
1,200	Sonoco Products Co.	67,044
		897,245
	Diversified Consumer Services—0.2%
1,100	H&R Block, Inc.	53,207
2,900	Service Corp. International	198,505
		251,712
	Diversified Telecommunication Services—2.2%
54,800	AT&T, Inc.	919,544
54,300	Verizon Communications, Inc.	2,047,110
		2,966,654
	Electric Utilities—1.5%
3,300	Alliant Energy Corp.	169,290
10,300	Duke Energy Corp.	999,512
4,600	Edison International	328,854
2,752	OGE Energy Corp.	96,127
1,549	Pinnacle West Capital Corp.	111,280
10,200	PPL Corp.	276,420
		1,981,483
	Electrical Equipment—0.1%
500	Regal Rexnord Corp.	74,010
Shares		Value (Note 1)
	Electronic Equipment, Instruments & Components—0.7%
1,200	Arrow Electronics, Inc.*	$146,700
11,600	Corning, Inc.	353,220
2,500	Jabil, Inc.	318,500
1,200	TD SYNNEX Corp.	129,132
		947,552
	Energy Equipment and Services—0.4%
11,600	Halliburton Co.	419,340
3,200	NOV, Inc.	64,896
		484,236
	Financial Services—1.1%
5,800	Equitable Holdings, Inc.	193,140
7,044	Fiserv, Inc.*	935,725
3,400	Global Payments, Inc.	431,800
		1,560,665
	Food Products—1.1%
9,300	Archer-Daniels-Midland Co.	671,646
1,300	Bunge Global SA	131,235
900	Ingredion, Inc.	97,677
16,900	Kraft Heinz Co.	624,962
		1,525,520
	Ground Transportation—1.0%
500	Avis Budget Group, Inc.	88,630
25,900	CSX Corp.	897,953
2,200	Knight-Swift Transportation Holdings, Inc.	126,830
2,600	U-Haul Holding Co. NV	183,144
200	U-Haul Holding Co.†,*	14,360
		1,310,917
	Health Care Equipment and Supplies—0.7%
10,900	Medtronic PLC	897,942
	Health Care Providers and Services—7.2%
3,662	Cardinal Health, Inc.	369,129
3,400	Cencora, Inc.	698,292
4,400	Centene Corp.*	326,524
4,600	Cigna Group	1,377,470
10,500	CVS Health Corp.	829,080
1,200	DaVita, Inc.*	125,712

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
4,200	Elevance Health, Inc.	$1,980,552
5,600	HCA Healthcare, Inc.	1,515,808
1,800	Henry Schein, Inc.*	136,278
1,600	Laboratory Corp. of America Holdings	363,664
2,700	McKesson Corp.	1,250,046
500	Molina Healthcare, Inc.*	180,655
2,300	Quest Diagnostics, Inc.	317,124
1,100	Tenet Healthcare Corp.*	83,127
1,200	Universal Health Services, Inc., Class B	182,928
		9,736,389
	Hotels, Restaurants & Leisure—0.1%
1,349	Boyd Gaming Corp.	84,461
	Household Durables—1.8%
6,200	DR Horton, Inc.	942,276
4,600	Lennar Corp., Class A	685,584
30	NVR, Inc.*	210,013
4,500	PulteGroup, Inc.	464,490
800	Toll Brothers, Inc.	82,232
300	TopBuild Corp.*	112,278
		2,496,873
	Independent Power and Renewable Electricity Producers—0.2%
5,800	Vistra Corp.	223,416
	Insurance—6.3%
9,200	Aflac, Inc.	759,000
1,000	American Financial Group, Inc.	118,890
9,200	American International Group, Inc.	623,300
5,300	Arch Capital Group Ltd.*	393,631
700	Assurant, Inc.	117,943
6,000	Chubb Ltd.	1,356,000
2,200	Cincinnati Financial Corp.	227,612
3,700	Fidelity National Financial, Inc.	188,774
1,300	First American Financial Corp.	83,772
1,200	Globe Life, Inc.	146,064
4,600	Hartford Financial Services Group, Inc.	369,748
3,500	Loews Corp.	243,565
150	Markel Group, Inc.*	212,985
11,800	MetLife, Inc.	780,334
4,000	Old Republic International Corp.	117,600
400	Primerica, Inc.	82,304
3,600	Principal Financial Group, Inc.	283,212
Shares		Value (Note 1)
	Insurance (Continued)
5,100	Prudential Financial, Inc.	$528,921
900	Reinsurance Group of America, Inc.	145,602
6,000	Travelers Cos., Inc.	1,142,940
2,700	Unum Group	122,094
800	Willis Towers Watson PLC	192,960
3,650	WR Berkley Corp.	258,128
		8,495,379
	IT Services—1.8%
6,500	Cognizant Technology Solutions Corp., Class A	490,945
11,000	International Business Machines Corp.	1,799,050
1,500	Twilio, Inc., Class A*	113,805
		2,403,800
	Leisure Products—0.1%
1,200	Brunswick Corp.	116,100
2,700	Mattel, Inc.*	50,976
		167,076
	Machinery—4.8%
950	AGCO Corp.	115,340
6,600	Caterpillar, Inc.	1,951,422
1,900	Cummins, Inc.	455,183
3,800	Deere & Co.	1,519,506
1,800	Dover Corp.	276,858
700	Middleby Corp.*	103,019
800	Oshkosh Corp.	86,728
7,222	PACCAR, Inc.	705,228
1,700	Parker-Hannifin Corp.	783,190
2,200	Pentair PLC	159,962
800	Snap-on, Inc.	231,072
800	Timken Co.	64,120
		6,451,628
	Media—2.8%
1,200	Charter Communications, Inc., Class A*	466,416
60,600	Comcast Corp., Class A	2,657,310
5,700	Fox Corp., Class A	169,119
5,400	Interpublic Group of Cos., Inc.	176,256
3,600	Omnicom Group, Inc.	311,436
		3,780,537
	Metals and Mining—1.4%
6,600	Cleveland-Cliffs, Inc.*	134,772
700	Commercial Metals Co.	35,028
The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Metals and Mining (Continued)
5,100	Nucor Corp.	$887,604
1,000	Reliance Steel & Aluminum Co.	279,680
3,500	Steel Dynamics, Inc.	413,350
3,100	U.S. Steel Corp.	150,815
		1,901,249
	Multi-Utilities—1.3%
5,700	CenterPoint Energy, Inc.	162,849
4,500	Consolidated Edison, Inc.	409,365
8,700	Public Service Enterprise Group, Inc.	532,005
8,600	Sempra	642,678
		1,746,897
	Oil, Gas and Consumable Fuels—12.9%
2,200	Antero Resources Corp.*	49,896
4,500	APA Corp.	161,460
3,100	Cheniere Energy, Inc.	529,201
24,169	Chevron Corp.	3,605,048
300	Chord Energy Corp.	49,869
17,100	ConocoPhillips	1,984,797
9,800	Coterra Energy, Inc.	250,096
9,700	EOG Resources, Inc.	1,173,215
52,800	Exxon Mobil Corp.	5,278,945
31,000	Kinder Morgan, Inc.	546,840
9,535	Marathon Oil Corp.	230,366
5,100	Marathon Petroleum Corp.	756,636
1,100	Murphy Oil Corp.	46,926
1,700	New Fortress Energy, Inc.†	64,141
12,500	Occidental Petroleum Corp.	746,375
5,800	Phillips 66	772,212
3,100	Range Resources Corp.	94,364
14,200	Southwestern Energy Co.*	93,010
5,400	Valero Energy Corp.	702,000
9,900	Williams Cos., Inc.	344,817
		17,480,214
	Passenger Airlines—0.1%
5,300	Delta Air Lines, Inc.	213,219
	Pharmaceuticals—4.9%
19,700	Johnson & Johnson	3,087,778
30,400	Merck & Co., Inc.	3,314,208
15,500	Viatris, Inc.	167,865
		6,569,851
Shares		Value (Note 1)
	Professional Services—0.3%
200	CACI International, Inc., Class A*	$64,772
1,899	Leidos Holdings, Inc.	205,548
1,400	Robert Half, Inc.	123,088
300	Science Applications International Corp.	37,296
		430,704
	Real Estate Management and Development—0.1%
400	Jones Lang LaSalle, Inc.*	75,548
	Semiconductors and Semiconductor Equipment—4.7%
11,600	Applied Materials, Inc.	1,880,012
4,400	Microchip Technology, Inc.	396,792
15,000	Micron Technology, Inc.	1,280,100
4,800	ON Semiconductor Corp.*	400,944
15,400	QUALCOMM, Inc.	2,227,302
2,200	Skyworks Solutions, Inc.	247,324
		6,432,474
	Software—0.1%
5,200	Gen Digital, Inc.	118,664
	Specialty Retail—2.8%
1,300	AutoNation, Inc.*	195,234
3,100	Best Buy Co., Inc.	242,668
500	Dick's Sporting Goods, Inc.	73,475
400	Lithia Motors, Inc.	131,712
12,400	Lowe's Cos., Inc.	2,759,620
300	Murphy USA, Inc.	106,968
1,000	Penske Automotive Group, Inc.	160,510
900	Williams-Sonoma, Inc.	181,602
		3,851,789
	Technology Hardware, Storage & Peripherals—1.1%
3,300	Dell Technologies, Inc., Class C	252,450
21,900	Hewlett Packard Enterprise Co.	371,862
21,700	HP, Inc.	652,953
2,700	NetApp, Inc.	238,032
		1,515,297

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

Shares		Value (Note 1)
	Textiles, Apparel and Luxury Goods—0.2%
1,200	Levi Strauss & Co., Class A	$19,848
649	Ralph Lauren Corp.	93,586
1,800	Skechers USA, Inc., Class A*	112,212
		225,646
	Tobacco—2.1%
24,300	Altria Group, Inc.	980,262
20,500	Philip Morris International, Inc.	1,928,640
		2,908,902
Shares		Value (Note 1)
	Trading Companies and Distributors—0.7%
2,600	Ferguson PLC	$501,982
900	United Rentals, Inc.	516,078
		1,018,060
	TOTAL COMMON STOCKS (Cost $106,268,060)	133,287,570
	EXCHANGE-TRADED FUND—0.8%
6,200	iShares Russell 1000 Value ETF† (Cost $985,712)	1,024,550
		7-Day Yield
	SHORT-TERM INVESTMENTS—0.0%
57,378	State Street Navigator Securities Lending Government Money Market Portfolio (Cost $57,378)††	5.40%	57,378
	TOTAL SHORT-TERM INVESTMENTS (Cost $57,378)		57,378
	TOTAL INVESTMENTS, AT VALUE—99.4% (Cost $107,311,150)		134,369,498
	Other Assets in Excess of Liabilities—0.6%		860,069
	NET ASSETS—100.0%		$135,229,567

Notes to the Schedule of Investments:

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2023, the market value of the securities on loan was $224,173 (Note 1).

††  Represents cash collateral received from securities lending transactions. Non-cash collateral amounted to $172,579.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2023

At December 31, 2023, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Financials	24.4%
Health Care	18.3%
Energy	13.3%
Industrials	10.8%
Information Technology	10.7%
Consumer Discretionary	6.7%
Communication Services	5.0%
Consumer Staples	4.1%
Materials	3.1%
Utilities	2.9%
Real Estate	0.1%
Short-Term Investments	0.0%
Total	99.4%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$166,993,655	$240,531,565	$227,154,892	$134,369,498
Affiliated investment company, at value (Note 1)***—see accompanying Schedule of Investments	66,590,420	—	—	—
Cash (Note 1)	984,649	1,749,463	3,446,663	863,598
Cash denominated in foreign currencies****	813,964	—	—	—
Receivable from:
Securities sold	14,954	—	—	—
Capital stock subscriptions	9,588	35,812	39,292	17,660
Dividends and interest	205,718	44,121	118,324	177,358
Dividend tax reclaim receivable	454,160	—	—	—
Total assets	236,067,108	242,360,961	230,759,171	135,428,114
Liabilities:
Payable for:
Capital stock redemptions	6,663	53,645	24,178	24,024
Investment Adviser, net (Note 2)	3,235	116,307	149,907	48,634
Securities purchased	—	—	410,330	—
Payable upon return of securities loaned (Note 1)	3,223,110	—	2,132,506	57,378
Accrued expenses and other liabilities	124,163	91,447	90,546	68,511
Total liabilities	3,357,171	261,399	2,807,467	198,547
Net assets	$232,709,937	$242,099,562	$227,951,704	$135,229,567
Net assets consist of:
Paid-in capital	$267,996,871	$152,999,376	$172,421,608	$108,445,033
Accumulated earnings (losses)	(35,286,934)	89,100,186	55,530,096	26,784,534
Net assets	$232,709,937	$242,099,562	$227,951,704	$135,229,567
Shares outstanding#	17,125,746	8,331,885	9,330,571	9,218,745
Net asset value, offering price and redemption price per share	$13.59	$29.06	$24.43	$14.67
* Cost of investments	$148,656,751	$151,378,139	$167,906,595	$107,311,150
** Includes securities on loan with market values of	$8,295,112	$—	$6,817,273	$224,173
*** Cost of affiliated investment	$58,263,971	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$800,499	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$5,071,451	$1,126,538	$1,450,730	$3,754,078
Dividends-Affiliated	2,332,444	—	—	—
Securities lending income, net of rebates received or paid to borrowers	46,424	—	72,504	806
Total investment income	7,450,319	1,126,538	1,523,234	3,754,884
Expenses:
Investment advisory fee (Note 2)	692,788	1,280,388	1,700,930	564,917
Custody, fund accounting, transfer agent and administration fees	468,584	225,154	228,654	164,904
Professional fees	121,154	45,488	42,820	36,667
Directors' fees and expenses	49,435	48,998	45,865	29,701
Compliance expenses	27,547	27,746	25,097	15,470
Printing and shareholder reporting	15,037	14,317	13,741	10,278
Other	52,609	50,670	48,219	33,392
Total expenses	1,427,154	1,692,761	2,105,326	855,329
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(184,781)	—	—	—
Net expenses	1,242,373	1,692,761	2,105,326	855,329
Net investment income (loss)	6,207,946	(566,223)	(582,092)	2,899,555
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	4,981,676	10,556,179	11,059,020	285,816
Affiliated investment transactions	(783,454)	—	—	—
Foreign currency transactions	(13,792)	—	—	—
Net realized gain	4,184,430	10,556,179	11,059,020	285,816
Net change in unrealized appreciation on:
Unaffiliated investments	14,719,613	51,050,273	33,524,614	6,333,328
Affiliated investments	7,474,224	—	—	—
Foreign currency translation	40,507	—	—	—
Net change in unrealized appreciation	22,234,344	51,050,273	33,524,614	6,333,328
Net realized and unrealized gain	26,418,774	61,606,452	44,583,634	6,619,144
Net increase in net assets resulting from operations	$32,626,720	$61,040,229	$44,001,542	$9,518,699
* Net of foreign taxes withheld of:	$538,335	$11,983	$9,811	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$6,207,946	$6,233,608	$(566,223)	$(414,686)
Net realized gain on investments and foreign currency transactions	4,184,430	3,317,214	10,556,179	11,718,001
Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,234,344	(44,502,720)	51,050,273	(80,020,780)
Net increase (decrease) in net assets resulting from operations	32,626,720	(34,951,898)	61,040,229	(68,717,465)
Distributions to shareholders	(6,628,964)	(5,758,465)	(12,296,559)	(16,765,613)
Total distributions to shareholders	(6,628,964)	(5,758,465)	(12,296,559)	(16,765,613)
Fund share transactions (Note 4):
Proceeds from shares sold	29,900,567	24,752,434	16,116,308	17,265,274
Net asset value of shares issued on reinvestment of distributions	6,628,964	5,758,465	12,296,559	16,765,613
Cost of shares repurchased	(36,445,506)	(26,893,171)	(36,301,428)	(20,388,782)
Net increase (decrease) in net assets resulting from Fund share transactions	84,025	3,617,728	(7,888,561)	13,642,105
Total change in net assets	26,081,781	(37,092,635)	40,855,109	(71,840,973)
Net assets:
Beginning of year	206,628,156	243,720,791	201,244,453	273,085,426
End of year	$232,709,937	$206,628,156	$242,099,562	$201,244,453

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(582,092)	$(674,004)	$2,899,555	$2,701,500
Net realized gain on investments and foreign currency transactions	11,059,020	13,168,890	285,816	6,620,475
Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,524,614	(54,691,157)	6,333,328	(11,546,143)
Net increase (decrease) in net assets resulting from operations	44,001,542	(42,196,271)	9,518,699	(2,224,168)
Distributions to shareholders	(14,905,571)	(16,315,676)	(4,895,369)	(8,800,255)
Total distributions to shareholders	(14,905,571)	(16,315,676)	(4,895,369)	(8,800,255)
Fund share transactions (Note 4):
Proceeds from shares sold	15,701,087	10,439,054	15,766,828	14,697,091
Net asset value of shares issued on reinvestment of distributions	14,905,571	16,315,676	4,895,369	8,800,255
Cost of shares repurchased	(19,781,009)	(12,970,943)	(22,012,021)	(15,522,899)
Net increase (decrease) in net assets resulting from Fund share transactions	10,825,649	13,783,787	(1,349,824)	7,974,447
Total change in net assets	39,921,620	(44,728,160)	3,273,506	(3,049,976)
Net assets:
Beginning of year	188,030,084	232,758,244	131,956,061	135,006,037
End of year	$227,951,704	$188,030,084	$135,229,567	$131,956,061

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$12.06	$14.45	$13.33	$12.42	$10.60
Income from investment operations:
Net investment income‡	0.37	0.37	0.32	0.20	0.27
Net realized and unrealized gain (loss) on investments	1.56	(2.41)	1.15	0.90	1.88
Total from investment operations	1.93	(2.04)	1.47	1.10	2.15
Less distributions to shareholders:
From net investment income	(0.40)	(0.35)	(0.35)	(0.19)	(0.30)
From return of capital	—	—	(0.00)*	—	(0.03)
Total distributions	(0.40)	(0.35)	(0.35)	(0.19)	(0.33)
Net asset value, end of year	$13.59	$12.06	$14.45	$13.33	$12.42
Total Return+	16.00%	(14.16)%	11.05%	8.90%	20.32%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$232,710	$206,628	$243,721	$209,926	$195,973
Net expenses to average daily net assets•	0.57%	0.56%	0.57%	0.62%	0.63%
Net investment income to average daily net assets•	2.82%	2.89%	2.20%	1.77%	2.34%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses•	0.65%	0.63%	0.58%	0.65%	0.68%
Net investment income•	2.74%	2.82%	2.19%	1.74%	2.30%
Portfolio turnover rate	23%	18%	9%	10%	13%

‡  Calculation based on average shares outstanding.

*  Represents amounts less than $0.005 per share.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$23.19	$33.87	$33.48	$29.33	$22.85
Income from investment operations:
Net investment loss‡	(0.07)	(0.05)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	7.48	(8.58)	7.32	8.46	8.31
Total from investment operations	7.41	(8.63)	7.18	8.34	8.24
Less distributions to shareholders:
From net realized capital gains	(1.54)	(2.05)	(6.79)	(4.19)	(1.76)
Net asset value, end of year	$29.06	$23.19	$33.87	$33.48	$29.33
Total Return+	32.04%	(25.41)%	21.49%	28.89%	36.09%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$242,100	$201,244	$273,085	$236,022	$210,615
Net expenses to average daily net assets	0.77%	0.76%	0.75%	0.78%	0.77%
Net investment loss to average daily net assets	(0.26)%	(0.19)%	(0.37)%	(0.38)%	(0.25)%
Portfolio turnover rate	32%	37%	32%	31%	22%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$21.14	$28.30	$28.77	$25.05	$21.14
Income from investment operations:
Net investment loss‡	(0.07)	(0.08)	(0.15)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	5.06	(5.11)	5.24	4.35	6.11
Total from investment operations	4.99	(5.19)	5.09	4.31	6.07
Less distributions to shareholders:
From net investment income	(0.11)	—	—	—	—
From net realized capital gains	(1.59)	(1.97)	(5.56)	(0.59)	(2.16)
Total distributions	(1.70)	(1.97)	(5.56)	(0.59)	(2.16)
Net asset value, end of year	$24.43	$21.14	$28.30	$28.77	$25.05
Total Return+	23.56%	(18.14)%	17.74%	17.73%	28.85%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$227,952	$188,030	$232,758	$214,291	$181,375
Net expenses to average daily net assets	1.02%	1.05%	1.04%	1.10%	1.10%
Net investment loss to average daily net assets	(0.28)%	(0.34)%	(0.46)%	(0.19)%	(0.15)%
Portfolio turnover rate	31%	27%	38%	32%	20%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of year	$14.15	$15.39	$12.02	$12.80	$11.06
Income from investment operations:
Net investment income‡	0.31	0.31	0.24	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.75	(0.55)	3.37	(0.66)	2.16
Total from investment operations	1.06	(0.24)	3.61	(0.43)	2.38
Less distributions to shareholders:
From net investment income	(0.32)	(0.31)	(0.24)	(0.22)	(0.22)
From net realized capital gains	(0.22)	(0.69)	—	(0.13)	(0.42)
Total distributions	(0.54)	(1.00)	(0.24)	(0.35)	(0.64)
Net asset value, end of year	$14.67	$14.15	$15.39	$12.02	$12.80
Total Return+	7.61%	(1.45)%	30.01%	(3.16)%	21.52%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$135,230	$131,956	$135,006	$97,885	$99,890
Net expenses to average daily net assets	0.65%	0.63%	0.65%	0.68%	0.68%
Net investment income to average daily net assets	2.21%	2.08%	1.67%	2.09%	1.73%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	N/A	0.72%	0.69%
Net investment income	N/A	N/A	N/A	2.06%	1.72%
Portfolio turnover rate	48%	48%	61%	157%?	107%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2023, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

To achieve the Fund's investment objective, Dimensional Fund Advisors LP ("Dimensional") implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund's design emphasizes long-term drivers of expected returns identified by Dimensional's research, while balancing risk through broad diversification across companies and sectors. Dimensional's portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to provide exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund is designed to purchase a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development). The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies. As of the date of this Annual Report, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

Dimensional may also increase or reduce the Fund's exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company's price momentum and investment characteristics. In assessing a company's investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria Dimensional uses for assessing a company's investment characteristics are subject to change from time to time. In addition, Dimensional seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets. The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may also purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted. Additionally, Environmental, Social, and Governance ("ESG") is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. DSM assigns a proprietary ESG score to every company that it researches. Scores range from 0 to 10 (with 10 being the best), and DSM utilizes MSCI's ESG Controversies as a starting point to make adjustments to ESG scores across five key categories: environment, customers, human rights / community, labor rights / supply chain, and governance. These categories are then broken down further into over 20 subcategories. Each Analyst/Portfolio Manager at DSM completes in-depth research on ESG issues impacting a company and assigns scores using a consistent in-house methodology. DSM stores all ESG communications and developments in centralized folders so that companies' ESG histories and DSM's ESG activities are available to all Analyst/Portfolio Managers. In addition to weekly updates from MSCI, DSM's investment team utilizes in-depth ongoing monitoring to identify ESG issues not fully captured by MSCI.

ESG scores are included in DSM's internal summaries and have an impact on DSM's investment decisions. ESG considerations and the implementation of ESG scores and in-house research have both kept DSM from investing in certain companies and have led to DSM selling portfolio holdings.

M Capital Appreciation Fund

M Capital Appreciation Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of December 31, 2023, the market capitalization range of companies in the Russell 2500® Index was between approximately $16.77 million and $22.31 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

M Large Cap Value Fund

M Large Cap Value Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index. As of December 31, 2023, the market capitalization range of companies in the Index was between approximately $270.2 million to $3.0 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 0.5%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2023, the M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of December 31, 2023 in valuing the M International Equity Fund investments:

Assets Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$11,351,957	$—	$—	$11,351,957
Austria	824,810	—	—	824,810
Belgium	1,883,761	—	—	1,883,761
Canada	17,226,996	—	—	17,226,996
Denmark	4,608,950	—	—	4,608,950
Finland	2,186,431	—	—	2,186,431
France	13,834,207	—	—	13,834,207
Germany	11,142,988	—	—	11,142,988
Hong Kong	3,089,412	—	39	3,089,451
Ireland	841,472	—	—	841,472
Israel	1,589,080	—	—	1,589,080
Italy	4,673,712	—	—	4,673,712
Japan	36,667,894	—	—	36,667,894
Netherlands	5,370,321	—	—	5,370,321
New Zealand	576,832	—	—	576,832
Norway	1,913,883	—	—	1,913,883
Portugal	466,070	—	—	466,070
Singapore	1,667,453	—	—	1,667,453
Spain	3,780,694	—	—	3,780,694
Sweden	5,150,902	—	—	5,150,902
Switzerland	12,784,933	924	—	12,785,857
United Kingdom	21,017,140	—	—	21,017,140
United States	272,333	—	—	272,333
Total Common Stocks	162,922,231	924	39	162,923,194
Affiliated Investment Company
United States	66,590,420	—	—	66,590,420
Warrants
Canada	—	—	—	—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Germany	$804,239	$—	$—	$804,239
Italy	43,112	—	—	43,112
Total Preferred Stock	847,351	—	—	847,351
Short-Term Investments
Investments in Security Lending Collateral	—	3,223,110	—	3,223,110
Total Investments, at Value	230,360,002	3,224,034	39	233,584,075
Total	$230,360,002	$3,224,034	$39	$233,584,075

At December 31, 2023, Level 2 Common Stocks were priced based on a fair value determination by the Valuation Committee.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value for the M International Equity Fund:

Investments in Securities	Balance as of December 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3*	Transfers out of Level 3	Balance as of December 31, 2023	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/23 for the year ended 12/31/23
Common Stocks	$—	$—	$(14,341)	$14,380	$—	$—	$—	$39	$(14,341)
Rights	—	—	—	—	—	—	—	—	—
Total	$—	$—	$(14,341)	$14,380	$—	$—	$—	$39	$(14,341)

*  The Fund(s) recognize transfers between the levels as of the beginning of the period.

The M International Equity Fund did not have any significant transfers in and out of Level 1, Level 2 or Level 3 of the fair value hierarchy during the year ended December 31, 2023.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Expenses of the Corporation that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Corporation based on average net assets of each Fund.

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Cash collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102% or 105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102% or 105%.

The cash collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement Assets and Liabilities	Statement Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$3,223,110	$—	$3,223,110	$—	$3,223,110	$—
M Capital Appreciation Fund	2,132,506	—	2,132,506	—	2,132,506	—
M Large Cap Value Fund	57,378	—	57,378	—	57,378	—

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2023.

Fund	Security Type	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$3,223,110	$—	$—	$—	$3,223,110
M Capital Appreciation Fund	Common Stocks	2,132,506	—	—	—	2,132,506
M Large Cap Value Fund	Common Stocks	57,378	—	—	—	57,378

In addition, the Funds received cash and non-cash collateral in the form of U.S. Government obligations, which the Funds cannot sell or repledge as follows:

Fund	Value of Securities Loaned with Cash Collateral	Value of Cash Collateral	Value of Securities Loaned with Non-Cash Collateral	Value of Non-Cash Collateral
M International Equity Fund	$3,077,733	$3,223,110	$5,217,379	$5,559,228
M Capital Appreciation Fund	2,040,730	2,132,506	4,776,543	5,078,709
M Large Cap Value Fund	55,166	57,378	169,007	172,579

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2020 through December 2022. No examination of any of the Funds' tax filings is currently in progress.

Significant Concentrations

The Funds maintain a demand deposit in excess of Federal Deposit Insurance Company ("FDIC") Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Funds manage this risk by dealing with a major financial institution and monitoring its credit worthiness.

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.15% on all assets plus (and only with
respect to Fund assets which are not invested
in a mutual fund that is advised by the
Fund's sub-adviser):
0.25% on the first $100 million
0.20% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts thereafter

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Advisory Fees
M Capital Appreciation Fund	For the period January 1, 2023 through
April 30, 2023:
0.90% on the first $125 million
0.80% on the amounts thereafter
For the period May 1, 2023 through
December 31, 2023:
0.85% on the first $125 million
0.75% on the amounts thereafter
M Large Cap Value Fund	0.43%

Prior to May 1, 2023 and for the period May 1, 2023 to April 30, 2024, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2023, the Adviser reimbursed $184,781 of other expenses for the M International Equity Fund.

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Brandywine Global Investment Management, LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.25% on the first $100 million
0.20% on the amounts thereafter
Sub-Adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the Sub-Adviser, nor shall such assets count
towards the application of the $100 million
breakpoint.
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts thereafter

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Fund	Total Sub-Advisory Fees
M Capital Appreciation Fund	For the period January 1, 2023 through
April 30, 2023:
0.75% on the first $125 million
0.65% on the amounts thereafter.
For the period May 1, 2023 through
December 31, 2023:
0.70% on the first $125 million
0.60 % on the amounts thereafter.
M Large Cap Value Fund	0.28%

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers or Interested Directors. Through December 31, 2023, the Corporation paid each Independent Director $1,500 per meeting of the Board that he or she attended. The Corporation paid each Independent Director an annual retainer of $25,000. Each member of the Audit Committee and each member of the Nominating and Corporate Governance Committee received $1,500 per meeting of the Audit Committee or Nominating and Corporate Governance Committee that he or she attended. The Chair of the Board and the Chair of the Audit Committee each received additional annual compensation of $10,000.

Effective January 1, 2024, the Corporation pays each Independent Director $2,000 per meeting of the Board that he or she attends. The Corporation pays each Independent Director an annual retainer of $26,500. Each member of the Audit Committee and each member of the Nominating and Corporate Governance Committee receives $2,000 per meeting of the Audit Committee or Nominating and Corporate Governance Committee that he or she attends. The Chair of the Board and the Chair of the Audit Committee each receive additional annual compensation of $10,000.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The Company which is an affiliate of the M International Equity Fund as of December 31, 2023, is noted in the Fund's Schedule of Investments. During the year ended December 31, 2023, purchases and sales transactions, income earned from investments and shares held of investment companies managed by Dimensional for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized (Loss) on Sales	Change in Unrealized Appreciation	Value, End of Year	Dividend Income	Shares End of Year
DFA Emerging Markets Core Equity Portfolio	$59,098,784	$12,351,630	$(11,550,764)	$(783,454)	$7,474,224	$66,590,420	$2,332,444	2,971,460

The DFA Emerging Markets Core Equity Portfolio is registered under the 1940 Act as an open-end management investment company. The M International Equity Fund may redeem its investment from the DFA Emerging Markets

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Core Equity Portfolio at any time if the Adviser determines that it is in the best interest of the M International Equity Fund and its shareholders to do so.

The performance of the M International Equity Fund will be directly affected by the performance of the DFA Emerging Markets Core Equity Portfolio. The financial statements of the DFA Emerging Markets Core Equity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the M International Equity Fund's financial statements. As of December 31, 2023, the percentage of M International Equity Fund net assets invested in the DFA Emerging Markets Core Equity Portfolio was 28.6%.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2023, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$49,556,878	$50,899,065
M Large Cap Growth Fund	69,667,514	87,942,857
M Capital Appreciation Fund	62,267,092	67,626,738
M Large Cap Value Fund	62,916,414	66,244,938

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	2,302,249	1,944,037	607,433	643,755
Shares repurchased	(2,799,991)	(2,148,100)	(1,380,448)	(743,895)
Distributions reinvested	488,784	475,513	426,897	715,926
Net increase (decrease)	(8,958)	271,450	(346,118)	615,786
Fund Shares:
Beginning of year	17,134,704	16,863,254	8,678,003	8,062,217
End of year	17,125,746	17,134,704	8,331,885	8,678,003

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Paid-in Capital (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares sold	675,157	434,832	1,112,719	982,585
Shares repurchased	(843,264)	(544,192)	(1,558,922)	(1,056,014)
Distributions reinvested	603,727	778,667	340,187	627,003
Net increase	435,620	669,307	(106,016)	553,574
Fund Shares:
Beginning of year	8,894,951	8,225,644	9,324,761	8,771,187
End of year	9,330,571	8,894,951	9,218,745	9,324,761

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received.

The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end. Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Additional Market Disruption Risk

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on a Fund's investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of a Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which a Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; the potential for wider conflict; and the result

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on a Fund's investments as well as a Fund's performance, and the value or liquidity of certain securities held by a Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. Beginning in 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund's investments.

Risks Related to COVID-19 Pandemic

The global outbreak of the novel coronavirus and related disease (COVID-19) created significant economic and social uncertainty throughout the world and has caused significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions had significant economic impacts on markets worldwide. It is not known how long such impacts, or any future impacts, will or would last. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a prolonged adverse impact on a Fund and its investments and could result in increased volatility of a Fund's net asset value.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2023, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2023, the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	40.1%	42.6%	6.4%	3.6%
M Large Cap Growth Fund	49.3%	35.1%	5.1%	1.4%
M Capital Appreciation Fund	46.1%	39.1%	1.7%	6.3%
M Large Cap Value Fund	50.7%	33.6%	4.0%	1.3%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information

At December 31, 2023, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$210,010,303	$38,486,377	$(14,912,605)	$23,573,772
M Large Cap Growth Fund	152,056,154	91,424,400	(2,948,989)	88,475,411
M Capital Appreciation Fund	171,081,681	68,696,418	(12,623,207)	56,073,211
M Large Cap Value Fund	107,664,123	27,630,387	(925,012)	26,705,375

Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, passive foreign investment companies mark-to-market adjustments and return of capital adjustments.

The tax character of distributions paid during 2023 and 2022 was as follows:

	December 31, 2023 Amount	December 31, 2022 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$6,628,964	$5,758,465
Total Distributions	$6,628,964	$5,758,465
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$805,532
Long-Term Capital Gain	12,296,559	15,960,081
Total Distributions	$12,296,559	$16,765,613
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$1,517,003	$—
Long-Term Capital Gain	13,388,568	16,315,676
Total Distributions	$14,905,571	$16,315,676
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$2,897,243	$2,701,500
Long-Term Capital Gain	1,998,126	6,098,755
Total Distributions	$4,895,369	$8,800,255

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

At December 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Late Year Ordinary and Post October Loss Deferrals	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings (Losses)
M International Equity Fund	$591,648	$—	$(59,477,691)	$—	$23,599,109	$(35,286,934)
M Large Cap Growth Fund	—	624,775	—	—	88,475,411	89,100,186
M Capital Appreciation Fund	—	—	—	(543,115)	56,073,211	55,530,096
M Large Cap Value Fund	—	79,159	—	—	26,705,375	26,784,534

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2023, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $17,081,626 and unused long-term capital losses of $42,396,065 permitted to be carried for an unlimited period. In addition, at December 31, 2023, M International Equity Fund used capital loss carryforwards of $4,690,382.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2023, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to net operating losses and prior year true-up adjustments.

Permanent differences incurred during the year ended December 31, 2023, resulting from differences in book and tax accounting, have been reclassified at year-end between accumulated earnings (losses) and paid-in capital as follows, with no impact to the net asset value per share:

	Total Accumulated Earnings	Paid-in Capital
M Large Cap Growth Fund	$566,223	$(566,223)
M Capital Appreciation Fund	7,256	(7,256)

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

9.  Change in Independent Registered Public Accounting Firm

On March 13, 2023, BBD LLP ("BBD") ceased to serve as the independent registered public accounting firm of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund, and the M Large Cap Value Fund, each a series ("Fund") of M Fund, Inc. (the "Corporation" or "Registrant"). The Audit Committee of the Board of Directors of the Corporation approved the replacement of BBD as a result of Cohen & Company, Ltd.'s ("Cohen") acquisition of BBD's investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to the N-CSR under Item 13(a)(4).

On March 17, 2023, the Audit Committee of the Board of Directors of the Corporation also recommended and approved the appointment of Cohen as the Funds' independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through March 13, 2023, neither the Registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds' financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

10.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund and
Board of Directors of M Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (the "Funds"), each a series of M Fund, Inc., as of December 31, 2023, the related statements of operations and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 21, 2023, expressed an unqualified opinion on the Funds' financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 23, 2024

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Malcolm L. "Skip" Cowen II(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 64	Director	Indefinite Two Years	President, Cornerstone Advisors Asset Management, LLC and Cornerstone Institutional Investors, LLC, 2002 to present; President, Cornerstone Benefits, Inc., 2021 to present.	4	M Financial Investment Advisers, Inc, 1999 to present; and Gettysburg College Board of Trustees, 2012 to present.
James "Jim" Kaplan(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite Two Years	Chief Executive Officer, KB Financial Companies, LLC, 2016 to present; Principal, KB Financial Partners, LLC, 2009 to present.	4	M Financial Investment Advisers, Inc, 2021 to present; M Financial Holdings, Inc., 2019 to present; M Life Insurance Company, 2019 to present; and The Mariano Rivera Foundation, April 2021 to present.

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Messrs. Cowen and Kaplan are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Cowen is a Director of the Adviser.

•  Mr. Kaplan is a Director of the Adviser and of M Financial Holdings.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 73	Director, Chair of the Board and Nominating and Corporate Governance Committee Chair	Indefinite 11 Years	Retired. President, Acorn Investors LLC (investment holding company), 2005 to October 2022; Principal, Clifford Capital Partners LLC (investment manager), 2010 to 2022.	4	Director, Oaktree Capital Group, (investment manager), 2007 to 2019.
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 72	Director and Audit Committee Chair	Indefinite 15 Years	Retired.Consultant, C.M. Capital Corp., 2022 to 2023; Chief Executive Officer, C.M. Capital Corp., 2010 to 2022.	4	Vice-Chair and Director, C.M. Capital Corp., 2021 to present.
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 65	Director	Indefinite Four Years	Retired. Senior Vice President and Portfolio Manager, Nuveen Investments (investment manager), 2005 to 2016.	4	Director, Women's Economic Ventures (non-profit), 2016 to present; and Treasurer, Women's Economic Ventures (non-profit), 2018 to 2023.
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite Four Years	Retired. Director, Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (custodial bank), 2000 to 2019.	4	Wisdom Tree Digital Trust (mutual fund), June 2022 to present.

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert Olson 1125 NW Couch St., Suite 900 Portland, OR 97209 49	President	One Year Since October 2023

Head of Advisory Services, M Financial Group, September 2023 to present; President, M Financial Investment Advisers, October 2023 to present; Director of Investment Product Management, Morningstar Investment Management, 2019 to September 2023; International Business Manager, Nuveen Investments, 2010 to 2019.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 58	Secretary and Treasurer	One Year 16 Years

Senior Accounting Director, M Financial Group, 1999 to 2023; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Schedules of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORT is available on the Corporation's website at www.mfin.com/m-funds and on the SEC's website at www.sec.gov. The Funds' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2023 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	0.02%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $12,296,559, $13,388,568, and $1,998,126, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2023.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2023:

•  the total amount of foreign taxes creditable was $389,449

•  the total amount of income sourced from foreign countries was $4,386,851

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

ANNUAL REPORT OF LIQUIDITY RISK MANAGEMENT PROGRAM ADMINISTRATOR

Rule 22e-4 of the 1940 Act (the "Rule") requires that the Liquidity Risk Management Program Administrator (the "LPA") for the Fund periodically, but no less frequently than annually, review and provide the Board a written report that assesses the adequacy of the Liquidity Risk Management Program (the "Program") and the effectiveness of its implementation including, if applicable, the operation of the Highly Liquid Investment Minimum (the "HLIM") for each Fund and any material changes to the Program.

At a meeting of the Board held on November 30, 2023 the LPA presented and the Board reviewed a written report covering the period October 1, 2022 through September 30, 2023 (the "Review Period"). The LPA conducted various liquidity risk assessments during the Review Period, including an annual Liquidity Needs Assessment ("LNA") of each Fund as of June 30, 2023 to assess the liquidity risk of each Fund and assist in the determination as to whether any material changes should be made to the components of the Program. The following factors were reviewed by the LPA in its assessment of each Fund's liquidity risk and evaluation on the adequacy of the Program: (i) investment strategy, portfolio concentration and the liquidity of portfolio investments; (ii) holdings of cash and cash equivalents; (iii) short-term and long-term cash flows; (iv) redemption volatility and stressed conditions; and (v) other funding sources.

Liquidity Risk Assessment

1.) Investment Strategy Portfolio Concentration and Liquidity of Portfolio Investments

The LPA evaluated each Fund's investment objective and portfolio strategy, including portfolio concentration, liquidity classifications and any known or identifiable risks to liquidity. For all Funds, other than M Large Cap Growth Fund, the LPA noted that the Funds were highly diversified with relatively low concentration of holdings. The M Large Cap Growth Fund's investment strategy is to hold between 25 and 35 equity securities and as a result is highly concentrated. However, the LPA recognized that the M Large Cap Growth Fund holds larger capitalization, highly liquid securities where daily trading volumes appear adequate for the Fund to dispose of holdings in a fast and efficient manner in order to meet redemptions if necessary.

Each Fund's portfolio liquidity was monitored by the Funds' Chief Compliance Officer (the "CCO"). Liquidity classifications for each security holding were provided to the CCO by the Funds' administrator, State Street Bank and Trust Company ("State Street Bank"), using its TruView analytics system, on a monthly basis. Each Fund held at least 99.5% of its investments in Highly Liquid Investments during the Review Period. As a result, all Funds met the 15% limit on Illiquid Securities during the Review Period. No material liquidity risks were identified by the LPA during the Review Period relating to each Fund's investment strategy, portfolio concentration or portfolio liquidity. The LPA reasonably expects these trends to continue and believes that each Fund's investment strategy is appropriate and manageable for an open-end fund during both normal and stressed market conditions.

2.) Holdings of Cash and Cash Equivalents

All Funds are primarily invested in securities and hold a low percentage of their assets in cash and cash equivalents. In addition, the Funds do not maintain any type of borrowing arrangement or credit facility. It is the belief of the Funds' investment adviser, M Financial Investment Advisers, Inc., that based upon the high liquidity of each Fund's portfolio and that historical redemption activity was not material from a liquidity perspective for any Fund, a line

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

of credit or other borrowing arrangements are not necessary. The LPA did not identify any material liquidity risks during the Review Period with respect to holdings of cash and cash equivalents.

3.) Short-Term and Long-Term Cash Flows and Redemption Volatility and Stressed Conditions

To meet various obligations under the variable annuity or variable life insurance contracts, insurance company separate accounts may redeem Fund shares to generate cash. Proceeds from the redemptions are usually sent to the separate account on the next business day. The Funds may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

The LPA reviewed historical subscription and redemption activity for each Fund. The LPA found that redemption activity was not material from a liquidity perspective for any Fund during either normal or stressed market conditions. The LPA also reviewed shareholder concentration, noting that Fund ownership is highly concentrated amongst approximately 10 insurance carriers. Shares are held in omnibus accounts, which means that Fund ownership is spread out amongst a larger number of underlying contract owners that beneficially own Fund shares. This reduces the risk of larger redemptions in shorter timeframes, which has provided the Funds with stable cash flow and lower redemption volatility over the Review Period.

Since cash flows do not appear to be significant during normal or stressed conditions and the shareholder base of each Fund appears stable, the LPA did not identify any material liquidity risks during the Review Period.

4.) Other Funding Sources

The Funds currently do not have any borrowing or other credit arrangements, nor have they utilized cross transactions, all of which could provide additional liquidity. The LPA believes that these factors do not appear to cause any liquidity concerns given each Fund's highly liquid portfolio and stable cash flow history.

Program Management

The Program allows the LPA to delegate certain responsibilities and engage one or more third parties to assist with its implementation, subject in each case to the appropriate oversight by the LPA. The LPA still maintains the responsibility of overseeing and supervising any person that has been delegated liquidity risk management responsibilities under the Program.

The LPA has delegated certain responsibilities under the Program to the CCO. On a monthly basis, State Street Bank provides the CCO with liquidity reports that characterize each Fund's holdings into one of four liquidity categories (as defined under the Rule). Liquidity reports are generated by State Street Bank using the liquidity analytics system, TruView. The CCO reports any issues or concerns to the LPA. No material issues were reported to the LPA during the Review Period.

Quarterly, the LPA conducts a formal meeting in order to review the Program. The CCO provides the LPA with a summary of the results from his monitoring of the Program, including liquidity classifications, compliance with the 15% Illiquid Securities Limit, an evaluation of the effectiveness of State Street Bank's responsibilities under the Program, and a determination of whether the Program has operated effectively and whether the Funds have met the

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

applicable requirements under the Rule and the Program. All minutes of the LPA meetings are provided to the Board. The CCO reported no material issues to the LPA during the quarterly meetings within the Review Period.

At least annually, the CCO provides the LPA with a Liquidity Needs Assessment in order to assess each Fund's Liquidity Risk and evaluate whether any material changes are needed to the Program. The results of the Liquidity Needs Assessments were addressed earlier in this report.

The Program's administration process, as outlined above, appears to be functioning effectively in all material respects and no changes are recommended at this time.

Highly Liquid Investment Minimum

Although the Rule requires the LPA to determine a HLIM for each Fund, the LPA has determined that each Fund qualifies as an Excluded Fund (as defined in the Program). The SEC in its guidance has suggested that a HLIM would not be required if a Fund, under normal circumstances, primarily holds at least 50% of its assets in Highly Liquid Investments. The LPA has determined that all Funds within the Review Period were considered to primarily hold at least 50% of their assets in this category and that all Funds will continue to be excluded from determining a HLIM.

Conclusion

There were no material changes to the Program during the Review Period. No significant liquidity events impacting any Funds were noted during the Review Period. It is the LPA's assessment that the Program is adequately designed and has been effective in managing each Fund's liquidity risk and in implementing the requirements of the Rule.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2023 to December 31, 2023)
M International Equity Fund
Actual	$1,000.00	$1,064.30	0.57%	$2.97
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.57%	2.91
M Large Cap Growth Fund
Actual	$1,000.00	$1,130.10	0.77%	$4.13
Hypothetical (5% return before expenses)	1,000.00	1,021.30	0.77%	3.92
M Capital Appreciation Fund
Actual	$1,000.00	$1,044.70	1.02%	$5.26
Hypothetical (5% return before expenses)	1,000.00	1,020.10	1.02%	5.19
M Large Cap Value Fund
Actual	$1,000.00	$1,067.80	0.65%	$3.39
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.65%	3.31

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

(b)	Not applicable.

Item 2. Code of Ethics.

As of December 31, 2023, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2023, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce W. Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal year ended December 31, 2022 and the period from January 1, 2023 through March 13, 2023. Cohen & Company Ltd. replaced BBD, LLP, after acquiring BBD, LLP’s Investment Management Group, and served as the principal accountant for the Registrant for the period from March 13, 2023 through December 31, 2023.

(a)            AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2022 and December 31, 2023 were $91,250 and $0, respectively. The aggregate fees billed for professional services rendered by its principal accountant, Cohen & Company, Ltd. for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2023 were $94,500.

(b)            AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2022 and December 31, 2023. No such fees were billed to the Registrant by Cohen & Company, Ltd. for the fiscal year ended December 31, 2023.

(c)            TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2022 and December 31, 2023 were $12,500 and $0, respectively. The aggregate fees billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2023 were $12,500. Such services included the review of the Fund’s tax and excise returns.

(d)            ALL OTHER FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2022 and December 31, 2023. No such fees were billed to the Registrant by Cohen & Company, Ltd. for the fiscal year ended December 31, 2023.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)            Not applicable

(c)            100%

(d)            Not applicable

(f)            Not applicable.

(g)	The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2022 and December 31, 2023 were $12,500 and $0, respectively. The aggregate fees billed by the Registrant’s principal accountant, Cohen & Company, Ltd., for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2023 were $12,500.

(h)            Not applicable.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)       Code of Ethics as described in Item 2 is attached hereto as Exhibit 13(a)(1).

(a)(2)       Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3)       Not applicable to this filing.

(a)(4)     (i) Change in Registrant's Independent Registered Public Accounting Firm

(ii) Letter from BBD LLP

(b)           Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.   M Fund, Inc.

M Fund, Inc.

By:	/s/ Robert Olson
Robert Olson
President/Principal Executive Officer

Date:   March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Olson
Robert Olson
President/Principal Executive Officer

Date:   March 7, 2024

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer

Date:   March 7, 2024